    As filed with the Securities and Exchange Commission on April 13, 2007


                                                      Registration No. 333-39157
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 14                  ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940



                                 Amendment No. 42                         ( X )



                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                            Richard P. Bowman, Esq.

                 New York Life Insurance and Annuity Corporation
                                1 Rockwood Road
                         Sleepy Hollow, New York 10591
                     (Name and Address of Agent for Service)


                                    Copy to:

        Stephen E. Roth, Esq.                    Thomas F. English,Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[X] on May 1, 2007 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ____________ pursuant to paragraph (a)(i) of 485.
If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE


                            PROSPECTUS--MAY 1, 2007


     A FLEXIBLE PREMIUM LIFE INSURANCE POLICY OFFERED TO TWO INSUREDS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I


        Please use one of the following addresses for service requests:



REGULAR MAIL  NYLIAC                               EXPRESS MAIL  NYLIAC
              Variable Products Service                          Variable Products Service
              Center                                             Center
              Madison Square Station                             51 Madison Avenue
              P.O. Box 922                                       Room 651
              New York, NY 10159                                 New York, NY 10010

                          OR CALL OUR TOLL-FREE NUMBER: 1-800-598-2019



     You must send subsequent premium payments or loan repayments to us at:



REGULAR MAIL  NYLIAC                               EXPRESS MAIL  NYLIAC, Suite 3021
              75 Remittance Drive, Suite 3021                    c/o The Northern Trust Bank
              Chicago, IL 60675-3021                             350 North Orleans Street
                                                                 Receipt & Dispatch, 8th Floor
                                                                 Chicago, IL 60654



     This prospectus describes individual flexible premium survivorship variable universal life insurance policies issued by New York Life Insurance and Annuity ("NYLIAC"). These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect. Series 1 policies were offered for sale prior to May 10, 2002 and are no longer being offered. Series 2 policies were offered for sale commencing in states where approved on May 10, 2002. Applications are currently being accepted only for Series 2 policies. Unless otherwise indicated, all information in this prospectus applies to both series of policies.


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS


                                              PAGE
                                              ----
Summary of Benefits and Risks..............     4
  Benefits.................................     4
  Risks....................................     6
Table of Fees and Expenses.................     8
  Transaction Fees.........................     8
  Periodic Charges Other Than Funds'
     Operating Expenses....................     9
  Fund Annual Operating Expenses...........    10
  Fund Annual Expenses.....................    10
Definitions................................    14
Management and Organization................    15
  Insurer..................................    15
  Your Policy..............................    15
  About the Separate Account...............    16
  Our Rights...............................    16
     The Fixed Account and DCA Plus
       Account.............................    17
     How to Reach Us for Policy Services...    17
     Virtual Service Center and Interactive
       Voice Response System...............    17
     Funds and Eligible Portfolios.........    18
     Investment Return.....................    22
     Voting................................    22
Charges Associated with the Policy.........    23
  Deductions from Premiums.................    23
     Sales Expense Charge..................    23
     State Tax Charge......................    23
     Federal Tax Charge....................    24
  Deductions from Cash Surrender Value.....    24
     Monthly Contract Charge...............    24
     Charge for Cost of Insurance
       Protection..........................    24
     Mortality and Expense Risk Charge
       (Series 2 only).....................    25
     Separate Account Administrative Charge
       (Series 2 only).....................    25
     Charge Per $1,000 of the Current Face
       Amount (Series 2 only)..............    25
     Charge Per $1,000 of the Initial Face
       Amount (Series 1 only)..............    25
     Rider Charges.........................    25
     Expense Allocation....................    26
  Separate Account Charges.................    26
     Mortality and Expense Risk Charge
       (Series 1 only).....................    26
     Administrative Charge (Series 1
       only)...............................    26
     Charges for Federal Income Taxes......    26
     Fund Charges..........................    26
  Transaction Charges......................    27
     Surrender Charges.....................    27
     Partial Withdrawal Charge.............    27
     Transfer Charge.......................    27
     Exercise of Living Benefits Rider.....    27
  Loan Charges.............................    27
Description of the Policy..................    27
  The Parties..............................    27
     Policyowner...........................    28
     Insureds..............................    28
     Beneficiary...........................    28



                                              PAGE
                                              ----
  The Policy...............................    28
     How the Policy is Available...........    29
     Policy Premiums.......................    29
  Cash Value...............................    29
  Investment Divisions, the Fixed Account,
     and the DCA Plus Account..............    29
     Amount in the Separate Account........    29
     Amount in the Fixed Account and/or DCA
       Plus Account........................    30
     Transfers Among Investment Divisions,
       the Fixed Account and the DCA Plus
       Account.............................    30
     Limits on Transfers...................    30
     Additional Benefits through Riders....    33
     Options Available at No Additional
       Charge..............................    33
       Policy Split Option.................    33
       Dollar Cost Averaging...............    34
       Dollar Cost Averaging Plus ("DCA
          Plus")...........................    34
       Automatic Asset Reallocation........    34
       Interest Sweep......................    34
     Maturity Date.........................    34
     Tax-Free "Section 1035" Insurance
       Policy Exchanges....................    34
     24 Month Exchange Privilege...........    35
Premiums...................................    35
     Planned Premium.......................    35
     Unplanned Premium.....................    36
     Risk of Minimally Funded Policies.....    36
     Timing and Valuation..................    36
     Free Look.............................    36
     Premium Payments......................    37
     Check-O-Matic.........................    37
     Premium Payments Returned for
       Insufficient Funds..................    37
Policy Payment Information.................    38
     When Life Insurance Coverage Begins...    38
     Changing the Face Amount of Your
       Policy..............................    38
     Policy Proceeds.......................    39
     Payees................................    39
     When We Pay Policy Proceeds...........    39
     Death Claims..........................    40
     Electing or Changing a Payment
       Option..............................    41
     Life Insurance Benefit Options........    41
     Changing Your Life Insurance Benefit
       Option..............................    42
  Additional Policy Provisions.............    43
     Limits on Our Rights to Challenge Your
       Policy..............................    43
     Suicide...............................    43
     Misstatement of Age or Gender.........    44
     Assignment............................    44
Partial Withdrawals and Surrenders.........    44
  Partial Withdrawals......................    44
     Amount Available to Withdraw..........    44
     Requesting a Partial Withdrawal.......    44

                                              PAGE
                                              ----
     The Effect of a Partial Withdrawal
       (Series 1 only).....................    45
     The Effect of a Partial Withdrawal
       (Series 2 only).....................    45
  Surrenders...............................    46
     Cash Surrender Value..................    46
     Requesting a Surrender................    46
     When the Surrender is Effective.......    46
     Surrender Charges.....................    46
Loans......................................    47
     Your Policy as Collateral for a
       Loan................................    47
     Loan Interest.........................    47
     Interest on the Cash Value Held as
       Collateral..........................    47
     When Loan Interest is Due.............    47
     Loan Repayment........................    48
     Excess Loan Condition.................    48
     The Effect of a Policy Loan...........    48
Termination and Reinstatement..............    48
     Late Period...........................    48
     Reinstatement Option..................    49
Federal Income Tax Considerations..........    50
     Our Intent............................    50
     Tax Status of NYLIAC and the Separate
       Account.............................    50



                                              PAGE
                                              ----
     Charges for Taxes.....................    50
     Diversification Standards and Control
       Issues..............................    51
     Life Insurance Status of the Policy...    51
     Modified Endowment Contract Status....    52
     Status of the Policy After the Younger
       Insured is Age 100..................    53
     Policy Surrenders and Partial
       Withdrawals.........................    53
     Policy Loans and Interest
       Deductions..........................    54
     Corporate Owners......................    54
     Exchanges or Assignments of
       Policies............................    55
     Reasonableness Requirement for
       Charges.............................    55
     Living Benefits Rider (Also Known as
       Accelerated Benefits Rider).........    55
     Other Tax Issues......................    55
     Qualified Plans.......................    55
     Withholding...........................    55
Legal Proceedings..........................    56
Records and Reports........................    56
Financial Statements.......................    57
State Variations...........................    57
Appendix A Series 2 Illustrations..........   A-1
Obtaining Additional Information...........

                         SUMMARY OF BENEFITS AND RISKS


     The following is a brief summary of certain features of NYLIAC Survivorship Variable Universal Life ("SVUL"). Many benefits of SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.


                                    BENEFITS

PROTECTION

     SVUL offers you the protection of permanent life insurance, which can, over time, become a valuable asset.


     SVUL provides permanent life insurance coverage on two insureds with a life insurance benefit payable when the last surviving insured dies. In addition this policy has the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable deductions and charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:


     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

     - the charges we deduct.

     With SVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS


     SVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, premium payments can vary depending on your individual policy (age, gender, coverage amount, underwriting classification). As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.


LIQUIDITY THROUGH LOANS

     SVUL allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's Cash Surrender Value.

LIQUIDITY THROUGH WITHDRAWALS


     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum Face Amount. Certain charges will apply. Partial withdrawals can result in a taxable event. Also note that certain partial withdrawal requests must be made in writing and sent to NYLIAC's Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals.")

INVESTMENT OPTIONS

     This policy offers you a choice of 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can choose a maximum of 21 investment options for net premium payments from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among Investment Divisions and the Fixed Account tax free, within the limits described in this prospectus. You can change the Investment Divisions in which you invest throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE


     With SVUL, while both insureds are alive, you may request an increase or decrease the policy's face amount within limits. In order to request a decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. (See "Changing the Face Amount of Your Policy.") You may request an increase of the policy's Face Amount by contacting your registered representative or by submitting a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. Decreases in coverage can incur surrender charges.


THREE LIFE INSURANCE BENEFIT OPTIONS

     SVUL offers different life insurance benefit options. Series 1 policies offer two options; Series 2 policies offer three.

     -- Option 1--a level benefit equal to your policy's Face Amount.

     -- Option 2--a benefit that varies and equals the sum of your policy's Face
        Amount and Cash Value.

     -- Option 3 (Series 2 only)--a benefit that equals the sum of your policy's
        Face Amount and the Adjusted Total Premium.


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax
Considerations" -- "Life Insurance Status of Policy" -- "Pension Protection Act of 2006 -- Impact on Employer-Owned Policies" for more information.


AUTOMATED INVESTMENT FEATURES

     The following administrative features are available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep.

DOLLAR COST AVERAGING PLUS


     You may elect the Dollar Cost Averaging Plus ("DCA Plus") feature that allows you to set up dollar cost averaging using the DCA Plus Account when a premium payment is made.


OPTIONAL RIDERS

     SVUL offers additional insurance coverage and other benefits through optional riders. Certain riders have costs associated with them.

POLICYOWNER SUPPORT


     As a policyowner, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SVUL policy. Certain service requests must be in writing. Specific requirements applicable to any service request are described later in this prospectus.


A HIGHLY-RATED COMPANY


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC") NYLIC has more than 160 years of experience in the offering of insurance products, and NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account and the DCA Plus Account, and not applicable to the Investment Divisions, which are not guaranteed.


                                     RISKS

INVESTMENT RISK


     While a variable policy has the potential for a higher rate of return than with a fixed rate life insurance policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and risk tolerance.


RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)


     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the last surviving insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.



     A SVUL policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally-funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. In addition, by paying only the minimum required monthly premium for the No-Lapse Guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.


POTENTIAL FOR INCREASED CHARGES


     We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. The actual charges, however, will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)


RISK OF LAPSE FROM POLICY LOANS


     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. (See "Modified Endowment Contract Status".)

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.


     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If, however, loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income to you.


TAX RISKS


     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100, and that the policyowner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.


CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first fifteen years of the policy or within fifteen years after you increase the face amount, surrender charges may apply. SVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS


     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.


POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -- increased administrative and Fund brokerage expenses

     -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer Cash Value between investment options.

                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge Imposed on         when premium      Current: 8%(1)
    Premium Payments paid up to the         payment is       Guaranteed Maximum: 9%(2)
    Target Premium (as a % of premium     applied, up to
    payment):                           younger Insured's
                                             age 100



   Sales Expense Charge Imposed on         when premium      Current: 4%(3)
    Premium Payments paid over the          payment is       Guaranteed Maximum: 6.5%
    Target Premium (as a % of premium     applied, up to
    payment):                           younger Insured's
                                             age 100



   Premium Taxes:                          when premium      All taxes may vary over time. Guaranteed maximums are
                                        payment is applied   subject to tax law changes.
    State Tax                                 up to          Current: 2% of all premium payments
                                        younger Insured's
    Federal Tax                              age 100
       --  Non-Qualified Policy                              Current: 1.25% of all premium payments
       --  Qualified Policy                                  None



   Surrender Charge(4)                     surrender or      Current and Guaranteed Maximum: percentage based on the
                                         decrease in Face    Policy Year and on the younger Insured's issue age
                                        Amount in first 15   multiplied by 20% of Target Premium(5)
                                              years



   Additional Surrender Charges:
       --  Policy Surrender Charge      surrender or lapse   Guaranteed Maximum: $550(6)
        During First Policy Year(5)       in first year



       --  Surrender Charge After       surrender in first   See "Surrender Charge," above. The calculation for the
        face amount Increase(4)              15 years        additional face amount begins on the effective date of the
                                          after increase     increase.



   Partial Withdrawal Charge            at time of partial   Guaranteed/Current: Lesser of $25 or 2% of amount withdrawn.
                                        withdrawal request
                                                             In addition, if face amount is impacted, see "Surrender
                                                             Charge," above.



   Transfer Fees                            at time of       Current: No charge
                                             transfer
                                                             Guaranteed Maximum: first 12 transfers per Policy Year: no charge; each transfer over 12 in a Policy Year: $30 per
                                                             transfer



   Living Benefits Rider                when you exercise    $150 (one-time)
                                           the benefit

(1) Current Sales Expense Charge for premiums paid up to the Target Premium is reduced to 4% in Policy Years 11 and beyond.
(2) Guaranteed Sales Expense Charge for premiums paid up to the Target Premium is reduced to 6.5% in Policy Years 11 and beyond.
(3) Current Sales Expense Charge for premiums paid over the Target Premium is reduced to 0% in Policy Years 11 and beyond.
(4) We will not deduct a surrender charge if:
     --  we cancel the policy;
     --  we pay proceeds upon the death of the last surviving insured;
     -- we pay a required IRS minimum distribution; or -- the policy is out of the surrender charge period.
(5) The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insureds as smoker or non-smoker. For policies where the younger Insured is below age 85, in Policy Years 7 through 16, the surrender charge percentage declines 2% each Policy Year until the surrender charge percentage equals 0% in Policy Year 16. For policies where the younger Insured is age 85 or above, in Policy Years 5 through 9, the surrender charge percentage declines 4% each Policy Year until the Surrender Charge percentage equals 0 in Policy Year 9. For a face amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge on the new decreased face amount.
(6) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.

             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES


                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge:(1)              monthly         Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                            to younger       Risk(2)
                                        Insured's age 100    Guaranteed Minimum: $0.00009 per $1,000 of Net Amount at
                                                             Risk
                                                             Representative Insured:
                                                             Initial Charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: $0.00273 per $1,000 of Net
                                                             Amount at Risk
   Monthly Contract Charge:                  monthly
   Policy Year 1:                                            Current: $60
                                                             Guaranteed maximum: $62
   Policy Year 2+:                                           Current: $10
                                                             Guaranteed maximum: $12
   Mortality & Expense Risk Charges           daily          Current: 0.60% (annualized) of each Investment Division's
    (Series 1)                                               average daily net asset value
                                                             Guaranteed maximum: 0.90% (annualized) of each Investment
                                                             Division's average daily net asset value
   Mortality & Expense Risk Charges          monthly         Current: 0.60% (annualized) of the Cash Value in the
    (Series 2)                                               Separate Account
                                                             Guaranteed maximum: 0.90% (annualized) of the Cash Value in the Separate Account
   Separate Account Administrative            daily          Current and guaranteed maximum: 0.10% (annualized) of each
    Charges (Series 1)                                       Investment Division's average daily net asset value
   Separate Account Administrative           monthly         Current and guaranteed maximum: 0.10% (annualized) of the
    Charges (Series 2)                                       Cash Value in the Separate Account
   Charge Per $1,000 of Initial Face    monthly in first 3   Current and guaranteed maximum: $0.04 per $1,000 of Initial
    Amount (Series 1)                      Policy Years      Face Amount (never less than $10, not to exceed $100)
                                         Policy Years 4+     Current and guaranteed maximum: $0
   Charge Per $1,000 of Current Face    monthly in first 3   Current and guaranteed maximum: $0.04 per $1,000 of Current
      Amount (Series 2)                    Policy Years      Face Amount (never less than $10, not to exceed $100)
                                         Policy Years 4+     Current and guaranteed maximum: $0
   Riders:
       --  Guaranteed Minimum Death       monthly until      $0.01 per $1,000 face amount coverages of policy and
           Benefit Rider                  rider expires      riders(3)
       --  Life Extension Benefit         monthly after      Minimum: 1% of the cost of insurance.
      Rider(1)                           younger Insured     Guaranteed maximum: 268% of the cost of insurance.
       (Series 2 only)                    attains age 90
                                                             Representative Insured:
                                                             Initial charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: 62% of monthly deductions of cost of insurance.
       --  First-to-Die Monthly           monthly until      Based on the present value of the future charges that we
           Deduction Waiver               rider expires      estimate may be waived under this rider and the cost of
                                                             insurance rate for this rider.
       --  Level First-to-Die Term(1)        monthly         Guaranteed maximum: $83.33 per $1,000 of term insurance face
                                           until rider       amount
                                             expires         Guaranteed minimum: $0.17 per $1,000 of term insurance face amount
                                                             Representative Insured:
                                                             Initial Charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: $1.00 per month per $1,000 of term insurance face amount.
   Loan Interest                        monthly while loan   Current: 6% annually
                                            balance is       Guaranteed Maximum: 8% annually
                                           outstanding


(1) This cost varies based on characteristics of the Insureds, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.
(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge.
(3) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.

     The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2006. Expenses of the Fund may be higher or lower in the future. More information concerning each underlying Fund's fees and expenses is contained in the prospectus.


Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)


                                                                      MINIMUM   MAXIMUM
                                                                      -------   -------
        Total Annual Fund Companies' Operating Expenses(2)..........   0.35%     1.63%


   ---------------------

   (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2006. This information is provided by the Funds and their agents, and is based on 2006 expenses and may reflect estimated charges. We have not verified the accuracy of this information.

   (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees and other expenses.


                            FUND ANNUAL EXPENSES(A)


  ------------------------------------------------------------------------------------------------------------------------
                                                                            ACQUIRED        TOTAL FUND
                                                                           UNDERLYING     ANNUAL EXPENSES   EXPENSE WAIVER
                         ADVISORY    ADMINISTRATION   12B-1    OTHER     PORTFOLIO FEES   (BEFORE EXPENSE       AND/OR
          FUND              FEE           FEE         FEES    EXPENSES    AND EXPENSES    REIMBURSEMENTS)   REIMBURSEMENTS
  ------------------------------------------------------------------------------------------------------------------------
  MainStay VP              0.00%         0.00%        0.00%    0.28%(b)       0.61%(c)         0.89%            0.03%
  Conservative
  Allocation -- Initial
  Class
  MainStay VP Growth       0.00%         0.00%        0.00%    0.24%(b)       0.74%(c)         0.98%            0.00%
  Allocation -- Initial
  Class
  MainStay VP ICAP         0.60%(d)      0.20%        0.00%    0.13%(e)       0.00%(i)         0.93%(f)         0.05%
  Select Equity --
  Initial Class
  (formerly MainStay VP
  Basic Value)
  MainStay VP Mid Cap      0.85%(g)      0.00%        0.00%    0.08%          0.01%            0.94%(f)         0.01%
  Core -- Initial Class
  MainStay VP Mid Cap      0.70%(h)      0.00%        0.00%    0.06%          0.02%            0.78%(f)         0.02%
  Value -- Initial
  Class
  MainStay VP --           0.00%         0.00%        0.00%    0.15%(b)       0.64%(c)         0.79%            0.00%
  Moderate Allocation
   -- Initial Class
  MainStay VP --           0.00%         0.00%        0.00%    0.13%(b)       0.70%(c)         0.83%            0.00%
  Moderate Growth
  Allocation -- Initial
  Class

  ---------------------  ---------------
                         NET TOTAL FUND
                         ANNUAL EXPENSES
                          AFTER EXPENSE
          FUND           REIMBURSEMENTS
  ---------------------  ---------------
  MainStay VP                0.86%
  Conservative
  Allocation -- Initial
  Class
  MainStay VP Growth         0.98%
  Allocation -- Initial
  Class
  MainStay VP ICAP           0.88%
  Select Equity --
  Initial Class
  (formerly MainStay VP
  Basic Value)
  MainStay VP Mid Cap        0.93%
  Core -- Initial Class
  MainStay VP Mid Cap        0.76%
  Value -- Initial
  Class
  MainStay VP --             0.79%
  Moderate Allocation
   -- Initial Class
  MainStay VP --             0.83%
  Moderate Growth
  Allocation -- Initial
  Class



(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2006, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio expenses, do not exceed 0.25%. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.



(c) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios based on the allocation of the Fund's assets among the Underlying Portfolios during the Portfolio's fiscal year ending, December 31, 2006. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios and the actual expenses of the Underlying Portfolios.

(d) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has contractually agreed to waive its advisory fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. Without this contractual waiver, the actual advisory fee would be 0.60% on assets up to $250 million and 0.55% on assets in excess of $250 million. The contractual waiver may be modified or terminated only with the approval of the Board of Directors.



(e) Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(f) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of the Fund Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.



(g) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets and reflects an aggregate fee for advisory and administrative services. Effective January 1, 2007, NYLIM has contractually agreed to waive a portion of its management fee so that the management fee is 0.80% for assets over $500 million. Without this contractual waiver, the actual management fee would be 0.85% on all asset levels. This contractual waiver may be modified or terminated only with the approval of the Board of Directors.



(h) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee reflects an aggregate fee for advisory and administrative services.



(i)  Less than 0.01% of the average net assets of the Portfolio.

  -------------------------------------------------------------------------------------------------------------------------
                                                                                                                 TOTAL FUND
                                                                ADVISORY     ADMINISTRATION   12B-1    OTHER       ANNUAL
                             FUND                                 FEES            FEES        FEES    EXPENSES   EXPENSE(A)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Balanced -- Initial Class                          0.75%(b)        0.00%        0.00%    0.10%(c)    0.85%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Bond -- Initial Class                              0.25%           0.20%        0.00%    0.07%(c)    0.52%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Capital Appreciation -- Initial Class              0.36%           0.20%        0.00%    0.06%(c)    0.62%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Cash Management                                    0.25%(e)        0.20%        0.00%    0.07%       0.52%
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Common Stock -- Initial Class                      0.25%           0.20%        0.00%    0.07%(c)    0.52%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Convertible -- Initial Class                       0.36%           0.20%        0.00%    0.08%(c)    0.64%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Floating Rate -- Initial Class                     0.60%(f)        0.00%        0.00%    0.10%       0.70%
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Government -- Initial Class                        0.30%           0.20%        0.00%    0.07%(c)    0.57%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP High Yield Corporate Bond -- Initial Class         0.30%           0.20%        0.00%    0.06%(c)    0.56%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Income & Growth -- Initial Class*                  0.50%(g)        0.20%        0.00%    0.12%(c)    0.82%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP International Equity -- Initial Class              0.60%           0.20%        0.00%    0.12%(c)    0.92%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Large Cap Growth -- Initial Class                  0.50%(h)        0.20%        0.00%    0.10%(c)    0.80%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Mid Cap Growth -- Initial Class                    0.75%(b)        0.00%        0.00%    0.07%(c)    0.82%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP S&P 500 Index -- Initial Class                     0.09%(i)        0.20%        0.00%    0.06%(c)    0.35%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Small Cap Growth -- Initial Class                  0.90%(b)        0.00%        0.00%    0.08%(c)    0.98%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Total Return -- Initial Class                      0.32%           0.20%        0.00%    0.07%(c)    0.59%(d)
  -------------------------------------------------------------------------------------------------------------------------
  MainStay VP Value -- Initial Class                             0.36%           0.20%        0.00%    0.07%(c)    0.63%(d)
  -------------------------------------------------------------------------------------------------------------------------
  Alger American Small Capitalization -- Class O Shares          0.81%(j)        0.00%        0.00%    0.12%       0.93%
  -------------------------------------------------------------------------------------------------------------------------
  CVS Calvert Social Balanced Portfolio                          0.70%(k)        0.00%        0.00%    0.21%       0.91%(l)
  -------------------------------------------------------------------------------------------------------------------------
  Dreyfus IP Technology Growth -- Initial Class                  0.75%(t)        0.00%        0.00%    0.11%(u)    0.86%
  -------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Contrafund(R) -- Initial Class                 0.57%(k)        0.00%        0.00%    0.09%       0.66%(m)
  -------------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Equity Income -- Initial Class                 0.47%(k)        0.00%        0.00%    0.10%       0.57%(m)
  -------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Balanced -- Institutional Shares            0.55%(n)        0.00%        0.00%    0.03%       0.58%(o)
  -------------------------------------------------------------------------------------------------------------------------
  Janus Aspen Series Worldwide Growth -- Institutional
    Shares(p)                                                    0.60%(n)        0.00%        0.00%    0.04%       0.64%(o)
  -------------------------------------------------------------------------------------------------------------------------
  Royce Micro-Cap Portfolio -- Investment Class                  1.25%           0.00%        0.00%    0.06%       1.31%
  -------------------------------------------------------------------------------------------------------------------------
  Royce Small-Cap Portfolio -- Investment Class                  1.00%           0.00%        0.00%    0.08%       1.08%
  -------------------------------------------------------------------------------------------------------------------------
  T. Rowe Price Equity Income Portfolio                          0.85%(q)        0.00%        0.00%    0.00%       0.85%
  -------------------------------------------------------------------------------------------------------------------------
  Van Eck Worldwide Hard Assets Fund                             1.00%           0.00%        0.00%    0.13%       1.13%
  -------------------------------------------------------------------------------------------------------------------------
  Van Kampen UIF Emerging Markets Equity -- Class I(r)          1.23%(k)()       0.00%        0.00%    0.40%       1.63%(s)
  -------------------------------------------------------------------------------------------------------------------------



(*) THE BOARD OF DIRECTORS FOR THE MAINSTAY VP SERIES FUND, INC. APPROVED THE
    MERGER OF THE MAINSTAY VP INCOME AND GROWTH PORTFOLIO WITH AND INTO THE MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO ON MARCH 6, 2007. PENDING SHAREHOLDER APPROVAL, THE MERGER IS EXPECTED TO BE EFFECTIVE AS OF AUGUST 17, 2007.



(a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2006, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2006 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



(b) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee reflects an aggregate fee for advisory and administrative services.



(c) Other Expenses" also includes the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



(d) The Total Annual Portfolio Operating Expenses may differ from the amounts shown in the Financial Highlights section of the Fund Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other portfolio in which the Portfolio may invest.

(e) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.25% up to $500 million and 0.20% on assets in excess of $500 million.



 (f) The fees designated as "Advisory Fees" reflect "Management Fees." The Management Fee reflects an aggregate fee for advisory and administrative services.



(g) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.



(h) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.50% on assets up to $200 million and 0.40% on assets in excess of $200 million.



 (i) The Advisory Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets. Effective January 1, 2007, NYLIM has voluntarily agreed to waive a portion of its advisory fee so that the advisory fee is 0.05% on assets up to $1 billion and 0.025% on assets in excess of $1 billion. Without this waiver, the actual advisory fee would be 0.10% up to $1 billion and 0.075% on assets in excess of $1 billion.



 (j) Previously, the portfolio's Advisory Fees included an additional 0.04% in Administrative Fees that are now included in Other Expenses.



 (k) The fees designated as "Advisory Fees" reflect "Management Fees".



 (l) "Net Annual Fund Operating Expenses" reflect an indirect fee and fees before waivers. Indirect fees result from the Portfolio's offset arrangement with the custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Portfolio's cash deposit with the bank. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly and fee waivers would be as follows: CVS Calvert Social Balanced 0.90%.



(m) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) VIP Contrafund(R) and 0.56% for Fidelity(R) VIP Equity-Income. These offsets may be discontinued at any time.



(n) The "Management Fee" is the investment advisory fee paid by each Portfolio to Janus Capital.



(o) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until at least May 1, 2008. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Fund Statement of Additional Information. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.



(p) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Refer to the "Management Expenses" section in the Fund Prospectus for additional information with further description in the Fund Statement of Additional Information.



(q) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses."



 (r) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.



(s) UIF Emerging Market Equity expense cap decreased from 1.65% to 1.60% for Class I on June 1, 2006.



 (t) The Advisory Fees reflect the amount paid to the Dreyfus Corporation for providing management services.



(u) Other expenses include expenses of 0.01% for acquired fund fees and expenses.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 pm Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier.



CASH SURRENDER VALUE: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.


CASH VALUE: The total value of your policy's accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account.

CASH VALUE ACCUMULATION TEST (CVAT): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.


MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, cost of insurance charge, the charge per $1,000 of initial face amount, if any (for Series 1); and any rider charges from your policy's Cash Value; and for Series 2, the date that we deduct the charge per $1,000 of current face amount, if any; the Mortality and Expense Risk charge and the administrative charge from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.


MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value.

NON-QUALIFIED POLICY: A policy issued to a person, or an entity other than an employee benefit plan, that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Eligible Portfolios.

SERIES 1:  A policy that NYLIAC offered for sale prior to May 10, 2002.

SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002.

TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.


VPSC:  Variable Products Service Center.


VSC:  Virtual Service Center.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

           New York Life Insurance and Annuity Corporation ("NYLIAC")
         (a wholly-owned subsidiary of New York Life Insurance Company)
                               51 Madison Avenue
                               New York, NY 10010

                                  YOUR POLICY

     SVUL is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in the Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The policy has two series (Series 1 and 2), which offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes in the face amount of the policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 investment options, including the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account is only available for new sales of Series 2.


     The policies are variable. This means that the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.

                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account, and the performance of any other separate account of NYLIAC.



     The Separate Account currently consists of 36 Investment Divisions available under a policy. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and


     -- change the name of the Separate Account.

THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES


     Please send service requests to us at one of the addresses listed on the first page of this prospectus.



     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").



     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mails of imaged, signed service requests, other than those received through our Virtual Service Center that have passed all security protocols that identify the policyowner.



      --  VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM



     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes, and loan requests. The VSC and IVR are not available to corporate policyowners or trusts that own policies. We may revoke VSC and IVR privileges for certain policy owners. (See "Limits on Transfers.")



     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, WWW.NEWYORKLIFE.COM, and the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you. PINs will not be issued to corporations and other legal entities.


     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.


     Service requests are binding on all owners if a policy is jointly owned. Transfer, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day.


     We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable.

     -- VSC


     The VSC is available Monday through Friday, from 7 am. until 4 a.m. and Saturdays from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to:


     - e-mail your registered representative or Variable Product Service Center;



     - view statements;


     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address;

     - obtain service forms; and

     - reset your PIN.

     --  IVR


     The IVR is available 24 hours a day, seven days a week. We record all calls.


     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and


     - speak with one of our Customer Service Representatives on any Business Day Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).



     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.


     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

FUNDS AND ELIGIBLE PORTFOLIOS


     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these Portfolios please read the prospectuses found in the accompanying book of underlying fund prospectuses. The Fund's prospectus should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.



     We receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



-----------------------------------------------------------------------------------------------------------------------
                  FUND                               INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:            New York Life Investment Management LLC
                                                          ("NYLIM")

  --MainStay VP Balanced--Initial                           NYLIM                    - Seeks high total return.
    Class

  --MainStay VP Bond--Initial Class                         NYLIM                    - Seeks highest income over the
                                                                                       long term consistent with
                                                                                       preservation of principal.

  --MainStay VP Capital                   Subadviser: MacKay Shields LLC ("MacKay")  - Seeks long-term growth of
    Appreciation--Initial Class                                                        capital. Dividend income, if
                                                                                       any, is an incidental
                                                                                       consideration.

  --MainStay VP Cash Management                      Subadviser: MacKay              - Seeks as high a level of current
                                                                                       income as is considered
                                                                                       consistent with the preservation
                                                                                       of capital and liquidity.

  --MainStay VP Common Stock--Initial                       NYLIM                    - Seeks long-term growth of
    Class                                                                              capital, with income as a
                                                                                       secondary consideration.

  --MainStay VP Conservative                                NYLIM                    - Seeks current income and,
    Allocation--Initial Class                                                          secondarily, long-term growth of
                                                                                       capital.

  --MainStay VP Convertible--Initial                 Subadviser: MacKay              - Seeks capital appreciation
    Class                                                                              together with current income.

  --MainStay VP Floating Rate--Initial                Subadviser: NYLIM              - Seeks to provide high current
    Class                                                                              income.

  --MainStay VP Government--Initial Class            Subadviser: MacKay              - Seeks a high level of current
                                                                                       income, consistent with safety
                                                                                       of principal.

  --MainStay VP Growth                                      NYLIM                    - Seeks long-term growth of
    Allocation--Initial Class                                                          capital.

  --MainStay VP High Yield Corporate                 Subadviser: MacKay              - Seeks to maximize current income
    Bond--Initial Class                                                                through investment in a
                                                                                       diversified portfolio of high
                                                                                       yield, high risk debt
                                                                                       securities. Capital appreciation
                                                                                       is a secondary objective.

  --MainStay VP ICAP Select Equity--        Subadviser: Institutional Capital LLC    - Capital appreciation.
    Initial Class                                         ("ICAP")
    (formerly MainStay VP Basic Value)

  --MainStay VP Income & Growth--Initial   Subadviser: American Century Investment   - Seeks dividend growth, current
    Class                                              Management, Inc.                income, and capital
                                                                                       appreciation.

  --MainStay VP International                        Subadviser: MacKay              - Seeks to protect long-term
    Equity--Initial Class                                                              growth of capital commensurate
                                                                                       with an acceptable level of risk
                                                                                       by investing in a portfolio
                                                                                       consisting primarily of non-U.S.
                                                                                       equity securities. Current
                                                                                       income is a secondary objective.

  --MainStay VP Large Cap Growth--         Subadviser: Winslow Capital Management    - Seeks long-term growth of
    Initial Class                                            Inc.                      capital
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                  FUND                               INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
  MainStay VP Series Fund, Inc.
    (continued):

  --MainStay VP Mid Cap Core--                              NYLIM                    - Seeks long-term growth of
    Initial Class                                                                      capital.

  --MainStay VP Mid Cap Growth--                     Subadviser: MacKay              - Seeks long-term growth of
    Initial Class                                                                      capital.

  --MainStay VP Mid Cap Value--                      Subadviser: MacKay              - Seeks to realize maximum
    Initial Class                                                                      long-term total return from a
                                                                                       combination of capital
                                                                                       appreciation and income.

  --MainStay VP Moderate                                    NYLIM                    - Seeks long-term growth of
    Allocation--Initial Class                                                          capital and, secondarily,
                                                                                       current income.

  --MainStay VP Moderate Growth                             NYLIM                    - Seeks long-term growth of
    Allocation--Initial Class                                                          capital and, secondarily,
                                                                                       current income.

  --MainStay VP S&P 500 Index--                             NYLIM                    - Seeks to provide investment
    Initial Class                                                                      results that correspond to the
                                                                                       total return performance
                                                                                       (reflecting reinvestment of
                                                                                       dividends) of common stocks in
                                                                                       the aggregate as represented by
                                                                                       the S&P 500(R) Index.

  --MainStay VP Small Cap Growth--                   Subadviser: MacKay              - Seeks long-term capital
    Initial Class                                                                      appreciation by investing in
                                                                                       securities of small-cap
                                                                                       companies.

  --MainStay VP Total Return--                       Subadviser: MacKay              - Seeks to realize current income
    Initial Class                                                                      consistent with reasonable
                                                                                       opportunity for future growth of
                                                                                       capital and income.

  --MainStay VP Value--Initial Class                 Subadviser: MacKay              - Seeks to realize maximum
                                                                                       long-term total return from a
                                                                                       combination of capital growth
                                                                                       and income.
-----------------------------------------------------------------------------------------------------------------------

 The Alger American Fund:

  --Alger American Small                         Fred Alger Management, Inc.         - Seeks long-term capital
    Capitalization--Class O Shares                                                     appreciation by focusing on
                                                                                       small, fast-growing companies
                                                                                       that offer innovative products,
                                                                                       services or technologies to a
                                                                                       rapidly expanding marketplace.
-----------------------------------------------------------------------------------------------------------------------

 Calvert Variable Series, Inc.:

  --Calvert Social Balanced Portfolio      Calvert Asset Management Company, Inc.    - CVS Social Balanced seeks to
                                                Subadvisers (equity portion):          achieve a competitive total
                                               New Amsterdam Partners LLC and          return through an actively
                                                 SSgA Funds Management, Inc.           managed Portfolio of stocks,
                                           (No subadviser on fixed income portion)     bonds and money market
                                                                                       instruments, which offer income
                                                                                       and capital growth opportunity
                                                                                       and which satisfy the investment
                                                                                       and social criteria.
-----------------------------------------------------------------------------------------------------------------------

 Dreyfus Investment Portfolios:

  --Dreyfus IP Technology Growth--                 The Dreyfus Corporation           - The Portfolio seeks capital
    Initial Shares                                                                     appreciation. To pursue this
                                                                                       goal, the Portfolio normally
                                                                                       invests at least 80% of its
                                                                                       assets in the stocks of growth
                                                                                       companies of any size that
                                                                                       Dreyfus believes to be leading
                                                                                       producers or beneficiaries of
                                                                                       technological innovation.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                  FUND                               INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products
 Fund:

  --Fidelity(R) VIP                        Adviser: Fidelity Management & Research   - Seeks long-term capital
    Contrafund(R)--Initial Class                        Company (FMR)                  appreciation.
                                            Subadvisers: FMR Co., Inc. ("FMRC"),
                                           Fidelity Research and Analysis Company
                                                          ("FRAC"),
                                            Fidelity Management & Research (U.K.)
                                                      Inc. ("FMR U.K."),
                                              Fidelity International Investment
                                                      Advisors ("FIIA"),
                                              Fidelity International Investment
                                                Advisors (U.K.) Limited ["FIIA
                                                          (U.K.)L"],
                                             Fidelity Investments Japan Limited
                                                           ("FIJ")

  --Fidelity(R) VIP Equity-Income--        Adviser: Fidelity Management & Research   - Seeks reasonable income. The
    Initial Class                                       Company (FMR)                  Fund will also consider the
                                                      Subadvisers: FMRC                potential for capital
                                                            FRAC                       appreciation. The Fund's goal is
                                                          FMR U.K.                     to achieve a yield which exceeds
                                                            FIIA                       the composite yield on the
                                                        FIIA (U.K.)L                   securities comprising the
                                                             FIJ                       Standard & Poor's Index (S&P
                                                                                       500--Registered Trademark--.)
-----------------------------------------------------------------------------------------------------------------------

 Janus Aspen Series:

  --Janus Aspen Series Balanced--               Janus Capital Management LLC         - Long-term capital growth,
    Institutional Shares                                                               consistent with preservation of
                                                                                       capital and balanced by current
                                                                                       income.

  --Janus Aspen Series Worldwide Growth--                                            - Long-term growth of capital in a
    Institutional Shares                                                               manner consistent with the
                                                                                       preservation of capital.
-----------------------------------------------------------------------------------------------------------------------

 Royce Capital Fund:

  --Royce Micro-Cap Portfolio--                   Royce & Associations, LLC          - Seeks long-term growth of
    Investment Class                                                                   capital.

  --Royce Small-Cap Portfolio--                                                      - Seeks long-term growth of
    Investment Class                                                                   capital. Any production of
                                                                                       income is incidental to the
                                                                                       Fund's investment goal.
-----------------------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:

  --T. Rowe Price Equity Income Portfolio      T. Rowe Price Associates, Inc.        - Seeks to provide substantial
                                                                                       dividend income as well as
                                                                                       long-term growth in capital
                                                                                       through investments in common
                                                                                       stocks of established companies.
-----------------------------------------------------------------------------------------------------------------------

 Van Eck Worldwide Insurance Trust:

  --Van Eck Worldwide Hard Assets              Van Eck Associates Corporation        - Seeks long-term capital
                                                                                       appreciation by investing
                                                                                       globally, primarily in "hard
                                                                                       asset securities" such as
                                                                                       energy, forest products, real
                                                                                       estate, and precious and
                                                                                       industrial metals. Income is a
                                                                                       secondary consideration.
-----------------------------------------------------------------------------------------------------------------------

 The Universal Institutional Funds, Inc.:

  --Van Kampen UIF Emerging Markets                      Van Kampen*                 - Seeks long-term capital
    Equity--Class I                                                                    appreciation by investing
                                                                                       primarily in growth-oriented
                                                                                       equity securities of companies
                                                                                       in emerging market countries.

-----------------------------------------------------------------------------------------------------------------------


* Morgan Stanley Investment Management, Inc., the investment adviser to the UIF Portfolios, does business in certain instances using the name "Van Kampen."

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the cash value of your policy among the investment options tax free and within the limits of this prospectus.

     The Investment Divisions offered through the SVUL policies and described in this prospectus and the Statement of Additional Information are different from mutual funds that may have similar names, the same advisor, the same investment objective and policies, and similar portfolio securities, but still investment performance may not be the same.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and/or the DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account, and/or the DCA Plus Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.


     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.


                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase SVUL. The following is a summary explanation of these charges. (See "Additional Information About Charges" in the SAI for more information.)


                            DEDUCTIONS FROM PREMIUMS


     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     -- Target Premium--We assess a sales expense charge based on your policy's
        Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. We will change your Target Premium if you change the face amount of your policy.

     -- Current--We can change this charge, but during each of the first ten
        Policy Years, we expect to deduct a sales expense charge that is currently 8.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4.00% from any additional premiums paid in that Policy Year. During each Policy Year beginning with the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4.00% of any premiums paid up to the Target Premium, with no charge for premiums paid in excess of the Target Premium.

     -- Guaranteed--During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge more than 6.50% of any additional premiums paid in that Policy Year. Beginning with the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.50% of any premiums paid.

STATE TAX CHARGE


     -- Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.5%. (The rate may be higher in certain U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of life insurance premium, as a state tax charge. The 2% of the premium we deduct for the state tax charge may not reflect the actual tax charged in your state. We may increase this charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     -- For Non-Qualified Policies, we deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.


     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.


CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance protection.

     The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on investment returns, any unpaid loans and accrued interest, charges, and premium payments. Your cost of insurance charge will vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.


     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page.


     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the gender, underwriting class, and issue age of both insureds and the Policy Year.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the cash value allocated to the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.


     -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the cash value in the Separate Account. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.


     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the cash value in the Separate Account.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE (SERIES 2 ONLY)

     We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the cash value in the Separate Account.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is, or would have been, age 90, and ending when the younger insured is, or would have been, age 100. This charge will vary by gender, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first insured.

EXPENSE ALLOCATION


     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, a Mortality and Expense Risk Charge (Series 2 only), and the charge per $1,000. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, the DCA Plus Account, or a combination of the three.


     If the values in the MainStay VP Cash Management Investment Division, the Fixed Account, and/or the DCA Plus Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account and/or the DCA Plus Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.


     -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.


     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information on charges associated with the Funds.)

                              TRANSACTION CHARGES

SURRENDER CHARGES


     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the face amount of your policy including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal during the first 15 Policy Years, or within 15 years after you increase the face amount, we will deduct a Surrender Charge. This charge is equal to 20% of the Target Premium in Policy Years 1-6 and then declines 2% each Policy Year until the charge is 0% in Policy Year 16. For policies where the younger Insured is age 85 or above, the charge is equal to 20% of the Target Premium in Policy Years 1-4 and then declines 4% each year until the charge is 0% in Policy Year 9.



     Example:  Assume that a policy (a) has not had an increase in face amount,
(b) has a Target Premium of $12,662, (c) is issued to a male insured age 55 (preferred) and a female insured age 50 (preferred), and (d) is surrendered in any Policy Year 1-6. The Surrender Charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).



     For additional information on surrender charges, including Surrender Charges deducted for a policy surrender in the first Policy Year, Surrender Charges after face amount increases, and Surrender Charges on face amount decreases, please see the SAI.


PARTIAL WITHDRAWAL CHARGE

     In addition to any applicable surrender charges a partial withdrawal charge, not to exceed $25, may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge of $150 will apply if you exercise the Living Benefits Rider.


                                  LOAN CHARGES



     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.



     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)


                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSUREDS, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit (except a change to Option 3)

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy


     The current policyowner (on Non-Qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in a form acceptable to us and sent to VPSC at one of the addresses listed on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.



INSUREDS: These individuals' personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.



BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.



     Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations"--"Life Insurance Status of Policy"--"Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.


                                   THE POLICY

     The policy provides life insurance protection on two Insureds, and pays Policy Proceeds when the last surviving Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options for Series 2 and two choices for Series 1; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, consisting of 36 Investment Divisions, a Fixed Account, and a DCA Plus Account with a guaranteed minimum interest rate of 4%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Account.

     Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the last surviving Insured dies.

     Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy (option 1), or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value (option 2). If you choose Option 2, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's life insurance benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy's face amount and the Adjusted Total Premium (option 3).

HOW THE POLICY IS AVAILABLE

     SVUL is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS


     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. The currently available methods of payment are: direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. (See "Premiums" for more information.)


                                   CASH VALUE

     The Cash Value of your policy at any time is equal to the total value of your policy's Accumulation Units in the Separate Account and any amount in the Fixed Account and/or the DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account and/or the DCA
        Plus Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.


     The Cash Value is not necessarily the amount you receive when you surrender your policy. (See "Partial Withdrawals and Surrenders" for details about surrendering your policy.)


       INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 investment options for net premium payments from among the 36 Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

     You can choose to allocate all or a part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

           (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account (no transfers can be made into the DCA Plus Account);

     plus (3) any interest credited to the Fixed Account and/or DCA Plus
              Account;

     less (4) any amounts you have withdrawn from the Fixed Account and/or DCA
              Plus Account;

     less (5) any charges we have deducted from the Fixed Account and/or DCA
              Plus Account;

     less (6) any transfers you have made from the Fixed Account and/or DCA Plus
              Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 investment options, which include the 36 Investment Divisions and/or Fixed Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Separate Account at the beginning of the Policy Year. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.


     -- Minimum Transfer--The minimum amount you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.


     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     -- reject a transfer request from you or from any person acting on your behalf

     -- restrict the method of making a transfer

     -- charge you for any redemption fee imposed by an underlying Fund

     -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests EITHER IN WRITING, BY TELEPHONE AND/OR ELECTRONICALLY transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer that exceeds an amount that we determine in our sole discretion, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed on the first page of this prospectus. We will provide you with written notice when we take this action.



     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. We, however, reserve the right to include them in the future.


     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the Investment Company Act of 1940, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.



     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. We cannot, however, guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.


     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on portfolio management, such as:

                a) impeding a portfolio manager's ability to sustain an
                   investment objective;

                b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

                c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:


     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);


     (2) use the Interactive Voice Response system at 1-800-598-2019;

     (3) speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or


     (4) make your request through the Virtual Service Center (VSC).


     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)


ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. Except for the Living Benefits Rider, which is available without any additional charge, you must select your riders when you apply for your policy. You can only elect the Living Benefits Rider after one of the Insureds has died. The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies, provided they are available in your state of issue.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

     -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER: As long as this rider is in effect, we will waive your policy's monthly deductions after the first Insured's death for the remainder of time the policy is in force.

     -- LEVEL FIRST-TO DIE TERM RIDER: This rider provides a level term insurance death benefit that we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both Insureds die at the same time.

     -- LIFE EXTENSION RIDER (FOR SERIES 2): This rider becomes effective on the policy anniversary on which the younger Insured is, or would have been, age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the last surviving Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can only elect this rider after the death of one of the Insureds.

     See the SAI for more information about optional riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

-- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the Insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

       (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

       (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time we receive your request:

     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     See the SAI for more information about the Policy Split Option.

-- DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to VPSC at one of the addresses listed on the first page of this prospectus. (See the SAI for more information.)


-- DOLLAR COST AVERAGING PLUS ("DCA PLUS")(MAY BE DISCONTINUED AT ANY TIME)

     DCA Plus permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. DCA Plus must be elected at the time your policy is issued. (See the SAI for more information.)

-- AUTOMATIC ASSET REALLOCATION


     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocations, you must send a completed Automatic Asset Reallocation form to VPSC at one of the addresses listed on the first page of this prospectus. (See the SAI for more information.)


-- INTEREST SWEEP


     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. To set up the Interest Sweep feature, you must send a completed Interest Sweep form to VPSC at one of the addresses listed on the first page of this prospectus.


MATURITY DATE

     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;

     (1) to receive the Cash Surrender Value of your policy; or


     (2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.


     If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and Fund charges for Series 1 and 2. The Federal income tax treatment of a life insurance policy is uncertain after the younger Insured is, or would have been, age 100. See, "Federal Income Tax Considerations" for more information.


     If you choose to surrender your policy, you must submit a written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving Insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE


     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.


     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and


     -- you must submit a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus.



     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the Business Day on which we receive the necessary loan payment for your exchange at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. Requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.


     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

                                    PREMIUMS


     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.



     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us.


PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy face amount, Fund performance, loans, and riders you add to your policy.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect.

        Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

     -- While at least one Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger Insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.


     Unplanned premium payments must be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 330 North Orleans Street, Receipt & Dispatch, 8th Floor, Chicago, IL 60654. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.


RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the younger Insured is, or would have been, age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the face amount of your policy under the same time limits. (See the SAI for state-by-state details.) To receive a refund, you must return the policy to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.



     We will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the Free Look period. On the Business Day following the Free Look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day that either VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.



     If you cancel an increase in Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.



PREMIUM PAYMENTS



     Premium payments must be mailed to one of the addresses listed on the first page of this prospectus. Currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other methods agreed to by us.



     When we receive a subsequent premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions, Fixed Account and/or the DCA Plus Account according to your instructions.



     The premium payments you make during the free look period are applied to your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses for payment of subsequent premiums listed on the first page of this prospectus.


CHECK-O-MATIC


     Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic feature, you must submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS


     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.


     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the initial premium payment that you are required to make when the policy is delivered to you.


     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy Issue Date unless you request a different Policy Date. You can call 1-800-598-2019 to determine if we have received your premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY


     You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid. You can request an increase in the Face Amount of your policy if all of the following conditions are met:


     -- both insureds are still living;

     -- the older insured is age 90 or younger

     -- the increase you are requesting is $5,000 or more;


     -- you submit a written application signed by each insured and the policyowner along with satisfactory evidence of insurability.


     We can limit any increase in the face amount of your policy.


     To increase the Face Amount of your policy, you must either contact your registered representative or submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:


     -- additional cost of insurance charges;

     -- a new suicide and contestability period applicable only to the amount of the increase;

     -- a new fifteen-year surrender charge period, applicable only to the amount of the increase;

     -- a change in the life insurance benefit percentage applied to the entire policy under Section 7702 of the IRC; and

     -- a possible new seven-year testing period for modified endowment contract status.


     Under certain circumstances, you can request a decrease in the Face Amount of your policy if both of the following conditions are met:


     -- either insured is still living; and

     -- the decrease you are requesting will not reduce the policy's face amount below $100,000.


     To decrease the Face Amount of your policy, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus. You should consider the following possible consequences when decreasing the Face Amount of your policy:


     -- a change in the total policy cost of insurance charge;

     -- a surrender charge applicable to the amount of the decreased Face Amount
        (we will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

     -- adverse tax consequences.

     For more information about changing the face amount of your policy, see the Statement of Additional Information.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders still in effect;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the last surviving insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.


     -- To change a revocable beneficiary while an insured is living, you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


     -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS


     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after we receive all of the necessary requirements at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).


     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     If we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more, we add interest at an annual rate of 3% (or at a higher rate if required by law).

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS


     The beneficiary can elect to have the life insurance proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC at one of the addresses listed on the first page of this prospectus, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.


     We will pay the Policy Proceeds in one sum unless otherwise stated. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will bear interest compounded each year from the date of the last surviving insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds kept with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)

       Under this option, we will pay interest on all or part of the Policy Proceeds kept with us. You will select the frequency of the interest payments, which can be: each month, every three months, every six months, or each year.


     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.


       If you make a request to VPSC, we will send you a statement of the minimum amount of each monthly payment under this option. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:


1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION


     While at least one of the insureds is living, you can elect or change your payment option. To change your payment option you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)



     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing at VPSC at one of the addresses listed on the first page of this prospectus and we agree.


LIFE INSURANCE BENEFIT OPTIONS


     -- Your Life Insurance Benefit for Series 1 Policies


       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.


     -- Your Life Insurance Benefit for Series 2 Policies


       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's face amount. The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Cash Value Accumulation Test ("CVAT").

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations"--"Life Insurance Status of Policy"--"Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION


     You can change the Life Insurance Benefit Option for your policy while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or
(iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premium, so that your Life Insurance Benefit immediately before and after the change remains the same.


     In order to change your Life Insurance Benefit Option, you must submit a signed written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can affect your Life Insurance Benefit.)


                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

     -- If the death of the first insured who dies as a result of suicide is within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

     -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for that increase.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates either or both the insured(s)' age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT


     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment at VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See, "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.


                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if an insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW


     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $100,000. See "The Effect of a Partial Withdrawal" for more information about how a partial withdrawal can reduce the policy's face amount.


REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a written request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time. Please note that partial withdrawal requests for amounts greater than $19,999 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus.



     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. We may, however, delay payment under certain circumstances. (See "Policy Proceeds" for more information.)



     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. If, however, the day we receive your request is not a Business

Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's face amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or the DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions, the Fixed Account, and/or the DCA Plus Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

        (1) The Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page, or

        (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount.

     -- OPTION 3
       For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

        (1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on your Policy Data Page, or

        (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the face amount.

     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order that they took place.

                                   SURRENDERS

CASH SURRENDER VALUE


     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and/or the DCA Plus Account and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while either insured is living. (See "Table of Fees and Expenses" for more information.)


REQUESTING A SURRENDER


     To surrender the policy, you must send a written notification in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.


WHEN THE SURRENDER IS EFFECTIVE


     Your surrender will be effective as of the end of the Business Day VPSC receives your written request. If, however, the day we receive your request is, however, not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Proceeds" section.


SURRENDER CHARGES

     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy" for more information) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                     LOANS

     You can borrow any amount up to the loan value of the policy The loan value at any time is equal to 90% of your policy's Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or the DCA Plus Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account (and/or from the DCA Plus Account) in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1.00% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT


     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/or the DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.


EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)
                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

     -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

     -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from Cash Value.

     -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:


     -- you send a written request for reinstatement in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus within five years after your policy is terminated;


     -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

     -- you have not surrendered your policy.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.


     Before we reinstate your policy, we must also receive the following:


     (1) payment equal to the sum of (a) and (b) where:

       (a) is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges, premium expenses, and any surrender charges; and

       (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.


     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day will be credited on the next Business Day.



     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you to any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.


     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to extent those items are applied to increase tax deductible reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "Pension Protection Act of 2006--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "Pension Protection Act of 2006--Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)


PENSION PROTECTION ACT OF 2006--IMPACT ON EMPLOYER-OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the "Act") generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:



     (1) the insured was an individual who was an employee within 12 months of his death;



     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $100,000 (for 2007), directors and anyone else in the top 35 percent of employees based on compensation;



     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or



     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.



     Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements.



     You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium."

Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the younger insured is, or would have been, age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the younger insured becomes age
100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401 (a). While these plans include profit sharing plans, 401 (k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401 (a). Generally, employer contributions to plans qualified under Section 401 (a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual suits and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account and DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail to you confirmation of any transaction involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transaction will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.


     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.



     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2006, and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.


                                STATE VARIATIONS

                   VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the Cash Value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the Cash Surrender Value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the Cash Surrender Value of your policy is insufficient to cover the required monthly deductions.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

                   VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes, and underwriting classes as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- First-to-Die Monthly Deduction Waiver--This rider is not available.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Transfer of Loan Interest to the Fixed Accounts--When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.

   While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the Cash Value of the Fixed Account below 100% of the outstanding loan are permitted.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                                   APPENDIX A


                             SERIES 2 ILLUSTRATIONS


     The following tables demonstrate the way your policy works. The tables are based on the gender, age, underwriting class for each of the insureds, initial Life Insurance Benefit, and premium as follows:


     The tables are for a policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $12,662.14, an initial face amount of $1,000,000, and no riders. It assumes that the Cash Value Accumulation Test was used and that 100% of the net premium is allocated to the Separate Account for Series 2.


     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges, include all charges from planned premium payments and the Cash Value at their current levels.


     For Series 2, Table 1 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.60% (on a current basis) of the cash value allocated to the Separate Account, and a monthly asset based administrative charge equal to an annual rate of 0.10% on the cash value allocated to the Separate Account.


     Table 2 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.


     For Series 2, Table 2 reflects a monthly Mortality and Expense Risk charge (for Series 2 only) equal to an annual rate of 0.90% (on a guaranteed basis) of the cash value allocated to the Separate Account and a monthly asset based administrative charge equal to an annual rate of 0.10% of the cash value allocated to the Separate Account.



     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.79% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     For Series 2, taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of: -0.79%, 5.16%, and 11.11%.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    SERIES 2


     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                                    TABLE 1


                          MALE ISSUE AGE: 55, PREFERRED
                          FEMALE ISSUE AGE: 50, PREFERRED
                          PLANNED ANNUAL PREMIUM: $15,000
                          SURRENDER CHARGE PREMIUM: $12,662
                          INITIAL FACE AMOUNT: $1,000,000
                          LIFE INSURANCE BENEFIT OPTION 1
                          ASSUMING CURRENT CHARGES


                END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUES(1)       END OF YEAR CASH SURRENDER VALUES(1)
               ASSUMING HYPOTHETICAL RETURNS       ASSUMING HYPOTHETICAL RETURNS         ASSUMING HYPOTHETICAL RETURNS
             ----------------------------------   --------------------------------   --------------------------------------
POLICY YEAR     0%          6%          12%         0%         6%          12%          0%           6%            12%
-----------  ---------   ---------   ----------   -------   ---------   ----------   ---------   -----------   ------------
     1       1,000,000   1,000,000    1,000,000    11,984      12,737       13,491      9,452        10,205         10,958
     2       1,000,000   1,000,000    1,000,000    24,313      26,577       28,931     21,781        24,045         26,399
     3       1,000,000   1,000,000    1,000,000    36,422      40,991       45,928     33,889        38,459         43,396
     4       1,000,000   1,000,000    1,000,000    48,829      56,537       65,191     46,296        54,005         62,659
     5       1,000,000   1,000,000    1,000,000    61,054      72,774       86,449     58,522        70,242         83,916
     6       1,000,000   1,000,000    1,000,000    73,100      89,732      109,906     70,567        87,200        107,374
     7       1,000,000   1,000,000    1,000,000    84,955     107,429      135,778     82,676       105,150        133,499
     8       1,000,000   1,000,000    1,000,000    96,594     125,870      164,286     94,568       123,844        162,260
     9       1,000,000   1,000,000    1,000,000   108,021     145,090      195,706    106,248       143,317        193,934
    10       1,000,000   1,000,000    1,000,000   119,244     165,128      230,347    117,724       163,609        228,828
    15       1,000,000   1,000,000    1,000,000   174,463     281,607      468,310    174,210       281,354        468,057
    20       1,000,000   1,000,000    1,478,089   222,104     423,177      854,387    222,104       423,177        854,387
    25       1,000,000   1,000,000    2,213,161   258,600     594,657    1,475,441    258,600       594,657      1,475,441
    30       1,000,000   1,074,285    3,298,767   272,841     801,706    2,461,766    272,841       801,706      2,461,766
    35       1,000,000   1,276,542    4,890,479   242,262   1,046,346    4,008,590    242,262     1,046,346      4,008,590
    40       1,000,000   1,525,140    7,351,135   107,232   1,326,209    6,392,292    107,232     1,326,209      6,392,292
    45              --   1,800,076   10,991,582        --   1,651,446   10,084,021         --     1,651,446     10,084,021
    50              --   2,101,913   16,356,704        --   2,060,699   16,035,985         --     2,060,699     16,035,985


------------
(1) Assumes no policy loan or partial withdrawal has been made.


WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    SERIES 2


     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                                    TABLE 2


                    MALE ISSUE AGE: 55, PREFERRED
                    FEMALE ISSUE AGE: 50, PREFERRED
                    PLANNED ANNUAL PREMIUM: $15,000
                    SURRENDER CHARGE PREMIUM: $12,662
                    INITIAL FACE AMOUNT: $1,000,000
                    LIFE INSURANCE BENEFIT OPTION 1
                    ASSUMING GUARANTEED CHARGES


               END OF YEAR DEATH BENEFIT(1)       END OF YEAR CASH VALUES(1)      END OF YEAR CASH SURRENDER VALUES(1)
               ASSUMING HYPOTHETICAL RETURNS     ASSUMING HYPOTHETICAL RETURNS       ASSUMING HYPOTHETICAL RETURNS
             ---------------------------------   -----------------------------   --------------------------------------
POLICY YEAR     0%          6%          12%        0%        6%         12%          0%           6%           12%
-----------  ---------   ---------   ---------   -------   -------   ---------   ----------   ----------   ------------
     1       1,000,000   1,000,000   1,000,000    11,741    12,480      13,219      9,208        9,947         10,687
     2       1,000,000   1,000,000   1,000,000    23,794    26,011      28,316     21,262       23,478         25,783
     3       1,000,000   1,000,000   1,000,000    35,544    40,007      44,828     33,012       37,474         42,296
     4       1,000,000   1,000,000   1,000,000    47,451    54,958      63,386     44,919       52,426         60,853
     5       1,000,000   1,000,000   1,000,000    59,016    70,392      83,666     56,484       67,859         81,133
     6       1,000,000   1,000,000   1,000,000    70,218    86,302     105,817     67,686       83,770        103,285
     7       1,000,000   1,000,000   1,000,000    81,034   102,682     130,004     78,755      100,403        127,725
     8       1,000,000   1,000,000   1,000,000    91,439   119,521     156,406     89,413      117,495        154,380
     9       1,000,000   1,000,000   1,000,000   101,403   136,805     185,220     99,630      135,033        183,447
    10       1,000,000   1,000,000   1,000,000   110,889   154,516     216,662    109,369      152,997        215,143
    15       1,000,000   1,000,000   1,000,000   150,601   249,924     424,640    150,348      249,671        424,387
    20       1,000,000   1,000,000   1,289,983   165,010   347,380     745,655    165,010      347,380        745,655
    25       1,000,000   1,000,000   1,826,411   128,936   431,726   1,217,607    128,936      431,726      1,217,607
    30              --   1,000,000   2,518,390        --   468,365   1,879,395         --      468,365      1,879,395
    35              --   1,000,000   3,390,999        --   369,152   2,779,508         --      369,152      2,779,508
    40              --          --   4,569,091        --        --   3,973,123         --           --      3,973,123
    45              --          --   6,095,881        --        --   5,592,551         --           --      5,592,551
    50              --          --   8,143,379        --        --   7,983,705         --           --      7,983,705


------------
(1) Assumes no policy loan or partial withdrawal has been made.


WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NYLIAC, THE SEPARATE ACCOUNT, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION


     The Statement of Additional Information ("SAI") includes additional information about SVUL including information about compensation arrangements. The SAI is available without charge upon request. You can request the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number, (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")



General Information and History.............................    2
Additional Information About the Operation of Policies and
  Insurer...................................................    2
Distribution and Compensation Arrangements..................   16
Underwriting a Policy.......................................   17
Additional Information About Charges........................   18
Loans.......................................................   24
Surrender of Your Policy....................................   24
Financial Statements........................................   24
NYLIAC & Separate Account Financial Statements..............  F-1
Performance Summary.........................................  P-1


     Information about SVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

-------------------------------------
       SEC File Number: 811-07798
-------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED


                                  MAY 1, 2007


                                      FOR

                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Survivorship Variable Universal Life ("SVUL") prospectus. You should read the SAI in conjunction with the current SVUL prospectus dated May 1, 2007 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or writing to NYLIAC at one of the addresses listed on the first page of the SVUL prospectus. Terms used but not defined in the SAI have the same meaning as in the current SVUL prospectus.


                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information and History.............................     2
Additional Information About the Operation of Policies and
  Insurer...................................................     2
Distribution and Compensation Arrangements..................    16
Underwriting a Policy.......................................    17
Additional Information About Charges........................    18
Loans.......................................................    24
Surrender of Your Policy....................................    24
Financial Statements........................................    24
NYLIAC and Separate Account Financial Statements............   F-1
Performance Summary.........................................   P-1


     SVUL IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY


     The SVUL prospectus and SAI describe two flexible premium survivorship variable universal life insurance policies that NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002 and no longer being offered. Series 2 is a SVUL policy NYLIAC has offered for sale since May 10, 2002.


ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIACs financial statements are also included in this SAI. NYLIACs principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $76.4 billion at the end of 2006. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

       ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES AND INSURER

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
       -- MainStay VP Balanced--Initial Class

       -- MainStay VP Bond--Initial Class

       -- MainStay VP Capital Appreciation--Initial Class
       -- MainStay VP Cash Management
       -- MainStay VP Common Stock--Initial Class
       -- MainStay VP Conservative Allocation--Initial Class
       -- MainStay VP Convertible--Initial Class
       -- MainStay VP Floating Rate--Initial Class
       -- MainStay VP Government--Initial Class
       -- MainStay VP Growth Allocation--Initial Class
       -- MainStay VP High Yield Corporate Bond--Initial Class

       -- MainStay VP ICAP Select Equity--Initial Class (formerly MainStay VP
          Basic Value)


       -- MainStay VP Income and Growth--Initial Class*



  * The Board of Directors for the MainStay VP Series Fund, Inc. approved the merger of the MainStay VP Income & Growth portfolio with and into the MainStay VP ICAP Select Equity portfolio on March 6, 2007. Pending shareholder approval, the merger is expected to be effective as of August 17, 2007.

       -- MainStay VP International Equity--Initial Class

       -- MainStay VP Large Cap Growth--Initial Class

       -- MainStay VP Mid Cap Core--Initial Class
       -- MainStay VP Mid Cap Growth--Initial Class
       -- MainStay VP Mid Cap Value--Initial Class
       -- MainStay VP Moderate Allocation--Initial Class
       -- MainStay VP Moderate Growth Allocation--Initial Class
       -- MainStay VP S&P 500 Index--Initial Class
       -- MainStay VP Small Cap Growth--Initial Class
       -- MainStay VP Total Return--Initial Class
       -- MainStay VP Value--Initial Class

     The Alger American Fund
       -- Alger American Small Capitalization--Class O Shares

     Calvert Variable Series, Inc.
       -- Calvert Social Balanced Portfolio

     Dreyfus Investment Portfolios
       -- Dreyfus IP Technology Growth--Initial Shares

     Fidelity Variable Insurance Products Fund
       -- Fidelity(R) VIP Contrafund(R)--Initial Class
       -- Fidelity(R) VIP Equity-Income--Initial Class

     Janus Aspen Series
       -- Janus Aspen Series Balanced--Institutional Shares
       -- Janus Aspen Series Worldwide Growth--Institutional Shares

     Royce Capital Fund

       -- Royce Micro-Cap Portfolio--Investment Class


       -- Royce Small-Cap Portfolio--Investment Class


     T. Rowe Price Equity Series, Inc.
       -- T. Rowe Price Equity Income Portfolio

     The Universal Institutional Funds, Inc.
       -- Van Kampen UIF Emerging Markets Equity--Class I

     Van Eck Worldwide Insurance Trust
       -- Van Eck Worldwide Hard Assets

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements," below).

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS


     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.


     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the face amount of your policy if all of the following conditions are met:

     -- both insureds are still living;

     -- the older Insured is age 90 or younger;

     -- the increase you are requesting is at least $5,000 or more;

     -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and


     -- you submit a written application signed by the insureds and the policyowner(s) to either your registered representative or to VPSC at one of the service addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.


     We can limit any increase in the face amount of your policy.

     You can request a decrease in the Face Amount of your policy if all of the following conditions are met:



     -- either insured is still living;



     -- the decrease you are requesting will not reduce the policy's Face Amount below the minimum Face Amount of $100,000; and



     -- you submit a written application signed by the insureds and the policyowner to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing).


     We may limit any decrease in the face amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b)-c

       Where: a = the sum of:

                     (1) the net asset value of the Fund share held in the
                         Separate Account for that Investment Division at the end of the current valuation day, plus

                     (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                b = the net asset value of the Fund share held in the Separate
                    Account for that Investment Division at the end of the preceding valuation day.

                c = a factor representing the Mortality and Expense Risk and administrative charges. This factor is deducted on a daily basis and is currently equal to an annual rate of .70% (the sum of .60% and .10%) of the value of each Investment Division's assets.

     SERIES 2

                                     (a/b)

       Where: a = the sum of:

                     (1) the net asset value of the Fund share held in the
                         Separate Account for that Investment Division at the end of the current valuation day, plus

                     (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                b = the net asset value of the Fund share held in the Separate
                    Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Minimum Death Benefit Rider
     First-to-Die Monthly Deduction Waiver Rider
     Level First-to-Die Term Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER

     Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then, we will waive any excess amount of these charges, including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the younger insured's age 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. On the Monthly Deduction Date we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

       (1) If you take a loan during the first two Policy Years, this rider will end.

       (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     There is an additional charge for this rider.

     -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either Insured dies while this rider is in effect, we will waive your policy's monthly deductions listed below from cash value for the remainder of the policy. The charges we will waive under this rider are:

       (a) the monthly contract charge;

       (b) the monthly cost of insurance charge for the base policy (not including riders);

       (c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series
     2); the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series
     1); and

       (d) any monthly rider charges.

     These deductions are described in more detail under DEDUCTIONS AND CHARGES -- Deductions from Cash Value and on the Policy Data Page.

     There is an additional charge for this rider.

     -- LEVEL FIRST-TO-DIE RIDER

     This rider provides a level term insurance death benefit which we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once even if both Insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

     There is an additional charge for this rider.

     -- LIFE EXTENSION RIDER (SERIES 2 ONLY)

     This rider becomes effective on the policy anniversary on which the younger Insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving Insured's death. Without this rider, on the policy anniversary on which the younger Insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the younger Insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger Insured is (or would have been) age 100. When this rider becomes effective, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.

     There is an additional charge for this rider.


     To cancel this rider, you must send a signed written notice in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). This rider will end on the Monthly Deduction Day on or next following receipt of your request.


     -- LIVING BENEFITS RIDER

     When using this rider, after either Insured dies, if the last surviving Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, Target Premium, rider death benefits, monthly deductions from Cash Surrender Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

       (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

       (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     To request a policy split you must send a written request, in a form acceptable to us, to VSPC at one of the addresses listed on the first page of the SVUL prospectus. At the time we receive your request:


     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

      ABOUT THE NEW POLICIES

       -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

       -- The face amount of each new policy will equal one half of the face amount of this policy and the face amount of any second-to-die riders. The face amount of any first-to-die riders and the GMDB rider are not included on the new policies.

       -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

       -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

       -- The cost of insurance rates for each new policy will be based on the insured's age and gender on the date of the split and most recent underwriting class on the original policy.

       -- One half of the Cash Value [less unpaid loan and accrued interest] will be allocated as the initial premium for each new policy.

       -- If the original policy has been assigned, each new policy will have the same assignment.

       -- The IRS has ruled that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the original policy, the exchange is taxable.

     -- DOLLAR COST AVERAGING


     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.


     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the

DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).


     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to the Variable Products Service Center ("VPSC") at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.


     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.


     You may cancel the Dollar Cost Averaging feature at any time. To cancel the Dollar Cost Averaging feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. You have the option, however, of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.


     -- DCA PLUS ACCOUNT (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as Fixed Account's minimum interest rate (4% for Survivorship Variable Universal Life). You can request DCA Plus in addition to our existing options.

     In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th, or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

     Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the date the premium is received. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

     You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.


     You may cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing).


     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

     -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th, and 31st. The minimum cash value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.


     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. You can specify any day of the month other than the 29th, 30th, and 31st. To process Automatic Asset Reallocation transfers, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus. NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.



     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. You have the option, however, of alternating between these two policy features. Automatic Asset Reallocation is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Automatic Asset Reallocation.


     -- INTEREST SWEEP


     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2,500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. To process an interest sweep transfer, you must send a written request in a form acceptable to us to the VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.


     If an interest sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of the SVUL prospectus (or any other address we indicate to you in writing). Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how CVAT can impact the Life Insurance Benefit.
                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount

     Face Amount:                    $100,000
     Cash Value:                     $ 25,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($25,000 X 379%)             $ 94,750
   -----------------------           --------
     Life Insurance Benefit:         $100,000



   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value

     Face Amount:                    $100,000
     Cash Value:                     $ 50,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($50,000 X 379%)             $189,500
   -----------------------           --------
     Life Insurance Benefit:         $189,500

                        LIFE INSURANCE BENEFIT OPTION 2

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Cash Value

     Face Amount:                    $100,000
     Cash Value:                     $ 20,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $120,000
     % of Cash Value:
        ($20,000 X 379%)             $ 75,800
   -----------------------           --------
     Life Insurance Benefit:         $120,000



   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value

     Face Amount:                    $100,000
     Cash Value:                     $ 40,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $140,000
     % of Cash Value:
        ($40,000 X 379%)             $151,600
   -----------------------           --------
     Life Insurance Benefit:         $151,600

              LIFE INSURANCE BENEFIT OPTION 3 (FOR SERIES 2 ONLY)

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Adjusted Total Premium
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 30,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($30,000 X 379%)             $113,700
   -----------------------           --------
     Life Insurance Benefit:         $150,000



   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 60,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($60,000 X 379%)             $227,400
   -----------------------           --------
     Life Insurance Benefit:         $227,400

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the IRC, or (iii) cause the policy's face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit
                                    EXAMPLE

 CHANGES FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,000,000
 CHANGES FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is greater than Adjusted Total Premium

 Adjusted Total Premium                                              $  100,000

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  950,000
   ($1,000,000 + $100,000 - $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

 Adjusted Total Premium                                              $  100,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,100,000
   ($1,000,000 + $100,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is less than Adjusted Total Premium

 Adjusted Total Premium                                              $  100,000

 Cash Value                                                          $   80,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,020,000
   ($1,000,000 + $100,000 - $80,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements may influence the recommendation made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.1% per year.(1) Broker-dealers receive commission not to exceed 50% of premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Year 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is used in the calculation of the maximum commission payable and based on the policyowner's age at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.


     The total commissions paid during the fiscal years ended December 31, 2006, 2005, and 2004, were $1,998,136, $1,890,391, and $1,846,786, respectively.
NYLIFE Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

---------------

(1) Assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with a planned annual premium of $15,000 and an initial face amount of $1,000,000.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insureds should be placed. Risk factors that are considered for these determinations include: (i) the insureds' age; (ii) the insureds' health history; (iii) whether the insured(s) smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's face amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

     The following example reflects how charges can impact a policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

                             EXAMPLE (FOR SERIES 2)


    This example assumes a male issue age 55 and female issue age 50, both preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.16% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.



PREMIUM                                       $15,000.00        You choose the amount of premium you intend to
  Less sales expense charge(1)                  1,106.48        pay and the frequency that you intend to make
  Less state tax charge (2%)                      300.00        these payments. We call this your planned
  Less Federal tax charge (1.25%)                 187.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
  Plus net investment performance for one         655.01        We allocate your net premium to the Investment
       year (earned from the Investment                         Divisions and/or the Fixed Account based on your
       Divisions and/or the Fixed Account)                      instructions.
       (varies daily)
  Less total annual monthly contract              720.00
        charge for one year(2)
  Less total annual monthly cost of                32.22
       insurance charge for one year
       (varies monthly and with age)
  Less total annual mortality and expense          78.61
       risk charge (based on the cash
       value allocated to the Separate
       Account)
  Less total annual administrative charge          13.10
  Less total annual charge per $1,000 of          480.00
       the current face amount of your
       Policy for one year (not including
       riders)
  Less total annual monthly cost of                 0.00
       riders(3)
------------------------------------------
CASH VALUE                                    $12,737.09
  Less surrender charge(4)                      2,532.40        Cash Value is used to determine the amount of
        (if applicable)                                         your Life Insurance Benefit as well as the Cash
                                                                Surrender Value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years, or within fifteen
                                                                years after you increase the face amount.

------------------------------------------
CASH SURRENDER VALUE                          $10,204.69        The amount of loans, withdrawals and surrenders
  (at the end of the first Policy Year)                         you can make is based on your policy's Cash
                                                                Surrender Value. Your policy will terminate if
                                                                your Cash Surrender Value is insufficient to pay
                                                                your policy's monthly charges.


------------
(1) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.
(2) We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3) This example assumes you have not chosen any riders.

(4) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to DEDUCTIONS AND CHARGES -- SURRENDER CHARGES -- CHARGES IN POLICY YEARS 1-15.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

TARGET PREMIUM

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, gender, and underwriting classes of both insureds and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium generally will increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Target Premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of premium payments. (The tax may be higher in certain U.S. territories.) We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

CHARGES FOR TAXES

     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGE

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the Cash Value of your policy if you:

       - surrender your policy; or

       - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below multiplied by 20% of your Target Premium for the Policy Year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE--TARGET PREMIUM for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy's face amount is described below.

     YOUNGER INSURED < ISSUE AGE 85               YOUNGER INSURED > OR = ISSUE AGE 85
  ------------------------------------            ------------------------------------
  POLICY YEAR       PERCENTAGE APPLIED            POLICY YEAR       PERCENTAGE APPLIED
  -----------       ------------------            -----------       ------------------
      1-6                  100%                       1-4                  100%
        7                   90%                         5                   80%
        8                   80%                         6                   60%
        9                   70%                         7                   40%
       10                   60%                         8                   20%
       11                   50%                         9+                   0%
       12                   40%
       13                   30%
       14                   20%
       15                   10%
       16+                   0%

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued when the younger insured is under age 85 and (d) is surrendered in any Policy Year 1 through 6. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) X c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy and the first anniversary of your Policy Date.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the last surviving insured;

     -- we pay a required IRS minimum distribution; or

     -- you exercise the Policy Split Option.


                           DEDUCTIONS FROM CASH VALUE


     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing Life Insurance Benefits to you. The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page.

     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the genders, underwriting classes, and issue age of both insureds and the Policy Year.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the cash value allocated to the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the cash value in the Separate Account.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the cash value in the Separate Account.

ADMINISTRATIVE CHARGE (SERIES 2 ONLY)

     We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the cash value in the Separate Account.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger Insured is, or would have been age 90 and ending when the younger Insured is, or would have been, age 100. This charge will vary by sex, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first Insured.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, and a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses.

                                     LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2006 and 2005, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2006 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2006 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                         PERFORMANCE SUMMARY--SERIES 2


     The performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the Accumulation Value of your policy will fluctuate so that your policy, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, and total portfolio operating expenses. It does not reflect the cost of insurance, surrender charges, monthly contract charges, sales expense charge and state and federal tax charges. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.



NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE SERIES 2(1),
AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006



                                                              INVESTMENT                                              SINCE
                                                               DIVISION    YEAR                                     INVESTMENT
                                                              INCEPTION     TO       1       3       5      10       DIVISION
INVESTMENT DIVISIONS(2)                                        DATE(3)     DATE    YEAR    YEARS   YEARS   YEARS    INCEPTION
MainStay VP Series Funds:
 Balanced--Initial Class                                       05/02/05    10.69%  10.69%   N/A     N/A     N/A        9.99%
 Bond--Initial Class                                           05/10/02     4.55    4.55   3.60%    N/A     N/A        4.93
 Capital Appreciation--Initial Class                           05/10/02     4.44    4.44   5.65     N/A     N/A        4.01
 Cash Management--Current 7-day yield as of December 31,
   2006 is 4.83%(4)                                            05/10/02     4.58    4.58   2.78     N/A     N/A        2.12
 Common Stock--Initial Class                                   05/10/02    16.49   16.49   11.64    N/A     N/A        8.78
 Conservative Allocation Portfolio--Initial Class              02/13/06      N/A     N/A    N/A     N/A     N/A        7.08
 Convertible--Initial Class                                    05/10/02    10.42   10.42   7.70     N/A     N/A        8.62
 Floating Rate--Initial Class                                  05/02/05     5.98    5.98    N/A     N/A     N/A        4.87
 Government--Initial Class                                     05/10/02     4.06    4.06   3.24     N/A     N/A        4.02
 Growth Allocation Portfolio--Initial Class                    02/13/06      N/A     N/A    N/A     N/A     N/A       10.65
 High Yield Corporate Bond--Initial Class                      05/10/02    12.03   12.03   9.14     N/A     N/A       12.86
 ICAP Select Equity--Initial Class (formerly known as Basic
   Value--Initial Class)                                       06/11/02    19.30   19.30   11.90    N/A     N/A        9.14
 Income & Growth--Initial Class                                05/10/02    16.86   16.86   11.29    N/A     N/A        9.86
 International Equity--Initial Class                           05/10/02    31.32   31.32   18.50    N/A     N/A       16.32
 Large Cap Growth--Initial Class                               05/10/02     7.24    7.24   3.00     N/A     N/A        3.12
 Mid Cap Core--Initial Class                                   05/10/02    14.95   14.95   17.63    N/A     N/A       14.96
 Mid Cap Growth--Initial Class                                 05/10/02     9.23    9.23   16.19    N/A     N/A       12.33
 Mid Cap Value--Initial Class                                  05/10/02    14.05   14.05   12.31    N/A     N/A        9.83
 Moderate Allocation Portfolio--Initial Class                  02/13/06      N/A     N/A    N/A     N/A     N/A        9.46
 Moderate Growth Allocation Portfolio--Initial Class           02/13/06      N/A     N/A    N/A     N/A     N/A       10.59
 S&P 500 Index(5)--Initial Class                               05/10/02    15.44   15.44   10.15    N/A     N/A        8.68
 Small Cap Growth--Initial Class                               05/10/02     6.32    6.32   6.57     N/A     N/A        7.65
 Total Return--Initial Class                                   05/10/02     9.49    9.49   7.45     N/A     N/A        6.68
 Value--Initial Class                                          05/10/02    18.87   18.87   12.02    N/A     N/A        8.45
Alger American Small Capitalization--Class O Shares            05/10/02    20.02   20.02   17.81    N/A     N/A       15.44
CVS Calvert Social Balanced Portfolio                          05/10/02     8.77    8.77   7.55     N/A     N/A        7.36
Dreyfus IP Technology Growth--Initial Shares                   05/10/02     4.31    4.31   2.84     N/A     N/A        5.18
Fidelity(R) VIP Contrafund(R)--Initial Class                   05/10/02    11.72   11.72   14.69    N/A     N/A       12.73
Fidelity(R) VIP Equity-Income--Initial Class                   05/10/02    20.19   20.19   12.38    N/A     N/A       10.40
Janus Aspen Series Balanced--Institutional Shares              05/10/02    10.72   10.72   9.06     N/A     N/A        7.64
Janus Aspen Series Worldwide Growth--Institutional Shares      05/10/02    18.20   18.20   9.45     N/A     N/A        6.44
Royce Micro-Cap--Investment Class                              11/11/05    21.07   21.07    N/A     N/A     N/A       21.09
Royce Small-Cap--Investment Class                              11/11/05    15.57   15.57    N/A     N/A     N/A       15.22
T. Rowe Price Equity Income Portfolio                          05/10/02    18.97   18.97   12.42    N/A     N/A       10.11
Van Eck Worldwide Hard Assets                                  11/11/05    24.49   24.49    N/A     N/A     N/A       35.99
Van Kampen UIF Emerging Markets Equity--Class I                05/10/02    37.14   37.14   31.22    N/A     N/A       25.38
------------------------------------------------------------------------------------------------------------------------------



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO CURRENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. THE INVESTMENT RETURN AND THE CASH VALUE OF YOUR POLICY WILL FLUCTUATE SO THAT YOUR POLICY, WHEN SURRENDERED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.NEWYORKLIFE.COM.



Performance reflects the percentage change for the period shown with capital gains and dividends reinvested and the deduction of total portfolio operating expenses. For SVUL Series 2, it does not reflect the policy's current separate account charges for mortality and expense risk, the charge per $1,000, the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge and state and federal tax charges. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.


Please see the hypothetical illustrations within the product prospectus that show the impact of fees and charges on the policy over time. We recommend that you obtain a personalized illustration which takes into account the amount of insurance purchased, complete fees and charges under the policy, including the cost of insurance, gender, age and underwriting classification of the insured.

FOR MORE INFORMATION, YOU SHOULD REFER TO YOUR PRODUCT AND FUND PROSPECTUSES OR VISIT WWW.NEWYORKLIFE.COM. INVESTORS ARE ASKED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. BOTH THE PRODUCT PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE PRODUCT AND UNDERLYING INVESTMENT OPTIONS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

(1) Series 2 refers to VUL 2000 and SVUL policies for which NYLIAC began accepting applications and premium payments beginning May 10, 2002, where approved, and SPVUL policies for which NYLIAC began accepting applications and premium payments beginning May 10, 2002, where approved. NYLIAC stopped accepting applications for Series 2 SPVUL policies on May 16, 2003.



(2) The Investment Divisions offered through SVUL are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.


(3) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the first day that the Investment Division was made available in Series 2 policies.


(4) AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. THE CURRENT YIELD MORE CLOSELY REFLECTS THE PORTFOLIO'S EARNINGS THAN THE TOTAL RETURN FIGURES SHOWN.



(5) MainStay VP S&P 500 Index Portfolio--The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring Large Cap U.S. stock market performance. "S&P 500" is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by the MainStay VP S&P 500 Index Portfolio. The MainStay VP S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's make no representation regarding the advisability of investing in the MainStay VP S&P 500 Index Portfolio. Investors cannot directly purchase an index.



NYLIAC SVUL is issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation), and distributed by NYLIFE Distributors LLC, member NASD/SIPC), which are wholly owned subsidiaries of New York Life Insurance Company, 51 Madison Ave, NY, NY 10010.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2006


                                                                                             MAINSTAY VP
                                                           MAINSTAY VP      MAINSTAY VP        CAPITAL
                                                            BALANCED--         BOND--       APPRECIATION--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 13,569,723     $ 28,249,978     $229,652,200
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          6,472           (4,170)         (66,767)

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         16,298           32,778          334,341
    Administrative charges..............................          2,364            3,268           43,259
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 13,557,533     $ 28,209,762     $229,207,833
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  3,305,491     $ 12,712,369     $164,993,434
    Group 2 Policies....................................      1,617,616       10,257,211       57,500,347
    Group 3 Policies....................................             --          589,174          226,214
    Group 4 Policies....................................      2,845,911        4,651,008        6,487,838
    Net assets retained in the Separate Account by New
      York Life Insurance and Annuity Corporation.......      5,788,515               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 13,557,533     $ 28,209,762     $229,207,833
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      11.58     $      19.89     $      21.89
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      11.62     $      14.76     $       8.31
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $      12.77     $      10.67
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.72     $      12.45     $      11.97
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 12,536,233     $ 28,194,517     $203,689,186
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      MAINSTAY VP      MAINSTAY VP                                                          MAINSTAY VP
     MAINSTAY VP         COMMON        CONSERVATIVE     MAINSTAY VP       MAINSTAY VP      MAINSTAY VP         GROWTH
         CASH           STOCK--        ALLOCATION--    CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--     ALLOCATION--
      MANAGEMENT     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------
     $ 33,313,816     $115,660,715     $  1,460,465     $ 37,080,132     $ 30,604,765      $ 18,457,885     $  7,216,771
          135,106               --           19,505               --          170,646                --           94,894
          (22,115)         (13,992)               5             (778)           1,924             1,135              397

           32,532          162,050            1,653           42,668           43,046            23,757            6,364
            3,150           18,872              228            2,921            6,837             2,682              671
     ------------     ------------     ------------     ------------     ------------      ------------     ------------
     $ 33,391,125     $115,465,801     $  1,478,094     $ 37,033,765     $ 30,727,452      $ 18,432,581     $  7,305,027
     ============     ============     ============     ============     ============      ============     ============
     $ 12,191,427     $ 71,216,367     $    721,312     $ 11,001,604     $  2,269,885      $  8,512,461     $  2,501,266
       10,665,276       37,206,423          243,145       19,175,033        1,471,786         5,969,258        2,017,586
        4,591,516          711,621               --          331,414          610,993           376,947               --
        5,942,906        6,331,390          244,815        6,525,714        2,131,145         3,573,915        2,506,872
               --               --          268,822               --       24,243,643                --          279,303
     ------------     ------------     ------------     ------------     ------------      ------------     ------------
     $ 33,391,125     $115,465,801     $  1,478,094     $ 37,033,765     $ 30,727,452      $ 18,432,581     $  7,305,027
     ============     ============     ============     ============     ============      ============     ============
     $       1.49     $      33.38     $      10.75     $      21.50     $      10.69      $      18.52     $      11.17
     ============     ============     ============     ============     ============      ============     ============
     $       1.19     $      12.62     $      10.65     $      15.17     $      10.73      $      14.31     $      11.02
     ============     ============     ============     ============     ============      ============     ============
     $       1.12     $      12.85     $         --     $      14.45     $      10.34      $      12.20     $         --
     ============     ============     ============     ============     ============      ============     ============
     $       1.10     $      14.70     $      10.71     $      14.58     $      10.82      $      11.97     $      11.07
     ============     ============     ============     ============     ============      ============     ============
     $ 33,314,353     $102,288,202     $  1,406,787     $ 30,631,679     $ 30,722,102      $ 18,613,932     $  6,738,191
     ============     ============     ============     ============     ============      ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                           MAINSTAY VP
                                                           HIGH YIELD      MAINSTAY VP     MAINSTAY VP
                                                            CORPORATE      ICAP SELECT      INCOME &
                                                             BOND--         EQUITY--        GROWTH--
                                                          INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                                          ---------------------------------------------
ASSETS:
  Investment at net asset value.........................  $104,085,934    $ 11,904,639    $ 10,415,619
  Dividends due and accrued.............................            --              --              --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................       (50,088)          4,676             852

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................       121,243          12,528          10,454
    Administrative charges..............................        14,255             697             622
                                                          ------------    ------------    ------------
  Total net assets......................................  $103,900,348    $ 11,896,090    $ 10,405,395
                                                          ============    ============    ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................  $ 55,005,958    $  2,832,578    $  2,963,086
    Group 2 Policies....................................    27,950,337       6,304,309       5,062,121
    Group 3 Policies....................................     1,124,606         164,969         107,700
    Group 4 Policies....................................    19,819,447       2,594,234       2,272,488
    Net assets retained in the Separate Account by New
      York Life Insurance and Annuity Corporation.......            --              --              --
                                                          ------------    ------------    ------------
      Total net assets..................................  $103,900,348    $ 11,896,090    $ 10,405,395
                                                          ============    ============    ============
    Group 1 variable accumulation unit value............  $      27.81    $      13.12    $      11.77
                                                          ============    ============    ============
    Group 2 variable accumulation unit value............  $      17.87    $      14.05    $      12.31
                                                          ============    ============    ============
    Group 3 variable accumulation unit value............  $      18.20    $      14.80    $      14.50
                                                          ============    ============    ============
    Group 4 variable accumulation unit value............  $      17.37    $      14.90    $      15.36
                                                          ============    ============    ============
Identified Cost of Investment...........................  $ 91,493,561    $  9,229,428    $  8,306,647
                                                          ============    ============    ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP      MODERATE
    INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP        MODERATE         GROWTH
      EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--      ALLOCATION--    ALLOCATION--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -------------------------------------------------------------------------------------------------------------
    $ 57,514,946    $ 19,559,109    $ 31,966,256    $ 39,770,607    $ 40,651,640    $  5,301,581    $ 10,299,424
              --              --              --              --              --          66,710         143,690
          63,715             227          10,610         (39,094)        (12,453)          1,245          25,076

          66,163          22,378          31,631          37,190          41,004           5,163           9,113
           7,537             936           3,225           3,345           3,857             462             958
    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $ 57,504,961    $ 19,536,022    $ 31,942,010    $ 39,690,978    $ 40,594,326    $  5,363,911    $ 10,458,119
    ============    ============    ============    ============    ============    ============    ============
    $ 27,357,066    $  3,636,256    $ 12,614,016    $ 12,628,308    $ 14,697,255    $  1,600,872    $  4,356,925
      16,481,036      12,902,315       9,451,271      12,687,857      13,592,350       1,939,024       2,880,711
              --         241,784              --              --              --              --              --
      13,666,859       2,755,667       9,876,723      14,374,813      12,304,721       1,550,903       2,942,405
              --              --              --              --              --         273,112         278,078
    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $ 57,504,961    $ 19,536,022    $ 31,942,010    $ 39,690,978    $ 40,594,326    $  5,363,911    $ 10,458,119
    ============    ============    ============    ============    ============    ============    ============
    $      26.32    $       7.44    $      17.40    $      14.29    $      14.87    $      10.92    $      11.12
    ============    ============    ============    ============    ============    ============    ============
    $      16.26    $      10.13    $      17.70    $      14.96    $      15.03    $      10.82    $      10.95
    ============    ============    ============    ============    ============    ============    ============
    $         --    $      10.16    $         --    $         --    $         --    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============
    $      19.91    $      11.51    $      18.93    $      17.03    $      15.36    $      10.95    $      11.06
    ============    ============    ============    ============    ============    ============    ============
    $ 42,605,830    $ 17,233,074    $ 26,969,638    $ 31,739,444    $ 33,805,767    $  5,034,332    $  9,723,685
    ============    ============    ============    ============    ============    ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                           MAINSTAY VP       MAINSTAY VP      MAINSTAY VP
                                                             S&P 500          SMALL CAP          TOTAL
                                                             INDEX--          GROWTH--          RETURN--
                                                          INITIAL CLASS     INITIAL CLASS    INITIAL CLASS
                                                          -------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $280,151,028     $ 21,619,493      $ 63,731,402
  Dividends due and accrued.............................             --               --                --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................         (8,695)         (45,238)             (180)

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................        358,892           19,730            89,629
    Administrative charges..............................         41,438            1,632            11,561
                                                           ------------     ------------      ------------
      Total net assets..................................   $279,742,003     $ 21,552,893      $ 63,630,032
                                                           ============     ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $157,043,455     $  6,147,039      $ 44,324,095
    Group 2 Policies....................................     83,997,777        7,214,536        15,673,354
    Group 3 Policies....................................      3,317,574               --           171,770
    Group 4 Policies....................................     35,383,197        8,191,318         3,460,813
                                                           ------------     ------------      ------------
      Total net assets..................................   $279,742,003     $ 21,552,893      $ 63,630,032
                                                           ============     ============      ============
    Group 1 variable accumulation unit value............   $      35.68     $      11.60      $      23.79
                                                           ============     ============      ============
    Group 2 variable accumulation unit value............   $      11.76     $      11.98      $      11.69
                                                           ============     ============      ============
    Group 3 variable accumulation unit value............   $      13.43     $         --      $      12.69
                                                           ============     ============      ============
    Group 4 variable accumulation unit value............   $      14.64     $      14.02      $      13.45
                                                           ============     ============      ============
Identified Cost of Investment...........................   $215,418,778     $ 18,910,849      $ 60,071,752
                                                           ============     ============      ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                            ALGER              ALGER            AMERICAN
                           AMERICAN           AMERICAN         CENTURY VP         AMERICAN          AMERICAN           CALVERT
      MAINSTAY VP         LEVERAGED            SMALL            INFLATION        CENTURY VP        CENTURY VP          SOCIAL
        VALUE--           ALL CAP--       CAPITALIZATION--    PROTECTION--     INTERNATIONAL--       VALUE--          BALANCED
     INITIAL CLASS      CLASS O SHARES     CLASS O SHARES       CLASS II          CLASS II          CLASS II          PORTFOLIO
    ------------------------------------------------------------------------------------------------------------------------------
      $ 81,916,792       $    178,358       $ 48,497,736      $     32,167      $  1,691,402      $  1,448,383      $  4,961,449
                --                 --                 --                --                --                --                --
            (3,790)                --              2,790                --                --                --                76

           108,336                 --             62,243                --                --                --             5,621
            13,271                 --              6,152                --                --                --               461
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $ 81,791,395       $    178,358       $ 48,432,131      $     32,167      $  1,691,402      $  1,448,383      $  4,955,443
      ============       ============       ============      ============      ============      ============      ============
      $ 51,067,922       $         --       $ 22,636,793      $         --      $         --      $         --      $  1,772,944
        22,221,149                 --         18,785,439                --                --                --         2,203,262
           587,703            178,358          1,408,496            32,167         1,691,402         1,448,383                --
         7,914,621                 --          5,601,403                --                --                --           979,237
      ------------       ------------       ------------      ------------      ------------      ------------      ------------
      $ 81,791,395       $    178,358       $ 48,432,131      $     32,167      $  1,691,402      $  1,448,383      $  4,955,443
      ============       ============       ============      ============      ============      ============      ============
      $      27.22       $         --       $      14.65      $         --      $         --      $         --      $      17.10
      ============       ============       ============      ============      ============      ============      ============
      $      16.35       $         --       $      11.11      $         --      $         --      $         --      $      12.17
      ============       ============       ============      ============      ============      ============      ============
      $      14.21       $      17.61       $      17.70      $      10.73      $      19.39      $      17.98      $         --
      ============       ============       ============      ============      ============      ============      ============
      $      14.50       $         --       $      19.25      $         --      $         --      $         --      $      13.83
      ============       ============       ============      ============      ============      ============      ============
      $ 62,491,354       $    151,054       $ 30,573,965      $     32,431      $  1,515,268      $  1,353,289      $  4,399,604
      ============       ============       ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006


                                                             DREYFUS IP        DREYFUS VIF        FIDELITY(R)
                                                             TECHNOLOGY         DEVELOPING            VIP
                                                              GROWTH--          LEADERS--       CONTRAFUND(R)--
                                                           INITIAL SHARES     INITIAL SHARES     INITIAL CLASS
                                                          ------------------------------------------------------
ASSETS:
  Investment at net asset value.........................    $  9,321,283       $    875,181       $183,574,223
  Dividends due and accrued.............................              --                 --                 --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          19,623                 --            (56,417)

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           8,235                 --            230,535
    Administrative charges..............................             748                 --             25,229
                                                            ------------       ------------       ------------
      Total net assets..................................    $  9,331,923       $    875,181       $183,262,042
                                                            ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................    $  2,964,412       $         --       $ 94,768,604
    Group 2 Policies....................................       2,962,859                 --         59,913,761
    Group 3 Policies....................................         153,811            875,181          5,013,348
    Group 4 Policies....................................       3,250,841                 --         23,566,329
                                                            ------------       ------------       ------------
      Total net assets..................................    $  9,331,923       $    875,181       $183,262,042
                                                            ============       ============       ============
    Group 1 variable accumulation unit value............    $       9.38       $         --       $      27.97
                                                            ============       ============       ============
    Group 2 variable accumulation unit value............    $       9.78       $         --       $      16.46
                                                            ============       ============       ============
    Group 3 variable accumulation unit value............    $      12.52       $      15.59       $      17.32
                                                            ============       ============       ============
    Group 4 variable accumulation unit value............    $      12.60       $         --       $      17.30
                                                            ============       ============       ============
Identified Cost of Investment...........................    $  8,337,997       $    874,047       $143,140,614
                                                            ============       ============       ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

      FIDELITY(R)                                           FIDELITY(R)                                            JANUS ASPEN
          VIP           FIDELITY(R)       FIDELITY(R)           VIP            FIDELITY(R)       FIDELITY(R)         SERIES
        EQUITY-             VIP               VIP            INVESTMENT            VIP               VIP           BALANCED--
       INCOME--          GROWTH--         INDEX 500--       GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS        SHARES
    ----------------------------------------------------------------------------------------------------------------------------
     $ 71,479,515      $  1,127,548      $  1,809,893       $    413,692      $  3,237,776      $  2,195,370      $120,551,731
               --                --                --                 --                --                --                --
            8,865                --               (44)                --               (23)               --           (76,207)

           84,834                --                --                 --                --                --           152,546
            9,353                --                --                 --                --                --            12,012
     ------------      ------------      ------------       ------------      ------------      ------------      ------------
     $ 71,394,193      $  1,127,548      $  1,809,849       $    413,692      $  3,237,753      $  2,195,370      $120,310,966
     ============      ============      ============       ============      ============      ============      ============
     $ 35,270,082      $         --      $         --       $         --      $         --      $         --      $ 45,896,082
       22,181,981                --                --                 --                --                --        61,660,562
        1,647,740         1,127,548         1,809,849            413,692         3,237,753         2,195,370           497,342
       12,294,390                --                --                 --                --                --        12,256,980
     ------------      ------------      ------------       ------------      ------------      ------------      ------------
     $ 71,394,193      $  1,127,548      $  1,809,849       $    413,692      $  3,237,753      $  2,195,370      $120,310,966
     ============      ============      ============       ============      ============      ============      ============
     $      23.30      $         --      $         --       $         --      $         --      $         --      $      25.36
     ============      ============      ============       ============      ============      ============      ============
     $      16.17      $         --      $         --       $         --      $         --      $         --      $      14.40
     ============      ============      ============       ============      ============      ============      ============
     $      15.86      $      10.58      $      13.07       $      11.92      $      21.47      $      18.04      $      13.90
     ============      ============      ============       ============      ============      ============      ============
     $      15.73      $         --      $         --       $         --      $         --      $         --      $      14.01
     ============      ============      ============       ============      ============      ============      ============
     $ 63,809,800      $  1,085,934      $  1,672,164       $    408,697      $  3,088,672      $  1,702,917      $101,323,539
     ============      ============      ============       ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                           JANUS ASPEN      JANUS ASPEN
                                                              SERIES           SERIES           MFS(R)
                                                             MID CAP         WORLDWIDE        INVESTORS
                                                             GROWTH--         GROWTH--          TRUST
                                                          INSTITUTIONAL    INSTITUTIONAL       SERIES--
                                                              SHARES           SHARES       INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $    274,909     $116,327,733     $     68,595
  Dividends due and accrued.............................             --               --               --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................            (20)         (27,818)              --

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................             --          159,441               --
    Administrative charges..............................             --           14,785               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    274,889     $116,125,689     $     68,595
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $         --     $ 55,576,612     $         --
    Group 2 Policies....................................             --       53,656,371               --
    Group 3 Policies....................................        274,889          713,600           68,595
    Group 4 Policies....................................             --        6,179,106               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $    274,889     $116,125,689     $     68,595
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $         --     $      19.68     $         --
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $         --     $      10.79     $         --
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      16.04     $      12.41     $      13.00
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $         --     $      13.31     $         --
                                                           ============     ============     ============
Identified Cost of Investment...........................   $    222,984     $111,456,210     $     54,917
                                                           ============     ============     ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                             NEUBERGER
        MFS(R)                                                BERMAN            PIMCO                             PIMCO
          NEW             MFS(R)            MFS(R)              AMT             GLOBAL           PIMCO            TOTAL
       DISCOVERY         RESEARCH          UTILITIES          MID-CAP           BOND--       REAL RETURN--       RETURN--
       SERIES--          SERIES--          SERIES--          GROWTH--       ADMINISTRATIVE   ADMINISTRATIVE   ADMINISTRATIVE
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES     CLASS SHARES     CLASS SHARES
    ------------------------------------------------------------------------------------------------------------------------
     $    102,207      $          4      $    238,839      $     84,634      $     31,053     $      4,518     $     13,763
               --                --                --                --                78               20               55
               --                --               (29)               --                --               --               --

               --                --                --                --                --               --               --
               --                --                --                --                --               --               --
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
     $    102,207      $          4      $    238,810      $     84,634      $     31,131     $      4,538     $     13,818
     ============      ============      ============      ============      ============     ============     ============
     $         --      $         --      $         --      $         --      $         --     $         --     $         --
               --                --                --                --                --               --               --
          102,207                 4           238,810            84,634            31,131            4,538           13,818
               --                --                --                --                --               --               --
     ------------      ------------      ------------      ------------      ------------     ------------     ------------
     $    102,207      $          4      $    238,810      $     84,634      $     31,131     $      4,538     $     13,818
     ============      ============      ============      ============      ============     ============     ============
     $         --      $         --      $         --      $         --      $         --     $         --     $         --
     ============      ============      ============      ============      ============     ============     ============
     $         --      $         --      $         --      $         --      $         --     $         --     $         --
     ============      ============      ============      ============      ============     ============     ============
     $      13.37      $      12.11      $      25.70      $      15.81      $      10.52     $       9.96     $      10.31
     ============      ============      ============      ============      ============     ============     ============
     $         --      $         --      $         --      $         --      $         --     $         --     $         --
     ============      ============      ============      ============      ============     ============     ============
     $     81,306      $          4      $    201,764      $     62,460      $     30,988     $      4,660     $     13,623
     ============      ============      ============      ============      ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2006

                                                                                                    T. ROWE
                                                               ROYCE              ROYCE              PRICE
                                                             MICRO-CAP          SMALL-CAP            EQUITY
                                                            PORTFOLIO--        PORTFOLIO--           INCOME
                                                          INVESTMENT CLASS   INVESTMENT CLASS      PORTFOLIO
                                                          ------------------------------------------------------
ASSETS:
  Investment at net asset value.........................    $  4,677,730       $  2,531,402       $ 63,553,270
  Dividends due and accrued.............................              --                 --                 --
  Net receivable (payable) to New York Life Insurance
    and Annuity Corporation.............................          15,124             10,899             16,091

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           4,243              2,237             65,183
    Administrative charges..............................             397                162              5,185
                                                            ------------       ------------       ------------
      Total net assets..................................    $  4,688,214       $  2,539,902       $ 63,498,993
                                                            ============       ============       ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................    $  1,347,435       $    670,421       $ 19,913,757
    Group 2 Policies....................................       1,583,510            977,484         26,290,910
    Group 3 Policies....................................              --                 --          1,144,110
    Group 4 Policies....................................       1,757,269            891,997         16,150,216
                                                            ------------       ------------       ------------
      Total net assets..................................    $  4,688,214       $  2,539,902       $ 63,498,993
                                                            ============       ============       ============
    Group 1 variable accumulation unit value............    $      12.40       $      11.59       $      16.59
                                                            ============       ============       ============
    Group 2 variable accumulation unit value............    $      12.35       $      11.51       $      16.86
                                                            ============       ============       ============
    Group 3 variable accumulation unit value............    $         --       $         --       $      15.42
                                                            ============       ============       ============
    Group 4 variable accumulation unit value............    $      12.35       $      11.72       $      15.52
                                                            ============       ============       ============
Identified Cost of Investment...........................    $  4,574,013       $  2,459,057       $ 53,437,527
                                                            ============       ============       ============

Not all divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

        T. ROWE                                                 VAN KAMPEN         VAN KAMPEN         VAN KAMPEN
         PRICE             VAN ECK                             UIF EMERGING       UIF EMERGING         UIF U.S.
        LIMITED-          WORLDWIDE           VAN ECK            MARKETS            MARKETS              REAL
       TERM BOND           ABSOLUTE          WORLDWIDE            DEBT--            EQUITY--           ESTATE--
       PORTFOLIO            RETURN          HARD ASSETS          CLASS I            CLASS I            CLASS I
    ---------------------------------------------------------------------------------------------------------------
      $    212,587       $    171,196       $ 13,684,142       $     91,432       $ 57,611,005       $    353,671
               748                 --                 --                 --                 --                 --
                --                 --              9,859                 --             58,739                (45)

                --                 --             11,811                 --             70,698                 --
                --                 --              1,213                 --              7,138                 --
      ------------       ------------       ------------       ------------       ------------       ------------
      $    213,335       $    171,196       $ 13,680,977       $     91,432       $ 57,591,908       $    353,626
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $  4,811,856       $         --       $ 26,013,495       $         --
                --                 --          3,579,179                 --         20,896,581                 --
           213,335            171,196          1,161,250             91,432            920,262            353,626
                --                 --          4,128,692                 --          9,761,570                 --
      ------------       ------------       ------------       ------------       ------------       ------------
      $    213,335       $    171,196       $ 13,680,977       $     91,432       $ 57,591,908       $    353,626
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $      14.14       $         --       $      24.34       $         --
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $      13.63       $         --       $      25.14       $         --
      ============       ============       ============       ============       ============       ============
      $      11.27       $      10.33       $      26.63       $      14.98       $      27.31       $      26.45
      ============       ============       ============       ============       ============       ============
      $         --       $         --       $      14.14       $         --       $      28.06       $         --
      ============       ============       ============       ============       ============       ============
      $    218,962       $    167,042       $ 12,596,510       $     89,095       $ 32,656,965       $    333,573
      ============       ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2006


                                                                              MAINSTAY VP                         MAINSTAY VP
                                          MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP         COMMON
                                          BALANCED--          BOND--        APPRECIATION--         CASH             STOCK--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                        ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $    262,359      $    331,663      $    862,646      $  1,592,482      $    631,053
 Mortality and expense risk charges....       (69,397)         (151,167)       (1,319,228)         (165,285)         (602,524)
 Administrative charges................        (8,466)          (12,758)         (167,369)          (12,670)          (67,591)
                                         ------------      ------------      ------------      ------------      ------------
     Net investment income (loss)......       184,496           167,738          (623,951)        1,414,527           (39,062)
                                         ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     1,046,404         3,385,534        19,145,632        23,601,906         8,018,132
 Cost of investments sold..............      (969,562)       (3,413,361)      (19,441,459)      (23,601,798)       (9,674,175)
                                         ------------      ------------      ------------      ------------      ------------
     Net realized gain (loss) on
       investments.....................        76,842           (27,827)         (295,827)              108        (1,656,043)
 Realized gain distribution received...       127,368                --                --                --         2,494,358
 Change in unrealized appreciation
   (depreciation) on investments.......       767,998           918,760         9,449,072            (1,091)       15,185,838
                                         ------------      ------------      ------------      ------------      ------------
     Net gain (loss) on investments....       972,208           890,933         9,153,245              (983)       16,024,153
                                         ------------      ------------      ------------      ------------      ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $  1,156,704      $  1,058,671      $  8,529,294      $  1,413,544      $ 15,985,091
                                         ============      ============      ============      ============      ============


                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                         INTERNATIONAL       LARGE CAP          MID CAP           MID CAP           MID CAP
                                           EQUITY--          GROWTH--           CORE--           GROWTH--           VALUE--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $    148,396      $     26,908      $         --      $         --      $     38,428
 Mortality and expense risk charges....      (248,655)          (95,048)         (144,902)         (192,801)         (202,703)
 Administrative charges................       (23,508)           (3,447)          (10,929)          (12,275)          (14,177)
                                         ------------      ------------      ------------      ------------      ------------
     Net investment income (loss)......      (123,767)          (71,587)         (155,831)         (205,076)         (178,452)
                                         ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     3,609,087         2,115,993         1,693,757         3,642,826         3,975,600
 Cost of investments sold..............    (2,196,735)       (2,231,881)       (1,123,006)       (1,972,167)       (2,736,477)
                                         ------------      ------------      ------------      ------------      ------------
     Net realized gain (loss) on
       investments.....................     1,412,352          (115,888)          570,751         1,670,659         1,239,123
 Realized gain distribution received...       526,683                --           193,087           698,371           511,985
 Change in unrealized appreciation
   (depreciation) on investments.......    10,597,704         1,385,239         3,045,102           714,133         3,170,449
                                         ------------      ------------      ------------      ------------      ------------
     Net gain (loss) on investments....    12,536,739         1,269,351         3,808,940         3,083,163         4,921,557
                                         ------------      ------------      ------------      ------------      ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $ 12,412,972      $  1,197,764      $  3,653,109      $  2,878,087      $  4,743,105
                                         ============      ============      ============      ============      ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(b) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                  MAINSTAY VP
      MAINSTAY VP                                                              MAINSTAY VP        HIGH YIELD        MAINSTAY VP
      CONSERVATIVE       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP          GROWTH           CORPORATE        ICAP SELECT
      ALLOCATION--      CONVERTIBLE--    FLOATING RATE--    GOVERNMENT--       ALLOCATION--         BOND--           EQUITY--
    INITIAL CLASS(A)    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INITIAL CLASS(A)    INITIAL CLASS     INITIAL CLASS
    -----------------------------------------------------------------------------------------------------------------------------
      $     15,388      $    874,321      $  1,774,488      $    190,459       $     52,032      $  1,939,307      $     29,766
            (4,127)         (188,187)         (166,599)         (112,159)           (17,700)         (527,106)          (52,469)
              (540)          (11,072)          (25,554)          (10,695)            (1,396)          (52,280)           (2,273)
      ------------      ------------      ------------      ------------       ------------      ------------      ------------
            10,721           675,062         1,582,335            67,605             32,936         1,359,921           (24,976)
      ------------      ------------      ------------      ------------       ------------      ------------      ------------
            85,240         3,170,986         3,569,374         4,701,224            163,044         7,153,448         2,366,433
           (82,114)       (2,735,886)       (3,596,134)       (4,795,866)          (154,326)       (6,870,970)       (1,915,373)
      ------------      ------------      ------------      ------------       ------------      ------------      ------------
             3,126           435,100           (26,760)          (94,642)             8,718           282,478           451,060
             4,117                --                --                --             42,862                --            54,400
            53,678         2,230,893           (98,692)          713,620            478,580         8,808,354         1,333,253
      ------------      ------------      ------------      ------------       ------------      ------------      ------------
            60,921         2,665,993          (125,452)          618,978            530,160         9,090,832         1,838,713
      ------------      ------------      ------------      ------------       ------------      ------------      ------------
      $     71,642      $  3,341,055      $  1,456,883      $    686,583       $    563,096      $ 10,450,753      $  1,813,737
      ============      ============      ============      ============       ============      ============      ============


       MAINSTAY VP
        INCOME &
        GROWTH--
      INITIAL CLASS
     ---------------
      $     61,182
           (45,018)
            (2,074)
      ------------
            14,090
      ------------
           919,805
          (718,109)
      ------------
           201,696
           128,746
           996,433
      ------------
         1,326,875
      ------------
      $  1,340,965
      ============

                         MAINSTAY VP                                                                                   ALGER
      MAINSTAY VP          MODERATE         MAINSTAY VP       MAINSTAY VP       MAINSTAY VP                          AMERICAN
        MODERATE            GROWTH            S&P 500          SMALL CAP           TOTAL          MAINSTAY VP        LEVERAGED
      ALLOCATION--       ALLOCATION--         INDEX--          GROWTH--          RETURN--           VALUE--          ALL CAP--
    INITIAL CLASS(A)   INITIAL CLASS(A)    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    CLASS O SHARES
    -----------------------------------------------------------------------------------------------------------------------------
      $     51,473       $     92,839      $  1,411,905      $         --      $    397,280      $    294,159      $         --
           (11,889)           (22,561)       (1,435,540)         (112,563)         (353,649)         (418,235)               --
              (961)            (1,771)         (149,344)           (6,112)          (43,769)          (47,786)               --
      ------------       ------------      ------------      ------------      ------------      ------------      ------------
            38,623             68,507          (172,979)         (118,675)             (138)         (171,862)               --
      ------------       ------------      ------------      ------------      ------------      ------------      ------------
           189,136            139,291        21,125,695         3,265,123         5,142,448         6,635,259             6,121
          (183,656)          (134,511)      (18,360,250)       (2,075,979)       (4,514,573)       (5,677,687)           (5,183)
      ------------       ------------      ------------      ------------      ------------      ------------      ------------
             5,480              4,780         2,765,445         1,189,144           627,875           957,572               938
            15,237             50,851                --               182           818,537         1,193,376                --
           267,250            575,739        33,544,161            84,224         3,791,599        10,616,743            21,303
      ------------       ------------      ------------      ------------      ------------      ------------      ------------
           287,967            631,370        36,309,606         1,273,550         5,238,011        12,767,691            22,241
      ------------       ------------      ------------      ------------      ------------      ------------      ------------
      $    326,590       $    699,877      $ 36,136,627      $  1,154,875      $  5,237,873      $ 12,595,829      $     22,241
      ============       ============      ============      ============      ============      ============      ============

          ALGER
         AMERICAN
          SMALL
     CAPITALIZATION--
      CLASS O SHARES
     ----------------
       $         --
           (231,451)
            (21,095)
       ------------
           (252,546)
       ------------
          5,238,200
         (3,591,817)
       ------------
          1,646,383
                 --
          6,120,976
       ------------
          7,767,359
       ------------
       $  7,514,813
       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                           AMERICAN
                                          CENTURY VP         AMERICAN          AMERICAN           CALVERT         DREYFUS IP
                                           INFLATION        CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY
                                         PROTECTION--     INTERNATIONAL--       VALUE--          BALANCED          GROWTH--
                                           CLASS II          CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES
                                        ---------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $        558      $      1,896      $      3,734      $    111,077      $         --
 Mortality and expense risk charges....            --                --                --           (24,913)          (46,758)
 Administrative charges................            --                --                --            (1,680)           (2,880)
                                         ------------      ------------      ------------      ------------      ------------
     Net investment income (loss)......           558             1,896             3,734            84,484           (49,638)
                                         ------------      ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....           885            22,036           924,988           483,231         1,211,819
 Cost of investments sold..............          (919)          (16,811)         (866,010)         (459,311)       (1,016,492)
                                         ------------      ------------      ------------      ------------      ------------
     Net realized gain (loss) on
       investments.....................           (34)            5,225            58,978            23,920           195,327
 Realized gain distribution received...            --                --            26,486            85,237                --
 Change in unrealized appreciation
   (depreciation) on investments.......           (85)          162,983            97,415           173,269           174,254
                                         ------------      ------------      ------------      ------------      ------------
     Net gain (loss) on investments....          (119)          168,208           182,879           282,426           369,581
                                         ------------      ------------      ------------      ------------      ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $        439      $    170,104      $    186,613      $    366,910      $    319,943
                                         ============      ============      ============      ============      ============

                                                                            JANUS ASPEN      JANUS ASPEN
                                                           JANUS ASPEN         SERIES           SERIES
                                                              SERIES          MID CAP         WORLDWIDE          MFS(R)
                                        FIDELITY(R) VIP     BALANCED--        GROWTH--         GROWTH--        INVESTORS
                                          OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    TRUST SERIES--
                                         INITIAL CLASS        SHARES           SHARES           SHARES       INITIAL CLASS
                                        -----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $     12,369      $  2,499,527     $         --     $  1,872,292     $        303
 Mortality and expense risk charges....            --          (619,336)              --         (576,257)              --
 Administrative charges................            --           (44,843)              --          (51,555)              --
                                         ------------      ------------     ------------     ------------     ------------
     Net investment income (loss)......        12,369         1,835,348               --        1,244,480              303
                                         ------------      ------------     ------------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....        30,075         8,312,331           17,898        8,384,616            2,186
 Cost of investments sold..............       (20,600)       (7,842,063)         (12,665)     (12,332,849)          (1,875)
                                         ------------      ------------     ------------     ------------     ------------
     Net realized gain (loss) on
       investments.....................         9,475           470,268            5,233       (3,948,233)             311
 Realized gain distribution received...         8,599                --               --               --               --
 Change in unrealized appreciation
   (depreciation) on investments.......       245,426         8,856,290           21,266       20,145,775            7,021
                                         ------------      ------------     ------------     ------------     ------------
     Net gain (loss) on investments....       263,500         9,326,558           26,499       16,197,542            7,332
                                         ------------      ------------     ------------     ------------     ------------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $    275,869      $ 11,161,906     $     26,499     $ 17,442,022     $      7,635
                                         ============      ============     ============     ============     ============

Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(b) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


      DREYFUS VIF                       FIDELITY(R) VIP                                       FIDELITY(R) VIP
      DEVELOPING      FIDELITY(R) VIP       EQUITY-       FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP
       LEADERS--      CONTRAFUND(R)--      INCOME--          GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--
    INITIAL SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------------------------
     $      1,289      $  2,226,468      $  2,064,566      $      1,332      $     26,064      $      8,202      $     11,154
               --          (923,098)         (332,461)               --                --                --                --
               --           (91,355)          (31,527)               --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
            1,289         1,212,015         1,700,578             1,332            26,064             8,202            11,154
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
           19,212        10,462,396         4,260,638             9,726         1,405,881             6,708         1,355,888
          (20,703)       (8,509,781)       (3,817,155)           (9,136)       (1,169,631)           (7,183)       (1,344,330)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
           (1,491)        1,952,615           443,483               590           236,250              (475)           11,558
           26,656        14,493,468         7,580,295                --                --               491           377,667
           (8,605)          296,300         1,461,661            30,165            43,851             1,700          (108,450)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
           16,560        16,742,383         9,485,439            30,755           280,101             1,716           280,775
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $     17,849      $ 17,954,398      $ 11,186,017      $     32,087      $    306,165      $      9,918      $    291,929
     ============      ============      ============      ============      ============      ============      ============

                                                             NEUBERGER
      MFS(R) NEW          MFS(R)            MFS(R)          BERMAN AMT           PIMCO             PIMCO             PIMCO
       DISCOVERY         RESEARCH          UTILITIES          MID-CAP        GLOBAL BOND--     REAL RETURN--    TOTAL RETURN--
       SERIES--          SERIES--          SERIES--          GROWTH--       ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        CLASS I       CLASS SHARES(B)    CLASS SHARES      CLASS SHARES
    ---------------------------------------------------------------------------------------------------------------------------
     $         --      $         --      $      2,115      $         --      $        224      $        135      $        414
               --                --                --                --                --                --                --
               --                --                --                --                --                --                --
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
               --                --             2,115                --               224               135               414
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
            1,770               115             7,111            18,041               466             1,177             2,565
           (1,434)             (113)           (5,179)          (11,831)             (456)           (1,220)           (2,634)
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
              336                 2             1,932             6,210                10               (43)              (69)
            1,277                --             4,017                --                --               122                75
            9,690                --            32,478             5,195                65              (124)              213
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
           11,303                 2            38,427            11,405                75               (45)              219
     ------------      ------------      ------------      ------------      ------------      ------------      ------------
     $     11,303      $          2      $     40,542      $     11,405      $        299      $         90      $        633
     ============      ============      ============      ============      ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2006

                                                                                                     T. ROWE
                                             ROYCE              ROYCE             T. ROWE             PRICE
                                           MICRO-CAP          SMALL-CAP         PRICE EQUITY         LIMITED-
                                          PORTFOLIO--        PORTFOLIO--           INCOME           TERM BOND
                                        INVESTMENT CLASS   INVESTMENT CLASS      PORTFOLIO          PORTFOLIO
                                        -------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................   $     8,069        $     1,460        $   878,994        $     6,985
 Mortality and expense risk charges....       (15,530)            (9,078)          (285,282)                --
 Administrative charges................          (914)              (467)           (17,457)                --
                                          -----------        -----------        -----------        -----------
     Net investment income (loss)......        (8,375)            (8,085)           576,255              6,985
                                          -----------        -----------        -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     1,642,381            346,595          3,704,389              4,381
 Cost of investments sold..............    (1,631,561)          (330,201)        (3,115,287)            (4,650)
                                          -----------        -----------        -----------        -----------
     Net realized gain (loss) on
       investments.....................        10,820             16,394            589,102               (269)
 Realized gain distribution received...       245,778            108,693          1,645,003                 --
 Change in unrealized appreciation
   (depreciation) on investments.......       104,550             77,893          6,566,060                430
                                          -----------        -----------        -----------        -----------
     Net gain (loss) on investments....       361,148            202,980          8,800,165                161
                                          -----------        -----------        -----------        -----------
       Net increase (decrease) in net
        assets resulting from
        operations.....................   $   352,773        $   194,895        $ 9,376,420        $     7,146
                                          ===========        ===========        ===========        ===========

Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(b) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                   VAN KAMPEN      VAN KAMPEN
      VAN ECK                     UIF EMERGING    UIF EMERGING     VAN KAMPEN
     WORLDWIDE       VAN ECK        MARKETS         MARKETS       UIF U.S. REAL
     ABSOLUTE       WORLDWIDE        DEBT--         EQUITY--        ESTATE--
      RETURN       HARD ASSETS      CLASS I         CLASS I          CLASS I
    ---------------------------------------------------------------------------
    $       --     $    2,304     $     4,614     $   349,568      $     1,043
            --        (42,378)             --        (244,947)              --
            --         (2,938)             --         (22,095)              --
    -----------    -----------    -----------     -----------      -----------
            --        (43,012)          4,614          82,526            1,043
    -----------    -----------    -----------     -----------      -----------
         1,009      2,037,036          12,327       6,198,005           18,342
        (1,007)    (1,859,719)        (12,142)     (2,949,598)         (12,149)
    -----------    -----------    -----------     -----------      -----------
             2        177,317             185       3,248,407            6,193
            --        196,066           1,002       1,073,575            6,261
         4,154        955,504             100      10,078,881           14,577
    -----------    -----------    -----------     -----------      -----------
         4,156      1,328,887           1,287      14,400,863           27,031
    -----------    -----------    -----------     -----------      -----------
    $    4,156     $1,285,875     $     5,901     $14,483,389      $    28,074
    ===========    ===========    ===========     ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2006
and December 31, 2005


                                                               MAINSTAY VP                   MAINSTAY VP
                                                               BALANCED--                      BOND--
                                                              INITIAL CLASS                 INITIAL CLASS
                                                       ---------------------------   ---------------------------
                                                           2006         2005(a)          2006           2005
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    184,496   $     44,669   $    167,738   $    747,949
    Net realized gain (loss) on investments..........        76,842          2,784        (27,827)        (2,178)
    Realized gain distribution received..............       127,368         36,442             --             --
    Change in unrealized appreciation (depreciation)
      on investments.................................       767,998        265,491        918,760       (298,989)
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................     1,156,704        349,386      1,058,671        446,782
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     1,650,893        483,546      4,110,236      4,634,158
    Cost of insurance................................      (493,865)      (121,543)    (1,769,389)    (1,858,879)
    Policyowners' surrenders.........................      (163,974)       (70,852)    (1,459,353)    (1,764,259)
    Net transfers from (to) Fixed Account............       654,003        454,599         45,407       (219,686)
    Transfers between Investment Divisions...........     1,084,636      3,598,325     (1,258,264)      (167,405)
    Policyowners' death benefits.....................       (22,514)            --        (86,966)       (90,864)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....            --      5,000,000             --             --
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............     2,709,179      9,344,075       (418,329)       533,065
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (1,692)          (119)        (1,157)          (483)
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............     3,864,191      9,693,342        639,185        979,364
NET ASSETS:
    Beginning of year................................     9,693,342             --     27,570,577     26,591,213
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $ 13,557,533   $  9,693,342   $ 28,209,762   $ 27,570,577
                                                       ============   ============   ============   ============

                                                               MAINSTAY VP                   MAINSTAY VP
                                                              CONVERTIBLE--                FLOATING RATE--
                                                              INITIAL CLASS                 INITIAL CLASS
                                                       ---------------------------   ---------------------------
                                                           2006           2005           2006         2005(a)
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   675,062    $    356,779   $  1,582,335   $    580,930
    Net realized gain (loss) on investments..........      435,100        (210,564)       (26,760)        (1,249)
    Realized gain distribution received..............           --              --             --             --
    Change in unrealized appreciation (depreciation)
      on investments.................................    2,230,893       1,800,759        (98,692)       (18,644)
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................    3,341,055       1,946,974      1,456,883        561,037
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............    5,336,171       5,864,157      2,038,825        107,620
    Cost of insurance................................   (2,201,823)     (2,161,084)      (293,311)       (42,749)
    Policyowners' surrenders.........................   (1,442,690)     (1,576,266)       (86,156)        (1,898)
    Net transfers from (to) Fixed Account............     (683,745)       (479,237)       339,532        195,542
    Transfers between Investment Divisions...........   (1,492,159)     (1,247,829)     2,279,784      1,696,541
    Policyowners' death benefits.....................     (103,107)        (44,406)       (21,433)            --
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....           --              --             --     22,500,000
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............     (587,353)        355,335      4,257,241     24,455,056
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............       (5,141)           (665)        (2,143)          (622)
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............    2,748,561       2,301,644      5,711,981     25,015,471
NET ASSETS:
    Beginning of year................................   34,285,204      31,983,560     25,015,471             --
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $37,033,765    $ 34,285,204   $ 30,727,452   $ 25,015,471
                                                       ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.
(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                               MAINSTAY VP
            MAINSTAY VP                                                 MAINSTAY VP           CONSERVATIVE
      CAPITAL APPRECIATION--              MAINSTAY VP                 COMMON STOCK--          ALLOCATION--
           INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS          INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   -------------
        2006           2005           2006           2005           2006           2005          2006(D)
    -------------------------------------------------------------------------------------------------------
    $   (623,951)  $ (1,423,513)  $  1,414,527   $    875,700   $    (39,062)  $    410,914   $     10,721
        (295,827)    (2,753,952)           108           (708)    (1,656,043)    (2,867,863)         3,126
              --             --             --             --      2,494,358      1,216,990          4,117
       9,449,072     20,969,966         (1,091)         1,436     15,185,838      8,065,442         53,678
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,529,294     16,792,501      1,413,544        876,428     15,985,091      6,825,483         71,642
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      35,682,308     40,808,867     10,305,071     11,045,174     14,202,977     15,838,557         39,910
     (18,028,144)   (19,144,975)    (3,123,412)    (3,325,799)    (6,978,415)    (7,114,287)       (24,919)
     (11,440,367)   (11,880,043)    (3,135,721)    (2,456,178)    (5,260,714)    (4,654,107)           398
      (5,451,857)    (5,680,321)       445,445     (2,121,110)    (1,752,585)    (2,050,547)       120,518
     (14,101,293)   (17,128,117)    (6,150,191)    (3,214,828)    (3,431,856)    (5,392,163)     1,020,621
        (498,071)      (752,638)      (385,195)       (24,364)      (264,460)      (142,973)            --
              --             --             --             --             --             --        250,000
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
     (13,837,424)   (13,777,227)    (2,044,003)       (97,105)    (3,485,053)    (3,515,520)     1,406,528
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (24,794)         6,386         (1,269)          (914)       (26,436)         2,681            (76)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
      (5,332,924)     3,021,660       (631,728)       778,409     12,473,602      3,312,644      1,478,094
     234,540,757    231,519,097     34,022,853     33,244,444    102,992,199     99,679,555             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $229,207,833   $234,540,757   $ 33,391,125   $ 34,022,853   $115,465,801   $102,992,199   $  1,478,094
    ============   ============   ============   ============   ============   ============   ============

                                   MAINSTAY VP            MAINSTAY VP
            MAINSTAY VP              GROWTH               HIGH YIELD                    MAINSTAY VP
           GOVERNMENT--           ALLOCATION--         CORPORATE BOND--            ICAP SELECT EQUITY--
           INITIAL CLASS          INITIAL CLASS          INITIAL CLASS                 INITIAL CLASS
    ---------------------------   -------------   ---------------------------   ---------------------------
        2006           2005          2006(d)          2006           2005           2006           2005
    -------------------------------------------------------------------------------------------------------
    $     67,605   $    531,187   $     32,936    $  1,359,921   $  4,905,267   $    (24,976)  $     50,808
         (94,642)        14,755          8,718         282,478       (734,818)       451,060         80,355
              --             --         42,862              --             --         54,400        102,386
         713,620       (176,880)       478,580       8,808,354     (2,041,994)     1,333,253        242,770
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
         686,583        369,062        563,096      10,450,753      2,128,455      1,813,737        476,319
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
       2,835,508      3,207,056      1,505,875      13,964,099     14,240,088      1,539,275      1,819,463
      (1,238,148)    (1,308,582)      (292,953)     (6,420,681)    (6,325,100)      (575,700)      (577,884)
      (3,082,888)      (875,808)       (44,005)     (3,818,480)    (3,820,398)      (636,759)      (266,605)
        (171,002)      (403,702)       854,160        (349,654)      (625,145)      (518,068)       (60,739)
        (611,485)      (826,108)     4,471,947      (1,220,079)    (1,475,105)       340,969         91,424
         (80,939)      (158,301)        (2,610)       (360,584)      (173,946)       (45,519)        (4,832)
              --             --        250,000              --             --             --             --
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
      (2,348,954)      (365,445)     6,742,414       1,794,621      1,820,394        104,198      1,000,827
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
            (774)          (450)          (483)        (10,612)          (961)        (2,167)           109
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
      (1,663,145)         3,167      7,305,027      12,234,762      3,947,888      1,915,768      1,477,255
      20,095,726     20,092,559             --      91,665,586     87,717,698      9,980,322      8,503,067
    ------------   ------------   ------------    ------------   ------------   ------------   ------------
    $ 18,432,581   $ 20,095,726   $  7,305,027    $103,900,348   $ 91,665,586   $ 11,896,090   $  9,980,322
    ============   ============   ============    ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005


                                                               MAINSTAY VP                   MAINSTAY VP
                                                            INCOME & GROWTH--          INTERNATIONAL EQUITY--
                                                              INITIAL CLASS                 INITIAL CLASS
                                                       ---------------------------   ---------------------------
                                                           2006           2005           2006           2005
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     14,090   $     56,871   $   (123,767)  $    413,843
    Net realized gain (loss) on investments..........       201,696         57,886      1,412,352        319,888
    Realized gain distribution received..............       128,746             --        526,683      1,416,285
    Change in unrealized appreciation (depreciation)
      on investments.................................       996,433        217,968     10,597,704        180,560
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................     1,340,965        332,725     12,412,972      2,330,576
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     1,479,847      1,572,186      7,507,393      5,548,108
    Cost of insurance................................      (513,138)      (487,867)    (2,599,822)    (1,877,198)
    Policyowners' surrenders.........................      (364,630)      (374,012)    (2,996,207)    (1,092,966)
    Net transfers from (to) Fixed Account............        82,134        (83,031)        57,909        317,083
    Transfers between Investment Divisions...........       344,500        180,898      7,753,885      7,735,554
    Policyowners' death benefits.....................          (625)       (14,578)       (98,769)       (47,426)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....            --             --             --             --
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............     1,028,088        793,596      9,624,389     10,583,155
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        (1,708)           293        (15,044)           (51)
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............     2,367,345      1,126,614     22,022,317     12,913,680
NET ASSETS:
    Beginning of year................................     8,038,050      6,911,436     35,482,644     22,568,964
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $ 10,405,395   $  8,038,050   $ 57,504,961   $ 35,482,644
                                                       ============   ============   ============   ============

                                                                        MAINSTAY VP
                                                        MAINSTAY VP      MODERATE
                                                         MODERATE         GROWTH               MAINSTAY VP
                                                       ALLOCATION--    ALLOCATION--          S&P 500 INDEX--
                                                       INITIAL CLASS   INITIAL CLASS          INITIAL CLASS
                                                       -------------   -------------   ---------------------------
                                                          2006(D)         2006(D)          2006           2005
                                                       -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     38,623    $     68,507    $   (172,979)  $  1,540,757
    Net realized gain (loss) on investments..........         5,480           4,780       2,765,445      1,294,476
    Realized gain distribution received..............        15,237          50,851              --             --
    Change in unrealized appreciation (depreciation)
      on investments.................................       267,250         575,739      33,544,161      7,257,600
                                                       ------------    ------------    ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................       326,590         699,877      36,136,627     10,092,833
                                                       ------------    ------------    ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............       490,192       1,494,839      41,013,796     42,908,972
    Cost of insurance................................      (139,136)       (310,541)    (17,271,660)   (17,378,685)
    Policyowners' surrenders.........................        (6,528)        (41,631)    (12,184,081)   (12,782,137)
    Net transfers from (to) Fixed Account............     1,113,494       1,016,624      (5,815,729)    (3,379,019)
    Transfers between Investment Divisions...........     3,329,596       7,349,484     (10,051,777)    (5,641,683)
    Policyowners' death benefits.....................            --              --        (632,673)      (277,635)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....       250,000         250,000              --             --
                                                       ------------    ------------    ------------   ------------
      Net contributions and (withdrawals)............     5,037,618       9,758,775      (4,942,124)     3,449,813
                                                       ------------    ------------    ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          (297)           (533)        (54,190)         8,662
                                                       ------------    ------------    ------------   ------------
        Increase (decrease) in net assets............     5,363,911      10,458,119      31,140,313     13,551,308
NET ASSETS:
    Beginning of year................................            --              --     248,601,690    235,050,382
                                                       ------------    ------------    ------------   ------------
    End of year......................................  $  5,363,911    $ 10,458,119    $279,742,003   $248,601,690
                                                       ============    ============    ============   ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.
(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


             MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
         LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--               MID CAP VALUE--
            INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ---------------------------   ---------------------------   ---------------------------   ---------------------------
         2006           2005           2006           2005           2006           2005           2006           2005
     ---------------------------------------------------------------------------------------------------------------------
     $    (71,587)  $    (78,916)  $   (155,831)  $     26,877   $   (205,076)  $   (114,042)  $   (178,452)  $    111,677
         (115,888)      (392,922)       570,751      2,251,344      1,670,659      1,495,787      1,239,123      1,647,051
               --             --        193,087      2,107,123        698,371         14,268        511,985      1,538,346
        1,385,239      1,079,428      3,045,102     (1,644,226)       714,133      2,596,203      3,170,449     (1,665,693)
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        1,197,764        607,590      3,653,109      2,741,118      2,878,087      3,992,216      4,743,105      1,631,381
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        3,452,143      3,716,442      5,827,196      4,416,197      8,341,861      6,282,841      7,304,282      6,688,795
       (1,196,150)    (1,155,862)    (1,730,190)    (1,179,467)    (2,630,395)    (1,901,127)    (2,397,445)    (1,990,887)
         (905,845)      (816,778)      (904,608)      (897,013)    (1,457,530)    (1,013,183)    (1,120,349)      (999,021)
         (107,052)      (285,745)       (58,503)        (2,294)       120,659        490,384       (109,863)       208,221
         (416,362)    (1,660,848)     2,490,092      6,133,379        726,262      6,487,698     (1,652,676)     5,874,289
          (17,652)       (14,918)       (24,426)       (23,890)      (102,268)       (38,954)      (105,294)       (32,839)
               --             --             --     (6,789,924)            --     (5,736,564)            --     (6,352,999)
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          809,082       (217,709)     5,599,561      1,656,988      4,998,589      4,571,095      1,918,655      3,395,559
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
           (2,021)           980         (4,372)          (241)        (4,958)           (51)        (5,301)         1,161
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
        2,004,825        390,861      9,248,298      4,397,865      7,871,718      8,563,260      6,656,459      5,028,101
       17,531,197     17,140,336     22,693,712     18,295,847     31,819,260     23,256,000     33,937,867     28,909,766
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
     $ 19,536,022   $ 17,531,197   $ 31,942,010   $ 22,693,712   $ 39,690,978   $ 31,819,260   $ 40,594,326   $ 33,937,867
     ============   ============   ============   ============   ============   ============   ============   ============

                                                                                                    ALGER AMERICAN
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                    LEVERAGED
        SMALL CAP GROWTH--              TOTAL RETURN--                    VALUE--                      ALL CAP--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                CLASS O SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $   (118,675)  $    (81,539)  $       (138)  $    543,771   $   (171,862)  $    433,218   $         --   $         --
       1,189,144        751,736        627,875        429,040        957,572        709,550            938         11,781
             182        340,554        818,537             --      1,193,376             --             --             --
          84,224       (540,131)     3,791,599      2,400,126     10,616,743      2,569,699         21,303          1,581
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,154,875        470,620      5,237,873      3,372,937     12,595,829      3,712,467         22,241         13,362
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,033,363      5,038,270      8,752,763      9,477,625     10,308,280     10,962,333         61,342          4,147
      (1,480,533)    (1,373,190)    (4,668,260)    (4,795,095)    (4,865,757)    (4,896,380)        (6,117)        (3,106)
        (760,448)      (571,035)    (2,921,011)    (2,883,594)    (3,816,482)    (3,546,615)            --             --
        (442,258)       139,358     (1,261,664)      (892,678)      (955,737)      (965,333)        25,189        354,076
      (1,698,081)       699,234     (2,090,911)    (3,056,101)    (1,911,322)    (1,987,322)            --       (356,469)
         (49,352)       (14,280)      (140,331)      (123,829)      (258,554)      (167,704)            --             --
              --     (5,081,248)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         602,691     (1,162,891)    (2,329,414)    (2,273,672)    (1,499,572)      (601,021)        80,414         (1,352)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (2,222)         2,162         (9,304)           490        (19,016)         1,297             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,755,344       (690,109)     2,899,155      1,099,755     11,077,241      3,112,743        102,655         12,010
      19,797,549     20,487,658     60,730,877     59,631,122     70,714,154     67,601,411         75,703         63,693
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 21,552,893   $ 19,797,549   $ 63,630,032   $ 60,730,877   $ 81,791,395   $ 70,714,154   $    178,358   $     75,703
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005


                                                             ALGER AMERICAN              AMERICAN CENTURY VP
                                                         SMALL CAPITALIZATION--        INFLATION PROTECTION--
                                                             CLASS O SHARES                   CLASS II
                                                       ---------------------------   ---------------------------
                                                           2006           2005           2006           2005
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $   (252,546)  $   (186,558)  $        558   $        142
    Net realized gain (loss) on investments..........     1,646,383      1,143,649            (34)             7
    Realized gain distribution received..............            --             --             --             --
    Change in unrealized appreciation (depreciation)
      on investments.................................     6,120,976      4,228,256            (85)          (188)
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................     7,514,813      5,185,347            439            (39)
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     6,299,953      5,696,782         15,666         (1,079)
    Cost of insurance................................    (2,624,913)    (2,247,483)          (885)         1,088
    Policyowners' surrenders.........................    (2,014,546)    (1,852,059)            --             --
    Net transfers from (to) Fixed Account............      (467,623)       (15,204)        10,560             --
    Transfers between Investment Divisions...........       593,134         89,174             --          5,711
    Policyowners' death benefits.....................       (11,303)        (9,966)            --             --
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............     1,774,702      1,661,244         25,341          5,720
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............       (13,466)        (1,711)            --             --
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............     9,276,049      6,844,880         25,780          5,681
NET ASSETS:
    Beginning of year................................    39,156,082     32,311,202          6,387            706
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $ 48,432,131   $ 39,156,082   $     32,167   $      6,387
                                                       ============   ============   ============   ============


                                                               DREYFUS VIF                 FIDELITY(R) VIP
                                                          DEVELOPING LEADERS--             CONTRAFUND(R)--
                                                             INITIAL SHARES                 INITIAL CLASS
                                                       ---------------------------   ---------------------------
                                                           2006           2005           2006           2005
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $      1,289   $         --   $  1,212,015   $   (401,919)
    Net realized gain (loss) on investments..........        (1,491)        64,884      1,952,615        370,774
    Realized gain distribution received..............        26,656             --     14,493,468         23,014
    Change in unrealized appreciation (depreciation)
      on investments.................................        (8,605)       (40,629)       296,300     21,403,690
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................        17,849         24,255     17,954,398     21,395,559
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        41,041         25,958     24,732,959     22,641,007
    Cost of insurance................................        (9,880)        (8,664)    (9,999,429)    (8,749,572)
    Policyowners' surrenders.........................            --             --     (7,964,078)    (6,041,079)
    Net transfers from (to) Fixed Account............       505,737        354,174       (946,564)    (1,451,177)
    Transfers between Investment Divisions...........        (5,296)      (349,391)     1,329,542     10,543,787
    Policyowners' death benefits.....................            --             --       (291,522)      (150,474)
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............       531,602         22,077      6,860,908     16,792,492
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            --             --        (34,048)        (9,869)
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............       549,451         46,332     24,781,258     38,178,182
NET ASSETS:
    Beginning of year................................       325,730        279,398    158,480,784    120,302,602
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $    875,181   $    325,730   $183,262,042   $158,480,784
                                                       ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.
(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                           AMERICAN
        AMERICAN CENTURY VP               CENTURY VP                      CALVERT                     DREYFUS IP
          INTERNATIONAL--                   VALUE--                   SOCIAL BALANCED             TECHNOLOGY GROWTH--
             CLASS II                      CLASS II                      PORTFOLIO                  INITIAL SHARES
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $      1,896   $        577   $      3,734   $      6,970   $     84,484   $     57,977   $    (49,638)  $    (31,845)
           5,225         12,045         58,978        (31,043)        23,920         (7,119)       195,327         60,626
              --             --         26,486         97,719         85,237             --             --             --
         162,983          7,247         97,415        (86,192)       173,269        162,032        174,254        258,273
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         170,104         19,869        186,613        (12,546)       366,910        212,890        319,943        287,054
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         106,121         12,741         46,827          9,724        725,269        836,288      2,203,434      2,210,358
         (16,343)        (5,602)       (29,830)       (16,350)      (301,651)      (296,970)      (814,807)      (738,427)
          (2,172)            --         (8,507)            --       (225,957)      (212,851)      (300,866)      (216,159)
          96,008        354,089         52,650             --            307         29,529         38,489        434,623
       1,218,736       (315,506)       910,134       (663,565)       (59,167)       (17,616)      (293,416)    (1,021,160)
              --             --             --             --        (15,230)       (16,470)        (1,942)        (6,097)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,402,350         45,722        971,274       (670,191)       123,571        321,910        830,892        663,138
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
              --             --             --             --           (492)            (9)          (325)           464
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,572,454         65,591      1,157,887       (682,737)       489,989        534,791      1,150,510        950,656
         118,948         53,357        290,496        973,233      4,465,454      3,930,663      8,181,413      7,230,757
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  1,691,402   $    118,948   $  1,448,383   $    290,496   $  4,955,443   $  4,465,454   $  9,331,923   $  8,181,413
    ============   ============   ============   ============   ============   ============   ============   ============


          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
          EQUITY-INCOME--                  GROWTH--                     INDEX 500--             INVESTMENT GRADE BOND--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------------------------------------
    $  1,700,578   $    509,670   $      1,332   $      1,569   $     26,064   $     15,357   $      8,202   $      1,053
         443,483         21,215            590         56,800        236,250          2,539           (475)          (331)
       7,580,295      1,724,741             --             --             --             --            491            636
       1,461,661        542,561         30,165        (32,635)        43,851         31,337          1,700          3,070
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      11,186,017      2,798,187         32,087         25,734        306,165         49,233          9,918          4,428
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,328,651      9,296,572         13,272          2,860         93,536         30,218         27,466          1,000
      (3,679,183)    (3,411,082)       (10,447)        (6,147)       (45,247)       (24,475)        (7,003)        (2,058)
      (3,599,786)    (2,283,427)            --             --         (7,508)            --             --             --
         102,689       (364,648)       746,397        470,142         69,528          1,426        181,691          3,873
       3,231,710        478,756          2,501       (465,325)       (92,324)       522,866             --        166,232
        (101,004)      (100,685)            --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       5,283,077      3,615,486        751,723          1,530         17,985        530,035        202,154        169,047
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (15,230)         1,175             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      16,453,864      6,414,848        783,810         27,264        324,150        579,268        212,072        173,475
      54,940,329     48,525,481        343,738        316,474      1,485,699        906,431        201,620         28,145
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 71,394,193   $ 54,940,329   $  1,127,548   $    343,738   $  1,809,849   $  1,485,699   $    413,692   $    201,620
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005


                                                            FIDELITY(R) VIP             FIDELITY(R) VIP
                                                               MID CAP--                  OVERSEAS--
                                                             INITIAL CLASS               INITIAL CLASS
                                                       -------------------------   -------------------------
                                                          2006          2005          2006          2005
                                                       -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    11,154   $        --   $    12,369   $     3,714
    Net realized gain (loss) on investments..........       11,558       245,078         9,475         2,660
    Realized gain distribution received..............      377,667        30,105         8,599         2,907
    Change in unrealized appreciation (depreciation)
      on investments.................................     (108,450)       23,478       245,426       192,153
                                                       -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets resulting
        from operations..............................      291,929       298,661       275,869       201,434
                                                       -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      369,175        69,725       150,720        48,109
    Cost of insurance................................      (99,825)      (93,253)      (30,623)      (17,843)
    Policyowners' surrenders.........................      (48,661)           --        (5,724)           --
    Net transfers from (to) Fixed Account............       39,671        15,035       418,353         1,469
    Transfers between Investment Divisions...........     (286,462)      881,520        27,011       601,241
    Policyowners' death benefits.....................           --            --            --            --
                                                       -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)............      (26,102)      873,027       559,737       632,976
                                                       -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............           --            --            --            --
                                                       -----------   -----------   -----------   -----------
        Increase (decrease) in net assets............      265,827     1,171,688       835,606       834,410
NET ASSETS:
    Beginning of year................................    2,971,926     1,800,238     1,359,764       525,354
                                                       -----------   -----------   -----------   -----------
    End of year......................................  $ 3,237,753   $ 2,971,926   $ 2,195,370   $ 1,359,764
                                                       ===========   ===========   ===========   ===========


                                                                MFS(R)                      MFS(R)
                                                        NEW DISCOVERY SERIES--         RESEARCH SERIES--
                                                             INITIAL CLASS               INITIAL CLASS
                                                       -------------------------   -------------------------
                                                          2006          2005          2006          2005
                                                       -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $        --   $        --   $        --   $         1
    Net realized gain (loss) on investments..........          336           120             2             8
    Realized gain distribution received..............        1,277            --            --            --
    Change in unrealized appreciation (depreciation)
      on investments.................................        9,690         3,231            --            (3)
                                                       -----------   -----------   -----------   -----------
      Net increase (decrease) in net assets resulting
        from operations..............................       11,303         3,351             2             6
                                                       -----------   -----------   -----------   -----------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        1,660         2,739            --           882
    Cost of insurance................................       (1,828)       (1,375)         (115)         (851)
    Policyowners' surrenders.........................           --            --            --            --
    Net transfers from (to) Fixed Account............       22,234         1,959            --            --
    Transfers between Investment Divisions...........           --            --            --            --
    Policyowners' death benefits.....................           --            --            --            --
                                                       -----------   -----------   -----------   -----------
      Net contributions and (withdrawals)............       22,066         3,323          (115)           31
                                                       -----------   -----------   -----------   -----------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............           --            --            --            --
                                                       -----------   -----------   -----------   -----------
        Increase (decrease) in net assets............       33,369         6,674          (113)           37
NET ASSETS:
    Beginning of year................................       68,838        62,164           117            80
                                                       -----------   -----------   -----------   -----------
    End of year......................................  $   102,207   $    68,838   $         4   $       117
                                                       ===========   ===========   ===========   ===========

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.
(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


        JANUS ASPEN SERIES            JANUS ASPEN SERIES             JANUS ASPEN SERIES                   MFS(R)
            BALANCED--                 MID CAP GROWTH--              WORLDWIDE GROWTH--          INVESTORS TRUST SERIES--
       INSTITUTIONAL SHARES          INSTITUTIONAL SHARES           INSTITUTIONAL SHARES               INITIAL CLASS
    ---------------------------   ---------------------------   -----------------------------   ---------------------------
        2006           2005           2006           2005            2006            2005           2006           2005
    -----------------------------------------------------------------------------------------------------------------------
    $  1,835,348   $  1,882,788   $         --   $         --    $  1,244,480    $    798,267   $        303   $        318
         470,268       (246,674)         5,233            686      (3,948,233)     (6,021,427)           311            243
              --             --             --             --              --              --             --             --
       8,856,290      6,082,531         21,266         13,759      20,145,775      10,329,601          7,021          3,585
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
      11,161,906      7,718,645         26,499         14,445      17,442,022       5,106,441          7,635          4,146
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
      17,237,095     18,974,336         28,301          6,603      16,058,034      18,997,332             --          1,174
      (7,246,147)    (7,320,750)        (6,697)        (4,348)     (6,666,844)     (6,993,591)        (2,191)        (3,254)
      (5,701,601)    (4,648,885)            --             --      (4,615,502)     (5,355,473)            --             --
      (2,145,520)    (1,746,653)        34,277             --      (1,737,544)     (1,991,447)            --             --
      (4,737,713)    (5,881,511)        60,164          1,936      (6,512,629)     (8,434,892)         2,858             --
        (244,992)      (249,014)            --             --        (212,065)       (145,184)            --             --
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
      (2,838,878)      (872,477)       116,045          4,191      (3,686,550)     (3,923,255)           667         (2,080)
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
         (15,625)        (1,596)            --             --         (22,434)          2,998             --             --
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
       8,307,403      6,844,572        142,544         18,636      13,733,038       1,186,184          8,302          2,066
     112,003,563    105,158,991        132,345        113,709     102,392,651     101,206,467         60,293         58,227
    ------------   ------------   ------------   ------------    ------------    ------------   ------------   ------------
    $120,310,966   $112,003,563   $    274,889   $    132,345    $116,125,689    $102,392,651   $     68,595   $     60,293
    ============   ============   ============   ============    ============    ============   ============   ============

                                                                    PIMCO
                                                                    GLOBAL                  PIMCO
              MFS(R)                   NEUBERGER BERMAN             BOND--              REAL RETURN--
        UTILITIES SERIES--           AMT MID-CAP GROWTH--       ADMINISTRATIVE         ADMINISTRATIVE
           INITIAL CLASS                    CLASS I              CLASS SHARES           CLASS SHARES
    ---------------------------   ---------------------------   --------------   ---------------------------
        2006           2005           2006           2005          2006(e)           2006         2005(b)
    -----------------------------------------------------------------------------------------------------------------------
    $      2,115   $        113   $         --   $         --    $        224    $        135   $         19
           1,932          3,903          6,210          7,287              10             (43)           (36)
           4,017             --             --             --              --             122             17
          32,478          1,188          5,195          2,717              65            (124)           (18)
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
          40,542          5,204         11,405         10,004             299              90            (18)
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
          86,978          2,799          7,575          5,186             734           3,980             --
          (9,244)        (2,854)        (5,671)        (5,645)           (491)         (1,136)          (292)
              --             --             --             --              --              --             --
          64,401          1,426          3,391             --          30,589              31          1,883
           2,507         28,415         (3,025)       (22,004)             --              --             --
              --             --             --             --              --              --             --
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
         144,642         29,786          2,270        (22,463)         30,832           2,875          1,591
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
              --             --             --             --              --              --             --
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
         185,184         34,990         13,675        (12,459)         31,131           2,965          1,573
          53,626         18,636         70,959         83,418              --           1,573             --
    ------------   ------------   ------------   ------------    ------------    ------------   ------------
    $    238,810   $     53,626   $     84,634   $     70,959    $     31,131    $      4,538   $      1,573
    ============   ============   ============   ============    ============    ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2006
and December 31, 2005

                                                                  PIMCO                         ROYCE
                                                             TOTAL RETURN--                   MICRO-CAP
                                                             ADMINISTRATIVE                  PORTFOLIO--
                                                              CLASS SHARES                INVESTMENT CLASS
                                                       ---------------------------   ---------------------------
                                                           2006         2005(b)          2006         2005(c)
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $        414   $         66   $     (8,375)  $        559
    Net realized gain (loss) on investments..........           (69)          (113)        10,820            (51)
    Realized gain distribution received..............            75             73        245,778          1,689
    Change in unrealized appreciation (depreciation)
      on investments.................................           213            (72)       104,550           (833)
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................           633            (46)       352,773          1,364
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        11,025             --        990,710          8,073
    Cost of insurance................................        (2,565)          (879)      (208,747)          (529)
    Policyowners' surrenders.........................            --             --        (23,255)        (1,689)
    Net transfers from (to) Fixed Account............            --          5,650        271,455          7,189
    Transfers between Investment Divisions...........            --             --      3,000,377        290,816
    Policyowners' death benefits.....................            --             --             --             --
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............         8,460          4,771      4,030,540        303,860
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            --             --           (323)            --
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............         9,093          4,725      4,382,990        305,224
NET ASSETS:
    Beginning of year................................         4,725             --        305,224             --
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $     13,818   $      4,725   $  4,688,214   $    305,224
                                                       ============   ============   ============   ============

                                                                 VAN ECK
                                                                WORLDWIDE                      VAN ECK
                                                                ABSOLUTE                      WORLDWIDE
                                                                 RETURN                      HARD ASSETS
                                                       ---------------------------   ---------------------------
                                                           2006           2005           2006           2005
                                                       ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $         --   $         --   $    (43,012)  $        127
    Net realized gain (loss) on investments..........             2             --        177,317          2,583
    Realized gain distribution received..............            --             --        196,066             --
    Change in unrealized appreciation (depreciation)
      on investments.................................         4,154             --        955,504        129,029
                                                       ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets resulting
        from operations..............................         4,156             --      1,285,875        131,739
                                                       ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        22,507             --      2,273,649        144,914
    Cost of insurance................................        (1,143)            --       (623,656)       (16,384)
    Policyowners' surrenders.........................            --             --       (186,568)            --
    Net transfers from (to) Fixed Account............       143,883             --        747,006         18,781
    Transfers between Investment Divisions...........         1,793             --      8,912,465        973,377
    Policyowners' death benefits.....................            --             --         (9,423)            --
                                                       ------------   ------------   ------------   ------------
      Net contributions and (withdrawals)............       167,040             --     11,113,473      1,120,688
                                                       ------------   ------------   ------------   ------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            --             --         (1,289)            --
                                                       ------------   ------------   ------------   ------------
        Increase (decrease) in net assets............       171,196             --     12,398,059      1,252,427
NET ASSETS:
    Beginning of year................................            --             --      1,282,918         30,491
                                                       ------------   ------------   ------------   ------------
    End of year......................................  $    171,196   $         --   $ 13,680,977   $  1,282,918
                                                       ============   ============   ============   ============

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.
(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.
(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.
(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.
(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


               ROYCE
             SMALL-CAP                   T. ROWE PRICE                 T. ROWE PRICE
            PORTFOLIO--                  EQUITY INCOME               LIMITED-TERM BOND
         INVESTMENT CLASS                  PORTFOLIO                     PORTFOLIO
    ---------------------------   ---------------------------   ---------------------------
        2006         2005(c)          2006           2005           2006           2005
    ---------------------------------------------------------------------------------------
    $     (8,085)  $         --   $    576,255   $    494,787   $      6,985   $      5,471
          16,394            (61)       589,102        229,686           (269)          (526)
         108,693          2,265      1,645,003      2,194,639             --             --
          77,893         (5,548)     6,566,060     (1,313,504)           430         (2,297)
    ------------   ------------   ------------   ------------   ------------   ------------
         194,895         (3,344)     9,376,420      1,605,608          7,146          2,648
    ------------   ------------   ------------   ------------   ------------   ------------
         451,364         17,585     10,573,375      9,018,193         22,969         (2,103)
        (120,165)        (1,233)    (3,227,548)    (2,733,224)        (3,368)        (1,173)
         (10,457)            --     (1,757,855)    (1,687,838)        (1,042)            --
         202,413            442       (477,876)       257,000         33,565             --
       1,487,806        320,775        666,394      7,271,971             --         (7,400)
              --             --       (139,329)       (74,188)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       2,010,961        337,569      5,637,161     12,051,914         52,124        (10,676)
    ------------   ------------   ------------   ------------   ------------   ------------
            (179)            --        (10,661)         1,156             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       2,205,677        334,225     15,002,920     13,658,678         59,270         (8,028)
         334,225             --     48,496,073     34,837,395        154,065        162,093
    ------------   ------------   ------------   ------------   ------------   ------------
    $  2,539,902   $    334,225   $ 63,498,993   $ 48,496,073   $    213,335   $    154,065
    ============   ============   ============   ============   ============   ============

            VAN KAMPEN                    VAN KAMPEN
           UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
          MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              CLASS I                       CLASS I                       CLASS I
    ---------------------------   ---------------------------   ---------------------------
        2006           2005           2006           2005           2006           2005
    ---------------------------------------------------------------------------------------
    $      4,614   $      2,050   $     82,526   $    (45,861)  $      1,043   $        241
             185             57      3,248,407      1,205,409          6,193            429
           1,002            436      1,073,575             --          6,261            532
             100            583     10,078,881      7,299,536         14,577          3,431
    ------------   ------------   ------------   ------------   ------------   ------------
           5,901          3,126     14,483,389      8,459,084         28,074          4,633
    ------------   ------------   ------------   ------------   ------------   ------------
          51,583          4,073      6,403,632      4,499,681         36,959         15,295
          (2,049)          (839)    (2,723,418)    (1,791,252)        (8,844)        (2,633)
              --             --     (2,341,357)    (1,300,990)       (12,831)            --
           6,876          1,959       (326,790)      (276,353)       254,936          1,426
          (2,752)            --      5,432,818      4,646,309          7,515         12,120
              --             --        (53,989)       (34,657)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
          53,658          5,193      6,390,896      5,742,738        277,735         26,208
    ------------   ------------   ------------   ------------   ------------   ------------
              --             --        (22,383)        (4,364)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
          59,559          8,319     20,851,902     14,197,458        305,809         30,841
          31,873         23,554     36,740,006     22,542,548         47,817         16,976
    ------------   ------------   ------------   ------------   ------------   ------------
    $     91,432   $     31,873   $ 57,591,908   $ 36,740,006   $    353,626   $     47,817
    ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------
NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Enhanced DCA Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective July 3, 2006, Institutional Capital LLC ("ICAP"), a wholly-owned subsidiary of NYLIM Holdings, became an interim sub-adviser, having replaced The Dreyfus Corporation. At a special meeting of shareholders held on September 28, 2006, a new subadvisory agreement between NYLIM and ICAP was approved.

VUL Separate Account-1 offers sixty variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-six of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-seven of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(1)
MainStay VP Income & Growth
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap--Class O Shares
Alger American Small Capitalization--Class O Shares
American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth-Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

Neuberger Berman AMT Mid-Cap Growth--Class I
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

(1) Formerly MainStay VP Basic Value

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following Investment Division: PIMCO Low Duration - Administrative Class Shares.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the year 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value of certain assets held by the individual funds that policies are invested in. The Standard is effective January 1, 2008, but could be adopted earlier by the individual funds.

The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2006, the investments of VUL Separate Account-I are as follows:


                                                                              MAINSTAY VP
                                          MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                          BALANCED--          BOND--        APPRECIATION--         CASH
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                        ---------------------------------------------------------------------
Number of shares......................        1,207             2,077             9,467            33,315
Identified cost.......................     $ 12,536          $ 28,195          $203,689          $ 33,314


                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                          ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                                           EQUITY--          GROWTH--          EQUITY--          GROWTH--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Number of shares......................          866               765             3,079             1,578
Identified cost.......................     $  9,229          $  8,307          $ 42,606          $ 17,233

  Investment activity for the year ended December 31, 2006 was as follows:


                                                                              MAINSTAY VP
                                          MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                                          BALANCED--          BOND--        APPRECIATION--         CASH
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                        ---------------------------------------------------------------------
Purchases.............................     $  4,090          $  3,156          $  4,697          $ 23,024
Proceeds from sales...................        1,046             3,386            19,146            23,602


                                          MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                          ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                                           EQUITY--          GROWTH--          EQUITY--          GROWTH--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Purchases.............................     $  2,508          $  2,092          $ 13,430          $  2,869
Proceeds from sales...................        2,366               920             3,609             2,116

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                                           MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP                       MAINSTAY VP                       MAINSTAY VP       HIGH YIELD
        COMMON        CONSERVATIVE     MAINSTAY VP        FLOATING       MAINSTAY VP         GROWTH         CORPORATE
       STOCK--        ALLOCATION--    CONVERTIBLE--        RATE--        GOVERNMENT--     ALLOCATION--        BOND--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
          4,720              137            2,908            3,104            1,702              650            9,870
       $102,288         $  1,407         $ 30,632         $ 30,722         $ 18,614         $  6,738         $ 91,494


                                                                         MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP        MODERATE       MAINSTAY VP      MAINSTAY VP
       MID CAP          MID CAP          MID CAP          MODERATE          GROWTH          S&P 500         SMALL CAP
        CORE--          GROWTH--         VALUE--        ALLOCATION--     ALLOCATION--       INDEX--          GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
          2,039            2,727            2,931              488              933            9,658            1,825
       $ 26,970         $ 31,739         $ 33,806         $  5,034         $  9,724         $215,419         $ 18,911


                                                                                                           MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP                       MAINSTAY VP                       MAINSTAY VP       HIGH YIELD
        COMMON        CONSERVATIVE     MAINSTAY VP        FLOATING       MAINSTAY VP         GROWTH         CORPORATE
       STOCK--        ALLOCATION--    CONVERTIBLE--        RATE--        GOVERNMENT--     ALLOCATION--        BOND--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
       $  6,974         $  1,489         $  3,276         $  9,381         $  2,439         $  6,893         $ 10,339
          8,018               85            3,171            3,569            4,701              163            7,153


                                                                         MAINSTAY VP
     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP        MODERATE       MAINSTAY VP      MAINSTAY VP
       MID CAP          MID CAP          MID CAP          MODERATE          GROWTH          S&P 500         SMALL CAP
        CORE--          GROWTH--         VALUE--        ALLOCATION--     ALLOCATION--       INDEX--          GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
       $  7,349         $  9,209         $  6,267         $  5,218         $  9,858         $ 16,001         $  3,821
          1,694            3,643            3,976              189              139           21,126            3,265

--------------------------------------------------------------------------------

                                                                                 ALGER             ALGER
                                          MAINSTAY VP                          AMERICAN           AMERICAN
                                             TOTAL          MAINSTAY VP        LEVERAGED           SMALL
                                           RETURN--           VALUE--          ALL CAP--      CAPITALIZATION--
                                         INITIAL CLASS     INITIAL CLASS    CLASS O SHARES     CLASS O SHARES
                                        ----------------------------------------------------------------------
Number of shares......................        3,394             4,059                 4              1,706
Identified cost.......................     $ 60,072          $ 62,491          $    151           $ 30,574


                                          FIDELITY(R)                                           FIDELITY(R)
                                              VIP           FIDELITY(R)       FIDELITY(R)           VIP
                                            EQUITY-             VIP               VIP           INVESTMENT
                                           INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Number of shares......................        2,728                31                11                32
Identified cost.......................     $ 63,810          $  1,086          $  1,672          $    409

                                                                                 ALGER             ALGER
                                          MAINSTAY VP                          AMERICAN           AMERICAN
                                             TOTAL          MAINSTAY VP        LEVERAGED           SMALL
                                           RETURN--           VALUE--          ALL CAP--      CAPITALIZATION--
                                         INITIAL CLASS     INITIAL CLASS    CLASS O SHARES     CLASS O SHARES
                                        ----------------------------------------------------------------------
Purchases.............................     $  3,593          $  6,155          $     87           $  6,780
Proceeds from sales...................        5,142             6,635                 6              5,238


                                          FIDELITY(R)                                           FIDELITY(R)
                                              VIP           FIDELITY(R)       FIDELITY(R)           VIP
                                            EQUITY-             VIP               VIP           INVESTMENT
                                           INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                                         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                        ---------------------------------------------------------------------
Purchases.............................     $ 18,865          $    763          $  1,450          $    218
Proceeds from sales...................        4,261                10             1,406                 7

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

       AMERICAN
      CENTURY VP        AMERICAN          AMERICAN         CALVERT         DREYFUS IP      DREYFUS VIF       FIDELITY(R)
      INFLATION        CENTURY VP        CENTURY VP         SOCIAL         TECHNOLOGY       DEVELOPING           VIP
     PROTECTION--    INTERNATIONAL--      VALUE--          BALANCED         GROWTH--        LEADERS--      CONTRAFUND(R)--
       CLASS II         CLASS II          CLASS II        PORTFOLIO      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
              3              167               166            2,444              987               21            5,833
       $     32         $  1,515          $  1,353         $  4,400         $  8,338         $    874         $143,141

                                                        JANUS ASPEN      JANUS ASPEN
                                       JANUS ASPEN         SERIES           SERIES           MFS(R)           MFS(R)
     FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP         WORLDWIDE        INVESTORS           NEW
         VIP              VIP           BALANCED--        GROWTH--         GROWTH--          TRUST          DISCOVERY
      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL       SERIES--         SERIES--
    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES           SHARES       INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
             93               92            4,322                8            3,583                3                6
       $  3,089         $  1,703         $101,324         $    223         $111,456         $     55         $     81

       AMERICAN
      CENTURY VP        AMERICAN          AMERICAN         CALVERT         DREYFUS IP      DREYFUS VIF       FIDELITY(R)
      INFLATION        CENTURY VP        CENTURY VP         SOCIAL         TECHNOLOGY       DEVELOPING           VIP
     PROTECTION--    INTERNATIONAL--      VALUE--          BALANCED         GROWTH--        LEADERS--      CONTRAFUND(R)--
       CLASS II         CLASS II          CLASS II        PORTFOLIO      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------
       $     27         $  1,426          $  1,926         $    777         $  1,974         $    579         $ 33,242
              1               22               925              483            1,212               19           10,462

                                                        JANUS ASPEN      JANUS ASPEN
                                       JANUS ASPEN         SERIES           SERIES           MFS(R)           MFS(R)
     FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP         WORLDWIDE        INVESTORS           NEW
         VIP              VIP           BALANCED--        GROWTH--         GROWTH--          TRUST          DISCOVERY
      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL       SERIES--         SERIES--
    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES           SHARES       INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
       $  1,719         $    611         $  7,365         $    134         $  5,970         $      3         $     25
          1,356               30            8,312               18            8,385                2                2

--------------------------------------------------------------------------------

                                                                               NEUBERGER           PIMCO
                                            MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                                           RESEARCH          UTILITIES          MID-CAP           BOND--
                                           SERIES--          SERIES--          GROWTH--       ADMINISTRATIVE
                                         INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                                        ---------------------------------------------------------------------
Number of shares......................           --                 8                 4                 3
Identified cost.......................     $     --          $    202          $     62          $     31


                                                            VAN KAMPEN        VAN KAMPEN
                                                           UIF EMERGING      UIF EMERGING       VAN KAMPEN
                                            VAN ECK           MARKETS           MARKETS          UIF U.S.
                                           WORLDWIDE          DEBT--           EQUITY--        REAL ESTATE--
                                          HARD ASSETS         CLASS I           CLASS I           CLASS I
                                        ---------------------------------------------------------------------
Number of shares......................          418                10             2,948                12
Identified cost.......................     $ 12,597          $     89          $ 32,657          $    334

                                                                               NEUBERGER           PIMCO
                                            MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                                           RESEARCH          UTILITIES          MID-CAP           BOND--
                                           SERIES--          SERIES--          GROWTH--       ADMINISTRATIVE
                                         INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                                        ---------------------------------------------------------------------
Purchases.............................     $     --          $    158          $     20          $     31
Proceeds from sales...................           --                 7                18                --

                                                            VAN KAMPEN        VAN KAMPEN
                                                           UIF EMERGING      UIF EMERGING       VAN KAMPEN
                                            VAN ECK           MARKETS           MARKETS          UIF U.S.
                                           WORLDWIDE          DEBT--           EQUITY--        REAL ESTATE--
                                          HARD ASSETS         CLASS I           CLASS I           CLASS I
                                        ---------------------------------------------------------------------
Purchases.............................     $ 13,313          $     72          $ 13,929          $    303
Proceeds from sales...................        2,037                12             6,198                18

Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                  T. ROWE           T. ROWE
         PIMCO             PIMCO             ROYCE              ROYCE              PRICE             PRICE            VAN ECK
     REAL RETURN--    TOTAL RETURN--       MICRO-CAP          SMALL-CAP           EQUITY         LIMITED-TERM        WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      PORTFOLIO--        PORTFOLIO--          INCOME             BOND            ABSOLUTE
     CLASS SHARES      CLASS SHARES     INVESTMENT CLASS   INVESTMENT CLASS      PORTFOLIO         PORTFOLIO          RETURN
    -----------------------------------------------------------------------------------------------------------------------------
             --                 1                325                237             2,559                43                16
       $      5          $     14           $  4,574           $  2,459          $ 53,438          $    219          $    167




                                                                                  T. ROWE           T. ROWE
         PIMCO             PIMCO             ROYCE              ROYCE              PRICE             PRICE            VAN ECK
     REAL RETURN--    TOTAL RETURN--       MICRO-CAP          SMALL-CAP           EQUITY         LIMITED-TERM        WORLDWIDE
    ADMINISTRATIVE    ADMINISTRATIVE      PORTFOLIO--        PORTFOLIO--          INCOME             BOND            ABSOLUTE
     CLASS SHARES      CLASS SHARES     INVESTMENT CLASS   INVESTMENT CLASS      PORTFOLIO         PORTFOLIO          RETURN
    -----------------------------------------------------------------------------------------------------------------------------
       $      4          $     12           $  5,900           $  2,450          $ 11,598          $     63          $    168
              1                 3              1,642                347             3,704                 4                 1

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

      processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL:

                                                                MONTHLY               MONTHLY
                                                            CONTRACT CHARGE       CONTRACT CHARGE
           POLICY                                            POLICY YEAR 1    SUBSEQUENT POLICY YEARS
           ------                                           ---------------   -----------------------
           VUL............................................       $N/A                   $ 7
           SVUL...........................................         60                    10
           VUL 2000.......................................         30                    10
           VUL Provider...................................         30                    10
           Pinnacle VUL*..................................        100                    25
           Pinnacle SVUL*.................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:


                                                                                MAINSTAY VP
                                           MAINSTAY VP        MAINSTAY VP         CAPITAL
                                            BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
                                         ----------------   ---------------   ---------------
                                          2006    2005(a)    2006     2005     2006     2005
                                         ----------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      91      727        76       95    1,127    1,392
Units redeemed.........................     (24)      (9)     (123)    (131)  (1,725)  (2,143)
                                         ------   ------    ------   ------   ------   ------
  Net increase (decrease)..............      67      718       (47)     (36)    (598)    (751)
                                         ======   ======    ======   ======   ======   ======
GROUP 2 POLICIES
Units issued...........................      52      107        95      121    1,191    1,520
Units redeemed.........................     (16)      (4)     (118)     (97)  (1,428)  (1,537)
                                         ------   ------    ------   ------   ------   ------
  Net increase (decrease)..............      36      103       (23)      24     (237)     (17)
                                         ======   ======    ======   ======   ======   ======
GROUP 3 POLICIES
Units issued...........................      --       --        17        4        2        4
Units redeemed.........................      --       --        (2)     (17)      (9)      (2)
                                         ------   ------    ------   ------   ------   ------
  Net increase (decrease)..............      --       --        15      (13)      (7)       2
                                         ======   ======    ======   ======   ======   ======
GROUP 4 POLICIES
Units issued...........................     172      102       114      135      180      205
Units redeemed.........................     (26)      (5)      (63)     (48)    (101)    (104)
                                         ------   ------    ------   ------   ------   ------
  Net increase (decrease)..............     146       97        51       87       79      101
                                         ======   ======    ======   ======   ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                         MAINSTAY VP
                        MAINSTAY VP     CONSERVATIVE      MAINSTAY VP     MAINSTAY VP
      MAINSTAY VP     COMMON STOCK--    ALLOCATION--     CONVERTIBLE--    FLOATING RATE--
    CASH MANAGEMENT    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------   ---------------   -------------   ---------------   ------
     2006     2005     2006     2005       2006(d)       2006     2005     2006
    ----------------------------------------------------------------------------
     1,541    3,772      250      317          93           55       69      124
    (2,678)  (5,173)    (381)    (466)         (1)         (91)    (118)     (14)
    ------   ------   ------   ------      ------       ------   ------   ------
    (1,137)  (1,401)    (131)    (149)         92          (36)     (49)     110
    ======   ======   ======   ======      ======       ======   ======   ======
     1,862    2,435      418      549          23          173      220      107
    (2,459)  (3,180)    (479)    (577)         --         (210)    (212)     (27)
    ------   ------   ------   ------      ------       ------   ------   ------
      (597)    (745)     (61)     (28)         23          (37)       8       80
    ======   ======   ======   ======      ======       ======   ======   ======
     3,708    2,298       17        9          --            4        3       59
    (2,610)  (1,465)      (2)      (2)         --           (3)      (2)      --
    ------   ------   ------   ------      ------       ------   ------   ------
     1,098      833       15        7          --            1        1       59
    ======   ======   ======   ======      ======       ======   ======   ======
     3,823    6,510      129      135          24          129      149      184
    (4,596)  (4,657)     (53)     (65)         (1)         (81)     (59)     (20)
    ------   ------   ------   ------      ------       ------   ------   ------
      (773)   1,853       76       70          23           48       90      164
    ======   ======   ======   ======      ======       ======   ======   ======


   MAINSTAY VP
   FLOATING RATE--
   INITIAL CLASS
     -------
     2005(a)
     -------
      2,371
         (1)
     ------
      2,370
     ======
         58
         (1)
     ------
         57
     ======
         --
         --
     ------
         --
     ======
         35
         (2)
     ------
         33
     ======

--------------------------------------------------------------------------------


                                                            MAINSTAY VP       MAINSTAY VP
                                           MAINSTAY VP        GROWTH          HIGH YIELD
                                          GOVERNMENT--     ALLOCATION--    CORPORATE BOND--
                                          INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
                                         ---------------   -------------   -----------------
                                          2006     2005       2006(d)       2006      2005
                                         ---------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      55       64         256          197       223
Units redeemed.........................    (202)    (119)         (7)        (274)     (369)
                                         ------   ------      ------       ------    ------
  Net increase (decrease)..............    (147)     (55)        249          (77)     (146)
                                         ======   ======      ======       ======    ======
GROUP 2 POLICIES
Units issued...........................      66       84         191          194       259
Units redeemed.........................     (88)     (76)         (8)        (219)     (224)
                                         ------   ------      ------       ------    ------
  Net increase (decrease)..............     (22)       8         183          (25)       35
                                         ======   ======      ======       ======    ======
GROUP 3 POLICIES
Units issued...........................      17        3          --           33         5
Units redeemed.........................      (2)      (1)         --           (5)       (5)
                                         ------   ------      ------       ------    ------
  Net increase (decrease)..............      15        2          --           28        --
                                         ======   ======      ======       ======    ======
GROUP 4 POLICIES
Units issued...........................      82       90         244          385       445
Units redeemed.........................     (40)     (48)        (18)        (164)     (122)
                                         ------   ------      ------       ------    ------
  Net increase (decrease)..............      42       42         226          221       323
                                         ======   ======      ======       ======    ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                  MAINSTAY VP       MAINSTAY VP
         MAINSTAY VP           MAINSTAY VP       INTERNATIONAL       LARGE CAP
    ICAP SELECT EQUITY--    INCOME & GROWTH--      EQUITY--          GROWTH--
        INITIAL CLASS         INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
    ---------------------   -----------------   ---------------   ---------------
      2006        2005       2006      2005      2006     2005     2006     2005
    -----------------------------------------------------------------------------
         50          37         75        38       244      341       82       75
        (29)        (13)       (11)      (33)     (167)    (104)     (47)    (138)
     ------      ------     ------    ------    ------   ------   ------   ------
         21          24         64         5        77      237       35      (63)
     ======      ======     ======    ======    ======   ======   ======   ======

         60          86         59        74       263      347      226      284
       (108)        (63)       (71)      (58)      (82)     (57)    (258)    (311)
     ------      ------     ------    ------    ------   ------   ------   ------
        (48)         23        (12)       16       181      290      (32)     (27)
     ======      ======     ======    ======    ======   ======   ======   ======

         --           1         --        --        --       --        3        3
         --          --         --        (1)       --       --       (6)      --
     ------      ------     ------    ------    ------   ------   ------   ------
         --           1         --        (1)       --       --       (3)       3
     ======      ======     ======    ======    ======   ======   ======   ======

         51          59         50        59       366      251      111       74
        (21)        (19)       (20)      (13)      (68)     (53)     (30)     (38)
     ------      ------     ------    ------    ------   ------   ------   ------
         30          40         30        46       298      198       81       36
     ======      ======     ======    ======    ======   ======   ======   ======

--------------------------------------------------------------------------------

                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                             MID CAP           MID CAP           MID CAP
                                             CORE--           GROWTH--           VALUE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         ---------------   ---------------   ---------------
                                          2006     2005     2006     2005     2006     2005
                                         ---------------------------------------------------
GROUP 1 POLICIES
Units issued...........................     187      321      156      390      113      427
Units redeemed.........................     (74)    (599)    (116)    (585)    (126)    (611)
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............     113     (278)      40     (195)     (13)    (184)
                                         ======   ======   ======   ======   ======   ======
GROUP 2 POLICIES
Units issued...........................     110      225      169      297      142      284
Units redeemed.........................     (52)     (41)    (105)     (86)    (148)    (105)
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............      58      184       64      211       (6)     179
                                         ======   ======   ======   ======   ======   ======
GROUP 3 POLICIES
Units issued...........................      --       --       --       --       --       --
Units redeemed.........................      --       --       --       --       --       --
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............      --       --       --       --       --       --
                                         ======   ======   ======   ======   ======   ======
GROUP 4 POLICIES
Units issued...........................     221      225      350      356      299      340
Units redeemed.........................     (63)     (45)    (137)     (78)    (144)     (75)
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............     158      180      213      278      155      265
                                         ======   ======   ======   ======   ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                         MAINSTAY VP
      MAINSTAY VP          MODERATE            MAINSTAY VP             MAINSTAY VP
        MODERATE            GROWTH               S&P 500                SMALL CAP
      ALLOCATION--       ALLOCATION--            INDEX--                GROWTH--
     INITIAL CLASS      INITIAL CLASS         INITIAL CLASS           INITIAL CLASS
    ----------------   ----------------   ---------------------   ---------------------
        2006(d)            2006(d)          2006        2005        2006        2005
    -----------------------------------------------------------------------------------------------------------------------------
            177                427            539         682          65         111
             (5)               (10)          (825)       (889)        (60)       (549)
         ------             ------         ------      ------      ------      ------
            172                417           (286)       (207)          5        (438)
         ======             ======         ======      ======      ======      ======
            183                268          1,047       1,348         118         167
             (4)                (7)        (1,207)     (1,078)       (184)        (84)
         ------             ------         ------      ------      ------      ------
            179                261           (160)        270         (66)         83
         ======             ======         ======      ======      ======      ======
             --                 --            201          16          --          --
             --                 --             (7)        (37)         --          --
         ------             ------         ------      ------      ------      ------
             --                 --            194         (21)         --          --
         ======             ======         ======      ======      ======      ======
            148                284            736         838         220         249
             (6)               (18)          (475)       (230)       (122)        (64)
         ------             ------         ------      ------      ------      ------
            142                266            261         608          98         185
         ======             ======         ======      ======      ======      ======


          MAINSTAY VP             MAINSTAY VP
        TOTAL RETURN--              VALUE--
         INITIAL CLASS           INITIAL CLASS
     ---------------------   ---------------------
       2006        2005        2006        2005
   -----------------------------------------------------------------------------------------------------------------------------
         241         283         210         261
        (359)       (431)       (289)       (360)
      ------      ------      ------      ------
        (118)       (148)        (79)        (99)
      ======      ======      ======      ======
         208         259         198         253
        (232)       (237)       (214)       (230)
      ------      ------      ------      ------
         (24)         22         (16)         23
      ======      ======      ======      ======
           5           1          15          10
          --          (1)        (68)         (8)
      ------      ------      ------      ------
           5          --         (53)          2
      ======      ======      ======      ======
          80          90         163         172
         (41)        (37)        (67)        (68)
      ------      ------      ------      ------
          39          53          96         104
      ======      ======      ======      ======

--------------------------------------------------------------------------------

                                                                 ALGER            AMERICAN
                                         ALGER AMERICAN        AMERICAN          CENTURY VP
                                            LEVERAGED            SMALL            INFLATION
                                            ALL CAP--      CAPITALIZATION--     PROTECTION--
                                         CLASS O SHARES     CLASS O SHARES        CLASS II
                                         ---------------   -----------------   ---------------
                                          2006     2005     2006      2005      2006     2005
                                         -----------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      --       --      177       225        --       --
Units redeemed.........................      --       --     (184)     (229)       --       --
                                         ------   ------   ------    ------    ------   ------
  Net increase (decrease)..............      --       --       (7)       (4)       --       --
                                         ======   ======   ======    ======    ======   ======
GROUP 2 POLICIES
Units issued...........................      --       --      252       291        --       --
Units redeemed.........................      --       --     (230)     (224)       --       --
                                         ------   ------   ------    ------    ------   ------
  Net increase (decrease)..............      --       --       22        67        --       --
                                         ======   ======   ======    ======    ======   ======
GROUP 3 POLICIES
Units issued...........................       5       26       21        25         2        1
Units redeemed.........................      --      (26)     (44)      (26)       --       --
                                         ------   ------   ------    ------    ------   ------
  Net increase (decrease)..............       5       --      (23)       (1)        2        1
                                         ======   ======   ======    ======    ======   ======
GROUP 4 POLICIES
Units issued...........................      --       --      138        98        --       --
Units redeemed.........................      --       --      (35)      (34)       --       --
                                         ------   ------   ------    ------    ------   ------
  Net increase (decrease)..............      --       --      103        64        --       --
                                         ======   ======   ======    ======    ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


       AMERICAN          AMERICAN           CALVERT         DREYFUS IP        DREYFUS VIF
      CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING
    INTERNATIONAL--       VALUE--          BALANCED          GROWTH--          LEADERS--
       CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------
     2006     2005     2006     2005     2006     2005     2006     2005     2006     2005
    ---------------------------------------------------------------------------------------
        --       --       --       --       12       16       56       55       --       --
        --       --       --       --      (12)     (13)     (54)     (95)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --       --        3        2      (40)      --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

        --       --       --       --       26       33       53       67       --       --
        --       --       --       --      (29)     (32)     (46)     (37)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --       (3)       1        7       30       --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

        80       27       64        1       --       --        8       43       35       26
        (1)     (23)      (2)     (49)      --       --       (1)     (44)      (1)     (24)
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        79        4       62      (48)      --       --        7       (1)      34        2
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

        --       --       --       --       25       29       99      110       --       --
        --       --       --       --      (13)      (7)     (48)     (43)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --       12       22       51       67       --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

--------------------------------------------------------------------------------

                                           FIDELITY(R)       FIDELITY(R)
                                               VIP               VIP           FIDELITY(R)
                                         CONTRAFUND(R)--   EQUITY-INCOME--    VIP GROWTH--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         ---------------   ---------------   ---------------
                                          2006     2005     2006     2005     2006     2005
                                         ---------------------------------------------------
GROUP 1 POLICIES
Units issued...........................     368      611      247      216       --       --
Units redeemed.........................    (434)    (438)    (205)    (205)      --       --
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............     (66)     173       42       11       --       --
                                         ======   ======   ======   ======   ======   ======
GROUP 2 POLICIES
Units issued...........................     491      852      227      233       --       --
Units redeemed.........................    (463)    (453)    (178)    (180)      --       --
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............      28      399       49       53       --       --
                                         ======   ======   ======   ======   ======   ======
GROUP 3 POLICIES
Units issued...........................      95       99       63       13       73       50
Units redeemed.........................      (5)      (4)      (2)      (2)      (1)     (49)
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............      90       95       61       11       72        1
                                         ======   ======   ======   ======   ======   ======
GROUP 4 POLICIES
Units issued...........................     586      557      305      279       --       --
Units redeemed.........................    (171)    (120)    (113)     (70)      --       --
                                         ------   ------   ------   ------   ------   ------
  Net increase (decrease)..............     415      437      192      209       --       --
                                         ======   ======   ======   ======   ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      FIDELITY(R)     FIDELITY(R) VIP                       FIDELITY(R)          JANUS ASPEN
          VIP           INVESTMENT        FIDELITY(R)           VIP                SERIES
      INDEX 500--      GRADE BOND--      VIP MID CAP--      OVERSEAS--           BALANCED--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INSTITUTIONAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------------
     2006     2005     2006     2005     2006     2005     2006     2005      2006        2005
    ---------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --       217         266
        --       --       --       --       --       --       --       --      (310)       (391)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       (93)       (125)
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

        --       --       --       --       --       --       --       --       640         804
        --       --       --       --       --       --       --       --      (819)       (832)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --      (179)        (28)
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

        12       50       18       15       20       49       35       49         8           5
        (6)      (2)      (1)      --      (25)      (5)      (2)      (1)       (3)         (3)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
         6       48       17       15       (5)      44       33       48         5           2
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

        --       --       --       --       --       --       --       --       266         310
        --       --       --       --       --       --       --       --      (129)       (125)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       137         185
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

--------------------------------------------------------------------------------

                                              JANUS ASPEN             JANUS ASPEN
                                                SERIES                  SERIES               MFS(R)
                                                MID CAP                WORLDWIDE            INVESTORS
                                               GROWTH--                GROWTH--          TRUST SERIES--
                                         INSTITUTIONAL SHARES    INSTITUTIONAL SHARES     INITIAL CLASS
                                         ---------------------   ---------------------   ---------------
                                           2006        2005        2006        2005       2006     2005
                                         ---------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --          --         373         513         --       --
Units redeemed.........................       --          --        (575)       (789)        --       --
                                          ------      ------      ------      ------     ------   ------
  Net increase (decrease)..............       --          --        (202)       (276)        --       --
                                          ======      ======      ======      ======     ======   ======
GROUP 2 POLICIES
Units issued...........................       --          --         808       1,054         --       --
Units redeemed.........................       --          --        (971)     (1,118)        --       --
                                          ------      ------      ------      ------     ------   ------
  Net increase (decrease)..............       --          --        (163)        (64)        --       --
                                          ======      ======      ======      ======     ======   ======
GROUP 3 POLICIES
Units issued...........................        8          --          39           3         --       --
Units redeemed.........................       --          --          (6)         (2)        --       --
                                          ------      ------      ------      ------     ------   ------
  Net increase (decrease)..............        8          --          33           1         --       --
                                          ======      ======      ======      ======     ======   ======
GROUP 4 POLICIES
Units issued...........................       --          --         152         175         --       --
Units redeemed.........................       --          --         (66)        (79)        --       --
                                          ------      ------      ------      ------     ------   ------
  Net increase (decrease)..............       --          --          86          96         --       --
                                          ======      ======      ======      ======     ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                             NEUBERGER          PIMCO
        MFS(R)            MFS(R)            MFS(R)          BERMAN AMT          GLOBAL            PIMCO
     NEW DISCOVERY       RESEARCH          UTILITIES          MID-CAP           BOND--        REAL RETURN--
       SERIES--          SERIES--          SERIES--          GROWTH--       ADMINISTRATIVE    ADMINISTRATIVE
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES
    ---------------   ---------------   ---------------   ---------------   --------------   ----------------
     2006     2005     2006     2005     2006     2005     2006     2005       2006(e)        2006    2005(b)
    ---------------------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --           --           --       --
        --       --       --       --       --       --       --       --           --           --       --
    ------   ------   ------   ------   ------   ------   ------   ------       ------       ------   ------
        --       --       --       --       --       --       --       --           --           --       --
    ======   ======   ======   ======   ======   ======   ======   ======       ======       ======   ======
        --       --       --       --       --       --       --       --           --           --       --
        --       --       --       --       --       --       --       --           --           --       --
    ------   ------   ------   ------   ------   ------   ------   ------       ------       ------   ------
        --       --       --       --       --       --       --       --           --           --       --
    ======   ======   ======   ======   ======   ======   ======   ======       ======       ======   ======
         2       --       --       --        6        2        1       --           --           --       --
        --       --       --       --       --       --       (1)      (2)          --           --       --
    ------   ------   ------   ------   ------   ------   ------   ------       ------       ------   ------
         2       --       --       --        6        2       --       (2)          --           --       --
    ======   ======   ======   ======   ======   ======   ======   ======       ======       ======   ======
        --       --       --       --       --       --       --       --           --           --       --
        --       --       --       --       --       --       --       --           --           --       --
    ------   ------   ------   ------   ------   ------   ------   ------       ------       ------   ------
        --       --       --       --       --       --       --       --           --           --       --
    ======   ======   ======   ======   ======   ======   ======   ======       ======       ======   ======

--------------------------------------------------------------------------------

                                   PIMCO
                               TOTAL RETURN--    ROYCE MICRO-CAP    ROYCE SMALL-CAP     T. ROWE PRICE
                               ADMINISTRATIVE      PORTFOLIO--        PORTFOLIO--       EQUITY INCOME
                                CLASS SHARES     INVESTMENT CLASS   INVESTMENT CLASS      PORTFOLIO
                              ----------------   ----------------   ----------------   ---------------
                               2006    2005(b)    2006    2005(c)    2006    2005(c)    2006     2005
                              ------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued................      --       --       107       10        49       12       176      444
Units redeemed..............      --       --        (8)      --        (4)      --      (118)    (109)
                              ------   ------    ------   ------    ------   ------    ------   ------
  Net increase (decrease)...      --       --        99       10        45       12        58      335
                              ======   ======    ======   ======    ======   ======    ======   ======
GROUP 2 POLICIES
Units issued................      --       --       125        9        82        7       238      420
Units redeemed..............      --       --        (6)      --        (4)      --      (204)    (188)
                              ------   ------    ------   ------    ------   ------    ------   ------
  Net increase (decrease)...      --       --       119        9        78        7        34      232
                              ======   ======    ======   ======    ======   ======    ======   ======
GROUP 3 POLICIES
Units issued................       1       --         3       --        --       --        24       16
Units redeemed..............      --       --        --       --        --       --       (10)      (6)
                              ------   ------    ------   ------    ------   ------    ------   ------
  Net increase (decrease)...       1       --         3       --        --       --        14       10
                              ======   ======    ======   ======    ======   ======    ======   ======
GROUP 4 POLICIES
Units issued................      --       --       142       11        68       15       404      421
Units redeemed..............      --       --       (11)      --        (7)      --      (125)     (91)
                              ------   ------    ------   ------    ------   ------    ------   ------
  Net increase (decrease)...      --       --       131       11        61       15       279      330
                              ======   ======    ======   ======    ======   ======    ======   ======

Not all investment divisions are available under all policies.

(a) For the period May 1, 2005 (Commencement of Operations) through December 31, 2005.

(b) For the period May 16, 2005 (Commencement of Operations) through December 31, 2005.

(c) For the period November 11, 2005 (Commencement of Operations) through December 31, 2005.

(d) For the period February 13, 2006 (Commencement of Operations) through December 31, 2006.

(e) For the period March 23, 2006 (Commencement of Operations) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                            VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
     T. ROWE PRICE        VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
     LIMITED-TERM        WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
         BOND            ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
       PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
    ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
     2006     2005     2006     2005     2006     2005     2006     2005     2006     2005     2006     2005
    ---------------------------------------------------------------------------------------------------------
        --       --       --       --      328       39       --       --      179      253       --       --
        --       --       --       --      (27)      --       --       --     (142)    (154)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --      301       39       --       --       37       99       --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

        --       --       --       --      269       14       --       --      211      184       --       --
        --       --       --       --      (18)      --       --       --     (103)     (89)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --      251       14       --       --      108       95       --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

         5       --       17       --       20       24        4       --       30        1       12        1
        --       (1)      --       --       (1)      (1)      --       --       (1)      (1)      (1)      --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
         5       (1)      17       --       19       23        4       --       29       --       11        1
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

        --       --       --       --      305       12       --       --      164      174       --       --
        --       --       --       --      (25)      --       --       --      (44)     (28)      --       --
    ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        --       --       --       --      280       12       --       --      120      146       --       --
    ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2006, 2005, 2004, 2003 and 2002:


                                                      MAINSTAY VP
                                                      BALANCED--                            MAINSTAY VP
                                                     INITIAL CLASS                      BOND--INITIAL CLASS
                                                  -------------------   ----------------------------------------------------
                                                    2006       2005       2006       2005       2004       2003       2002
                                                  --------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $  9,094   $  7,562   $ 12,712   $ 13,134   $ 13,637   $ 14,432   $ 13,958
Units Outstanding...............................       785        718        639        686        722        790        793
Variable Accumulation Unit Value................  $  11.58   $  10.53   $  19.89   $  19.15   $  18.88   $  18.26   $  17.59
Total Return....................................      9.9%       5.3%       3.8%       1.5%       3.4%       3.8%       8.7%
Investment Income Ratio.........................      2.1%       1.4%       1.2%       3.2%       3.4%       4.1%       4.6%

GROUP 2 POLICIES(b)
Net Assets......................................  $  1,618   $  1,092   $ 10,257   $ 10,207   $  9,680   $  8,491   $  6,999
Units Outstanding...............................       139        103        695        718        694        630        540
Variable Accumulation Unit Value................  $  11.62   $  10.55   $  14.76   $  14.19   $  13.96   $  13.48   $  12.96
Total Return....................................     10.1%       5.5%       4.0%       1.7%       3.6%       4.0%       9.0%
Investment Income Ratio.........................      2.1%       2.4%       1.2%       3.3%       3.8%       4.3%       5.7%


GROUP 3 POLICIES
Net Assets......................................  $     --   $     --   $    589   $    379   $    528   $    292   $     55
Units Outstanding...............................        --         --         46         31         44         25          5
Variable Accumulation Unit Value................  $     --   $     --   $  12.77   $  12.21   $  11.95   $  11.48   $  10.99
Total Return....................................        --         --       4.6%       2.2%       4.1%       4.5%       9.5%
Investment Income Ratio.........................        --         --       1.7%       3.1%       4.4%       5.2%       6.3%


GROUP 4 POLICIES
Net Assets......................................  $  2,846   $  1,040   $  4,651   $  3,851   $  2,747   $  1,614   $    552
Units Outstanding...............................       243         97        374        323        236        144         52
Variable Accumulation Unit Value................  $  11.72   $  10.58   $  12.45   $  11.91   $  11.66   $  11.20   $  10.72
Total Return....................................     10.7%       5.8%       4.5%       2.2%       4.1%       4.5%       7.2%
Investment Income Ratio.........................      2.6%       2.4%       1.3%       3.6%       4.4%       5.4%      16.2%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP
            CAPITAL APPRECIATION--INITIAL CLASS
    ----------------------------------------------------
      2006       2005       2004       2003       2002
    ----------------------------------------------------
    $164,993   $171,702   $174,254   $171,100   $131,204
       7,540      8,138      8,889      9,027      8,730
    $  21.89   $  21.11   $  19.60   $  18.95   $  15.03
        3.7%       7.7%       3.4%      26.1%     (31.4%)
        0.4%         --       0.3%       0.2%       0.1%

    $ 57,500   $ 57,246   $ 53,193   $ 46,871   $ 30,458
       6,922      7,159      7,176      6,553      5,381
    $   8.31   $   8.00   $   7.41   $   7.15   $   5.66
        3.9%       7.9%       3.6%      26.4%     (31.2%)
        0.4%         --       0.3%       0.2%       0.1%

    $    226   $    287   $    249   $    171   $     89
          21         28         26         19         13
    $  10.67   $  10.21   $   9.42   $   9.05   $   7.12
        4.4%       8.4%       4.2%      27.0%     (30.9%)
        0.4%         --       0.3%       0.3%       0.1%

    $  6,488   $  5,305   $  3,823   $  1,868   $    443
         542        463        362        184         55
    $  11.97   $  11.46   $  10.57   $  10.15   $   7.99
        4.4%       8.4%       4.2%      27.0%     (20.1%)
        0.4%         --       0.3%       0.3%       0.3%


                         MAINSTAY VP
                       CASH MANAGEMENT
     ----------------------------------------------------
       2006       2005       2004       2003       2002
     ----------------------------------------------------
     $ 12,191   $ 13,394   $ 15,071   $ 16,841   $ 25,473
        8,188      9,325     10,726     12,004     18,149
     $   1.49   $   1.44   $   1.41   $   1.40   $   1.40
         3.9%       2.2%       0.1%         --       0.6%
         4.5%       2.8%       0.8%       0.7%       1.4%
     $ 10,665   $ 10,937   $ 11,507   $ 13,640   $ 13,871
        8,981      9,578     10,323     12,279     12,508
     $   1.19   $   1.14   $   1.11   $   1.11   $   1.11
         4.1%       2.4%       0.3%       0.2%       0.8%
         4.5%       2.9%       0.8%       0.7%       1.3%
     $  4,592   $  3,214   $  2,255   $  1,680   $  3,050
        4,097      2,999      2,166      1,627      2,974
     $   1.12   $   1.07   $   1.04   $   1.03   $   1.03
         4.6%       3.0%       0.8%       0.7%       2.0%
         4.4%       2.9%       0.8%       0.7%       1.2%
     $  5,943   $  6,478   $  4,412   $  2,431   $  1,472
        5,397      6,170      4,317      2,399      1,462
     $   1.10   $   1.05   $   1.02   $   1.01   $   1.01
         4.6%       3.0%       0.8%       0.7%       1.0%
         4.5%       3.0%       0.9%       0.6%       1.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                                                             MAINSTAY VP
                                                                                                            CONSERVATIVE
                                                                         MAINSTAY VP                        ALLOCATION--
                                                                 COMMON STOCK--INITIAL CLASS                INITIAL CLASS
                                                     ----------------------------------------------------   -------------
                                                       2006       2005       2004       2003       2002         2006
                                                     --------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 71,216   $ 65,300   $ 65,117   $ 60,036   $ 46,902     $    990
Units Outstanding..................................     2,133      2,264      2,413      2,450      2,402           92
Variable Accumulation Unit Value...................  $  33.38   $  28.86   $  26.99   $  24.50   $  19.53     $  10.75
Total Return.......................................     15.7%       6.9%      10.1%      25.5%     (24.8%)        7.5%
Investment Income Ratio............................      0.6%       1.0%       1.4%       1.1%       0.9%         1.9%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 37,206   $ 32,781   $ 30,884   $ 25,743   $ 17,351     $    243
Units Outstanding..................................     2,949      3,010      3,038      2,794      2,368           23
Variable Accumulation Unit Value...................  $  12.62   $  10.89   $  10.16   $   9.21   $   7.33     $  10.65
Total Return.......................................     15.9%       7.1%      10.3%      25.7%     (24.6%)        6.5%
Investment Income Ratio............................      0.6%       1.0%       1.5%       1.2%       1.1%         2.9%

GROUP 3 POLICIES
Net Assets.........................................  $    712   $    437   $    342   $    181   $    135     $     --
Units Outstanding..................................        55         40         33         20         18           --
Variable Accumulation Unit Value...................  $  12.85   $  11.03   $  10.25   $   9.24   $   7.31     $     --
Total Return.......................................     16.5%       7.7%      10.9%      26.4%     (24.2%)          --
Investment Income Ratio............................      0.7%       1.1%       1.8%       1.5%       0.9%

                                                  --

GROUP 4 POLICIES
Net Assets.........................................  $  6,331   $  4,474   $  3,337   $  1,665   $    429     $    245
Units Outstanding..................................       431        355        285        158         51           23
Variable Accumulation Unit Value...................  $  14.70   $  12.62   $  11.72   $  10.57   $   8.36     $  10.71
Total Return.......................................     16.5%       7.7%      10.9%      26.4%     (16.4%)        7.1%
Investment Income Ratio............................      0.6%       1.1%       1.8%       1.5%       3.2%         2.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                         MAINSTAY VP
                  CONVERTIBLE--INITIAL CLASS
     ----------------------------------------------------
       2006       2005       2004       2003       2002
     ----------------------------------------------------
     $ 11,002   $ 10,737   $ 11,056   $  9,403   $  7,003
          512        548        597        535        484
     $  21.50   $  19.60   $  18.52   $  17.58   $  14.48
         9.6%       5.9%       5.4%      21.4%      (8.5%)
         2.3%       1.5%       2.1%       2.5%       2.9%

     $ 19,175   $ 17,963   $ 16,830   $ 14,680   $  9,942
        1,264      1,301      1,293      1,191        981
     $  15.17   $  13.81   $  13.02   $  12.33   $  10.14
         9.9%       6.1%       5.6%      21.6%      (8.3%)
         2.4%       1.6%       2.1%       2.5%       3.3%

     $    331   $    287   $    259   $    209   $     94
           23         22         21         18         10
     $  14.45   $  13.09   $  12.27   $  11.57   $   9.46
        10.4%       6.6%       6.1%      22.2%      (8.1%)
         2.6%       1.7%       2.2%       2.8%       3.6%

     $  6,526   $  5,298   $  3,837   $  1,791   $    336
          448        400        310        153         35
     $  14.58   $  13.21   $  12.39   $  11.67   $   9.55
        10.4%       6.6%       6.1%      22.2%      (4.5%)
         2.6%       1.8%       2.5%       3.5%      10.0%


         MAINSTAY VP
       FLOATING RATE--                         MAINSTAY VP
        INITIAL CLASS                   GOVERNMENT--INITIAL CLASS
     -------------------   ----------------------------------------------------
       2006       2005       2006       2005       2004       2003       2002
     --------------------------------------------------------------------------
     $ 26,514   $ 24,081   $  8,512   $ 10,877   $ 11,676   $ 12,095   $ 13,456
        2,480      2,370        460        607        662        704        792
     $  10.69   $  10.16   $  18.52   $  17.92   $  17.63   $  17.18   $  16.98
         5.2%       1.6%       3.3%       1.7%       2.6%       1.2%       9.1%
         6.3%       4.7%       0.8%       3.1%       4.1%       4.3%       3.8%
     $  1,472   $    594   $  5,969   $  6,082   $  5,839   $  5,949   $  5,589
          137         57        417        439        431        451        429
     $  10.73   $  10.18   $  14.31   $  13.82   $  13.56   $  13.19   $  13.01
         5.5%       1.8%       3.5%       1.9%       2.8%       1.4%       9.3%
         6.4%       5.1%       1.0%       3.3%       4.2%       4.3%       4.3%
     $    611   $     --   $    377   $    185   $    165   $    120   $     90
           59         --         31         16         14         11          8
     $  10.34   $     --   $  12.20   $  11.72   $  11.45   $  11.08   $  10.88
         3.4%         --       4.1%       2.4%       3.3%       1.9%       8.8%
         5.9%         --       1.7%       3.3%       4.6%       4.5%       4.4%
     $  2,131   $    340   $  3,574   $  2,952   $  2,413   $  1,656   $    631
          197         33        299        257        215        152         59
     $  10.82   $  10.21   $  11.97   $  11.50   $  11.24   $  10.87   $  10.67
         6.0%       2.1%       4.0%       2.4%       3.3%       1.9%       6.7%
         6.1%       4.5%       1.1%       3.4%       4.8%       5.9%      10.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                        MAINSTAY VP
                                          GROWTH                           MAINSTAY VP
                                       ALLOCATION--                         HIGH YIELD
                                       INITIAL CLASS              CORPORATE BOND--INITIAL CLASS
                                       -------------   ----------------------------------------------------
                                           2006          2006       2005       2004       2003       2002
                                       --------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................    $  2,781      $ 55,006   $ 51,635   $ 53,870   $ 47,585   $ 30,983
Units Outstanding....................         249         1,980      2,057      2,203      2,179      1,921
Variable Accumulation Unit Value.....    $  11.17      $  27.81   $  24.99   $  24.45   $  21.84   $  16.13
Total Return.........................       11.7%         11.2%       2.2%      11.9%      35.4%       1.2%
Investment Income Ratio..............        1.4%          2.0%       6.0%       7.6%       8.3%      10.7%


GROUP 2 POLICIES(b)
Net Assets...........................    $  2,018      $ 27,950   $ 25,483   $ 24,317   $ 18,335   $  9,959
Units Outstanding....................         183         1,564      1,589      1,554      1,314        969
Variable Accumulation Unit Value.....    $  11.02      $  17.87   $  16.03   $  15.65   $  13.95   $  10.28
Total Return.........................       10.2%         11.5%       2.4%      12.2%      35.7%       1.6%
Investment Income Ratio..............        1.6%          2.0%       5.9%       7.6%       8.6%      12.7%


GROUP 3 POLICIES
Net Assets...........................    $     --      $  1,125   $    558   $    544   $    411   $    271
Units Outstanding....................          --            62         34         34         29         26
Variable Accumulation Unit Value.....    $     --      $  18.20   $  16.25   $  15.78   $  14.00   $  10.27
Total Return.........................          --         12.0%       2.9%      12.7%      36.4%       2.1%
Investment Income Ratio..............          --          2.9%       6.0%       6.5%       7.6%      11.3%


GROUP 4 POLICIES
Net Assets...........................    $  2,507      $ 19,819   $ 14,260   $  8,986   $  3,601   $    851
Units Outstanding....................         226         1,141        920        597        270         87
Variable Accumulation Unit Value.....    $  11.07      $  17.37   $  15.50   $  15.06   $  13.36   $   9.79
Total Return.........................       10.7%         12.0%       2.9%      12.7%      36.4%      (2.1%)
Investment Income Ratio..............        1.7%          2.2%       7.0%       9.5%      11.0%      29.2%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                            MAINSTAY VP
             ICAP SELECT EQUITY--INITIAL CLASS                        INCOME & GROWTH--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $  2,833   $  2,171   $  1,805   $  1,238   $    725   $  2,963   $  1,909   $  1,780   $  1,371   $    711
         216        195        171        130         96        252        188        183        157        104
    $  13.12   $  11.07   $  10.57   $   9.56   $   7.52   $  11.77   $  10.14   $   9.75   $   8.72   $   6.82
       18.5%       4.7%      10.6%      27.1%     (23.4%)     16.0%       4.0%      11.9%      27.8%     (20.1%)
        0.3%       1.0%       1.1%       0.9%       0.7%       0.8%       1.2%       1.9%       1.9%       1.2%

    $  6,304   $  5,881   $  5,346   $  4,035   $  2,364   $  5,062   $  4,480   $  4,141   $  3,183   $  2,008
         449        497        474        396        296        411        423        407        351        284
    $  14.05   $  11.83   $  11.28   $  10.18   $   8.00   $  12.31   $  10.59   $  10.16   $   9.07   $   7.08
       18.7%       4.9%      10.8%      27.3%     (23.2%)     16.3%       4.2%      12.1%      28.1%     (19.9%)
        0.3%       1.0%       1.1%       1.0%       0.7%       0.6%       1.2%       1.9%       1.6%       1.3%

    $    165   $    132   $    118   $     63   $     10   $    108   $     92   $     91   $    350   $      9
          11         11         10          6          1          7          7          8         33          1
    $  14.80   $  12.40   $  11.76   $  10.56   $   8.26   $  14.50   $  12.41   $  11.86   $  10.52   $   8.18
       19.3%       5.4%      11.4%      27.9%     (17.4%)     16.8%       4.7%      12.7%      28.7%     (18.2%)
        0.3%       0.9%       1.0%       1.3%       0.7%       0.6%       1.1%       0.7%       1.8%       1.2%

    $  2,594   $  1,796   $  1,234   $    407   $     74   $  2,272   $  1,557   $    899   $    323   $     68
         174        144        104         38          9        148        118         72         29          8
    $  14.90   $  12.49   $  11.85   $  10.64   $   8.31   $  15.36   $  13.14   $  12.55   $  11.14   $   8.66
       19.3%       5.4%      11.4%      27.9%     (16.9%)     16.9%       4.7%      12.7%      28.7%     (13.4%)
        0.3%       1.0%       1.4%       1.4%       1.8%       0.7%       1.4%       2.4%       2.2%       3.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                             INTERNATIONAL EQUITY--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 27,357   $ 19,433   $ 13,646   $  8,605   $  5,894
Units Outstanding..................................     1,039        962        725        533        471
Variable Accumulation Unit Value...................  $  26.32   $  20.18   $  18.82   $  16.15   $  12.51
Total Return.......................................     30.4%       7.2%      16.5%      29.1%      (5.1%)
Investment Income Ratio............................      0.3%       1.9%       1.1%       2.0%       1.4%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 16,481   $ 10,159   $  6,258   $  3,310   $  1,670
Units Outstanding..................................     1,011        830        540        334        218
Variable Accumulation Unit Value...................  $  16.26   $  12.44   $  11.58   $   9.92   $   7.67
Total Return.......................................     30.7%       7.5%      16.8%      29.4%      (4.7%)
Investment Income Ratio............................      0.3%       2.0%       1.2%       2.3%       1.7%

GROUP 3 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 4 POLICIES
Net Assets.........................................  $ 13,667   $  5,891   $  2,665   $    526   $     59
Units Outstanding..................................       686        388        190         44          6
Variable Accumulation Unit Value...................  $  19.91   $  15.16   $  14.04   $  11.96   $   9.20
Total Return.......................................     31.3%       8.0%      17.3%      30.0%      (8.0%)
Investment Income Ratio............................      0.4%       2.2%       1.6%       3.4%       5.6%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                            MAINSTAY VP
              LARGE CAP GROWTH--INITIAL CLASS                          MID CAP CORE--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $  3,636   $  3,170   $  3,483   $  3,207   $  2,214   $ 12,614   $  9,347   $ 11,787   $  7,136   $  4,625
         489        454        517        461        405        725        612        890        654        570
    $   7.44   $   6.99   $   6.74   $   6.95   $   5.47   $  17.40   $  15.24   $  13.25   $  10.91   $   8.11
        6.5%       3.6%      (3.0%)     27.2%     (28.7%)     14.1%      15.1%      21.4%      34.6%     (13.5%)
        0.1%         --       0.2%       0.2%       0.1%         --       0.5%       0.6%       0.5%       0.3%

    $ 12,902   $ 12,396   $ 12,186   $ 12,283   $  7,827   $  9,451   $  7,371   $  3,914   $  1,640   $    653
       1,273      1,305      1,332      1,305      1,060        534        476        292        149         80
    $  10.13   $   9.50   $   9.15   $   9.41   $   7.39   $  17.70   $  15.48   $  13.43   $  11.04   $   8.19
        6.7%       3.8%      (2.8%)     27.4%     (28.6%)     14.4%      15.3%      21.6%      34.8%     (13.4%)
        0.1%         --       0.2%       0.2%       0.1%         --       0.7%       0.7%       0.6%       0.4%

    $    242   $    255   $    214   $    191   $     96   $     --   $     --   $     --   $     --   $     --
          24         27         24         21         13         --         --         --         --         --
    $  10.16   $   9.48   $   9.08   $   9.30   $   7.26   $     --   $     --   $     --   $     --   $     --
        7.2%       4.3%      (2.3%)     28.1%     (28.2%)        --         --         --         --         --
        0.1%         --       0.3%       0.2%       0.1%         --         --         --         --         --

    $  2,756   $  1,710   $  1,257   $    655   $    159   $  9,877   $  5,976   $  2,594   $    566   $     73
         239        158        122         62         19        521        363        183         49          9
    $  11.51   $  10.74   $  10.29   $  10.54   $   8.23   $  18.93   $  16.47   $  14.21   $  11.63   $   8.58
        7.2%       4.3%      (2.3%)     28.1%     (17.7%)     15.0%      15.9%      22.2%      35.5%     (14.2%)
        0.2%         --       0.3%       0.2%       0.2%         --       0.7%       0.8%       0.8%       1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                MID CAP GROWTH--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 12,628   $ 11,166   $ 11,789   $  7,461   $  3,688
Units Outstanding..................................       886        846      1,041        802        570
Variable Accumulation Unit Value...................  $  14.29   $  13.17   $  11.33   $   9.30   $   6.47
Total Return.......................................      8.5%      16.3%      21.8%      43.8%     (29.1%)
Investment Income Ratio............................        --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 12,688   $ 10,811   $  6,775   $  3,517   $  1,074
Units Outstanding..................................       849        785        574        363        160
Variable Accumulation Unit Value...................  $  14.96   $  13.76   $  11.81   $   9.68   $   6.72
Total Return.......................................      8.7%      16.5%      22.0%      44.1%     (28.9%)
Investment Income Ratio............................        --         --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 4 POLICIES
Net Assets.........................................  $ 14,375   $  9,842   $  4,691   $  1,304   $    256
Units Outstanding..................................       844        631        353        120         34
Variable Accumulation Unit Value...................  $  17.03   $  15.58   $  13.31   $  10.85   $   7.50
Total Return.......................................      9.2%      17.1%      22.6%      44.8%     (25.0%)
Investment Income Ratio............................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                                                           MAINSTAY VP      MAINSTAY VP
                                                            MODERATE      MODERATE GROWTH
                        MAINSTAY VP                       ALLOCATION--     ALLOCATION--
               MID CAP VALUE--INITIAL CLASS               INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------   -------------   ---------------
      2006       2005       2004      2003       2002         2006             2006
    -------------------------------------------------------------------------------------
    $ 14,697   $ 13,143   $ 14,820   $ 9,718   $  6,585     $  1,874         $  4,635
         988      1,001      1,185       907        787          172              417
    $  14.87   $  13.13   $  12.51   $ 10.72   $   8.37     $  10.92         $  11.12
       13.3%       5.0%      16.7%     28.1%     (15.1%)        9.2%            11.2%
        0.1%       0.8%       1.0%      1.1%       1.1%         1.9%             2.3%

    $ 13,592   $ 12,092   $  9,228   $ 5,632   $  2,954     $  1,939         $  2,881
         906        912        733       523        352          179              261
    $  15.03   $  13.24   $  12.59   $ 10.76   $   8.39     $  10.82         $  10.95
       13.5%       5.2%      17.0%     28.3%     (15.0%)        8.2%             9.5%
        0.1%       0.9%       1.0%      1.2%       1.4%         2.1%             2.1%

    $     --   $     --   $     --   $    --   $     --     $     --         $     --
          --         --         --        --         --           --               --
    $     --   $     --   $     --   $    --   $     --     $     --         $     --
          --         --         --        --         --           --               --
          --         --         --        --         --           --               --

    $ 12,305   $  8,702   $  4,862   $ 1,814   $    458     $  1,551         $  2,942
         801        646        381       167         54          142              266
    $  15.36   $  13.47   $  12.75   $ 10.84   $   8.41     $  10.95         $  11.06
       14.0%       5.7%      17.5%     29.0%     (15.9%)        9.5%            10.6%
        0.1%       0.9%       1.2%      1.5%       3.4%         3.4%             2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                         MAINSTAY VP
                                                                 S&P 500 INDEX--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $157,043   $145,879   $146,432   $133,315   $ 99,916
Units Outstanding..................................     4,402      4,688      4,895      4,890      4,665
Variable Accumulation Unit Value...................  $  35.68   $  31.13   $  29.91   $  27.26   $  21.42
Total Return.......................................     14.6%       4.1%       9.7%      27.3%     (22.8%)
Investment Income Ratio............................      0.5%       1.2%       1.6%       1.4%       1.3%


GROUP 2 POLICIES(b)
Net Assets.........................................  $ 83,998   $ 74,782   $ 69,081   $ 56,757   $ 35,382
Units Outstanding..................................     7,145      7,305      7,035      6,355      5,053
Variable Accumulation Unit Value...................  $  11.76   $  10.24   $   9.82   $   8.93   $   7.00
Total Return.......................................     14.9%       4.3%       9.9%      27.6%     (22.6%)
Investment Income Ratio............................      0.5%       1.2%       1.7%       1.5%       1.5%


GROUP 3 POLICIES
Net Assets.........................................  $  3,318   $    623   $    817   $    410   $      9
Units Outstanding..................................       247         53         74         41          1
Variable Accumulation Unit Value...................  $  13.43   $  11.64   $  11.11   $  10.06   $   7.85
Total Return.......................................     15.4%       4.8%      10.5%      28.2%     (21.5%)
Investment Income Ratio............................      1.0%       1.1%       1.6%       3.1%       3.1%


GROUP 4 POLICIES
Net Assets.........................................  $ 35,383   $ 27,317   $ 18,720   $  6,886   $  1,890
Units Outstanding..................................     2,416      2,155      1,547        629        221
Variable Accumulation Unit Value...................  $  14.64   $  12.68   $  12.10   $  10.95   $   8.54
Total Return.......................................     15.5%       4.8%      10.5%      28.2%     (14.6%)
Investment Income Ratio............................      0.6%       1.4%       2.2%       2.0%       4.4%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                            MAINSTAY VP
              SMALL CAP GROWTH--INITIAL CLASS                          TOTAL RETURN--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $  6,147   $  5,817   $ 10,272   $  8,132   $  4,477   $ 44,324   $ 43,324   $ 44,038   $ 42,609   $ 36,510
         534        529        967        831        644      1,863      1,981      2,129      2,175      2,215
    $  11.60   $  10.98   $  10.63   $   9.78   $   6.95   $  23.79   $  21.88   $  20.69   $  19.59   $  16.48
        5.6%       3.3%       8.6%      40.7%     (26.9%)      8.7%       5.8%       5.6%      18.8%     (17.0%)
          --         --         --         --         --       0.6%       1.5%       1.7%       1.9%       2.5%

    $  7,215   $  7,581   $  6,396   $  4,170   $  1,442   $ 15,673   $ 14,630   $ 13,594   $ 11,610   $  8,019
         602        668        585        415        202      1,341      1,365      1,343      1,214        998
    $  11.98   $  11.32   $  10.93   $  10.04   $   7.12   $  11.69   $  10.73   $  10.12   $   9.57   $   8.03
        5.8%       3.5%       8.9%      41.0%     (26.8%)      8.9%       6.0%       5.8%      19.1%     (16.9%)
          --         --         --         --         --       0.6%       1.6%       1.8%       2.1%       2.9%

    $     --   $     --   $     --   $     --   $     --   $    172   $    108   $    101   $      3   $      1
          --         --         --         --         --         14          9          9         --         --
    $     --   $     --   $     --   $     --   $     --   $  12.69   $  11.59   $  10.88   $  10.23   $   8.55
          --         --         --         --         --       9.5%       6.5%       6.4%      19.7%     (14.5%)
          --         --         --         --         --       0.8%       1.6%       1.7%       2.2%       1.0%

    $  8,191   $  6,400   $  3,819   $  1,337   $    209   $  3,461   $  2,669   $  1,898   $    914   $    362
         584        486        301        115         26        257        218        165         84         40
    $  14.02   $  13.18   $  12.67   $  11.58   $   8.17   $  13.45   $  12.28   $  11.53   $  10.84   $   9.06
        6.3%       4.1%       9.4%      41.7%     (18.3%)      9.5%       6.5%       6.4%      19.7%      (9.4%)
          --         --         --         --         --       0.7%       1.8%       2.2%       2.5%      13.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                      MAINSTAY VP
                                                                  VALUE--INITIAL CLASS
                                                  ----------------------------------------------------
                                                    2006       2005       2004       2003       2002
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $ 51,068   $ 45,082   $ 44,899   $ 40,618   $ 31,545
Units Outstanding...............................     1,876      1,955      2,054      2,053      2,017
Variable Accumulation Unit Value................  $  27.22   $  23.06   $  21.86   $  19.78   $  15.64
Total Return....................................     18.0%       5.5%      10.5%      26.5%     (21.6%)
Investment Income Ratio.........................      0.4%       1.2%       1.2%       1.6%       1.4%


GROUP 2 POLICIES(b)
Net Assets......................................  $ 22,221   $ 19,019   $ 17,691   $ 14,265   $  8,835
Units Outstanding...............................     1,360      1,376      1,353      1,208        948
Variable Accumulation Unit Value................  $  16.35   $  13.82   $  13.08   $  11.81   $   9.32
Total Return....................................     18.3%       5.7%      10.7%      26.7%     (21.4%)
Investment Income Ratio.........................      0.4%       1.2%       1.2%       1.7%       1.8%


GROUP 3 POLICIES
Net Assets......................................  $    588   $  1,123   $  1,036   $    736   $    274
Units Outstanding...............................        41         94         92         73         35
Variable Accumulation Unit Value................  $  14.21   $  11.95   $  11.25   $  10.11   $   7.94
Total Return....................................     18.9%       6.2%      11.3%      27.4%     (21.0%)
Investment Income Ratio.........................      0.3%       1.3%       1.6%       1.8%       1.4%


GROUP 4 POLICIES
Net Assets......................................  $  7,915   $  5,490   $  3,975   $  2,025   $    708
Units Outstanding...............................       546        450        346        196         87
Variable Accumulation Unit Value................  $  14.50   $  12.19   $  11.48   $  10.31   $   8.10
Total Return....................................     18.9%       6.2%      11.3%      27.4%     (19.0%)
Investment Income Ratio.........................      0.4%       1.4%       1.4%       2.1%       4.4%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                       ALGER AMERICAN                                         ALGER AMERICAN
             LEVERAGED ALL CAP--CLASS O SHARES                     SMALL CAPITALIZATION--CLASS O SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $ 22,637   $ 19,086   $ 16,480   $ 14,286   $  8,883
          --         --         --         --         --      1,545      1,552      1,556      1,562      1,373
    $     --   $     --   $     --   $     --   $     --   $  14.65   $  12.29   $  10.59   $   9.15   $   6.47
          --         --         --         --         --      19.2%      16.1%      15.8%      41.4%     (26.7%)
          --         --         --         --         --         --         --         --         --         --


    $     --   $     --   $     --   $     --   $     --   $ 18,785   $ 15,527   $ 12,816   $ 10,177   $  6,027
          --         --         --         --         --      1,690      1,668      1,601      1,475      1,237
    $     --   $     --   $     --   $     --   $     --   $  11.11   $   9.31   $   8.00   $   6.90   $   4.87
          --         --         --         --         --      19.4%      16.3%      16.0%      41.6%     (26.6%)
          --         --         --         --         --         --         --         --         --         --


    $    178   $     76   $     64   $     38   $      6   $  1,408   $  1,522   $  1,311   $    894   $     51
          10          5          5          3          1         80        103        104         83          7
    $  17.61   $  14.76   $  12.90   $  11.92   $   8.85   $  17.70   $  14.75   $  12.62   $  10.82   $   7.60
       19.3%      14.4%       8.2%      34.7%     (11.5%)     20.0%      16.9%      16.6%      42.3%     (26.2%)
          --         --         --         --         --         --         --         --         --         --


    $     --   $     --   $     --   $     --   $     --   $  5,601   $  3,021   $  1,704   $    430   $     66
          --         --         --         --         --        291        188        124         37          8
    $     --   $     --   $     --   $     --   $     --   $  19.25   $  16.04   $  13.72   $  11.77   $   8.27
          --         --         --         --         --      20.0%      16.9%      16.6%      42.3%     (17.3%)
          --         --         --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                         AMERICAN CENTURY
                                                           VP INFLATION
                                                      PROTECTION-- CLASS II
                                                  ------------------------------
                                                    2006       2005       2004
                                                  ------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --


GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --


GROUP 3 POLICIES
Net Assets......................................  $     32   $      6   $      1
Units Outstanding...............................         3         --         --
Variable Accumulation Unit Value................  $  10.73   $  10.55   $  10.39
Total Return....................................      1.6%       1.6%       3.9%
Investment Income Ratio.........................      3.1%       5.4%       4.6%


GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --
Units Outstanding...............................        --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --
Total Return....................................        --         --         --
Investment Income Ratio.........................        --         --         --


                                                                  AMERICAN CENTURY VP
                                                                INTERNATIONAL--CLASS II
                                                  ----------------------------------------------------
                                                    2006       2005       2004       2003       2002
                                                  ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

GROUP 3 POLICIES
Net Assets......................................  $  1,691   $    119   $     53   $    208   $     --
Units Outstanding...............................        87          8          4         17         --
Variable Accumulation Unit Value................  $  19.39   $  15.55   $  13.74   $  11.98   $   9.63
Total Return....................................     24.7%      13.1%      14.8%      24.4%      (3.7%)
Investment Income Ratio.........................      0.3%       0.7%       3.0%         --         --

GROUP 4 POLICIES
Net Assets......................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding...............................        --         --         --         --         --
Variable Accumulation Unit Value................  $     --   $     --   $     --   $     --   $     --
Total Return....................................        --         --         --         --         --
Investment Income Ratio.........................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                    AMERICAN CENTURY VP                                          CALVERT
                      VALUE--CLASS II                                   SOCIAL BALANCED PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $  1,773   $  1,642   $  1,518   $  1,377   $  1,178
          --         --         --         --         --        104        104        101         98         99
    $     --   $     --   $     --   $     --   $     --   $  17.10   $  15.84   $  15.09   $  14.04   $  11.85
          --         --         --         --         --       8.0%       4.9%       7.5%      18.5%     (12.7%)
          --         --         --         --         --       2.4%       1.9%       1.7%       1.9%       2.9%


    $     --   $     --   $     --   $     --   $     --   $  2,203   $  2,069   $  1,962   $  1,712   $  1,379
          --         --         --         --         --        181        184        183        172        165
    $     --   $     --   $     --   $     --   $     --   $  12.17   $  11.25   $  10.70   $   9.93   $   8.36
          --         --         --         --         --       8.2%       5.1%       7.7%      18.7%     (12.6%)
          --         --         --         --         --       2.3%       1.8%       1.8%       2.0%       3.4%


    $  1,448   $    290   $    973   $    189   $     --   $     --   $     --   $     --   $     --   $     --
          81         19         67         15         --         --         --         --         --         --
    $  17.98   $  15.18   $  14.48   $  12.68   $   9.84   $     --   $     --   $     --   $     --   $     --
       18.5%       4.9%      14.2%      28.8%      (1.6%)        --         --         --         --         --
        0.5%       1.6%       0.4%         --         --         --         --         --         --         --


    $     --   $     --   $     --   $     --   $     --   $    979   $    755   $    451   $    185   $     59
          --         --         --         --         --         71         59         37         17          6
    $     --   $     --   $     --   $     --   $     --   $  13.83   $  12.71   $  12.03   $  11.11   $   9.31
          --         --         --         --         --       8.8%       5.7%       8.3%      19.3%      (6.9%)
          --         --         --         --         --       2.6%       2.2%       2.4%       2.6%      16.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                          DREYFUS IP
                                                                     TECHNOLOGY GROWTH--
                                                                        INITIAL SHARES
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $  2,964   $  2,819   $  3,086   $  1,633   $    320
Units Outstanding..................................       313        311        351        185         54
Variable Accumulation Unit Value...................  $   9.38   $   9.06   $   8.79   $   8.81   $   5.88
Total Return.......................................      3.6%       3.1%      (0.2%)     49.9%     (39.8%)
Investment Income Ratio............................        --         --         --         --         --


GROUP 2 POLICIES(b)
Net Assets.........................................  $  2,963   $  2,785   $  2,429   $  1,884   $    550
Units Outstanding..................................       303        296        266        206         91
Variable Accumulation Unit Value...................  $   9.78   $   9.43   $   9.13   $   9.13   $   6.08
Total Return.......................................      3.8%       3.3%       0.0%      50.2%     (39.7%)
Investment Income Ratio............................        --         --         --         --         --


GROUP 3 POLICIES
Net Assets.........................................  $    154   $     63   $     75   $     53   $     24
Units Outstanding..................................        12          5          6          5          3
Variable Accumulation Unit Value...................  $  12.52   $  12.00   $  11.56   $  11.51   $   7.63
Total Return.......................................      4.3%       3.8%       0.5%      51.0%     (39.4%)
Investment Income Ratio............................        --         --         --         --         --


GROUP 4 POLICIES
Net Assets.........................................  $  3,251   $  2,514   $  1,641   $    637   $     68
Units Outstanding..................................       259        208        141         55          9
Variable Accumulation Unit Value...................  $  12.60   $  12.08   $  11.64   $  11.59   $   7.68
Total Return.......................................      4.3%       3.8%       0.5%      51.0%     (23.2%)
Investment Income Ratio............................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                   DREYFUS VIF
              DEVELOPING LEADERS--                                FIDELITY(R) VIP
                 INITIAL SHARES                             CONTRAFUND(R)--INITIAL CLASS
    -----------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2006       2005       2004       2003       2002
    ------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $ 94,769   $ 87,169   $ 71,268   $ 59,024   $ 43,637
          --         --         --         --      3,389      3,455      3,282      3,117      2,940
    $     --   $     --   $     --   $     --   $  27.97   $  25.21   $  21.71   $  18.94   $  14.84
          --         --         --         --      10.9%      16.1%      14.7%      27.6%     (10.0%)
          --         --         --         --       1.3%       0.3%       0.3%       0.4%       0.8%


    $     --   $     --   $     --   $     --   $ 59,914   $ 53,530   $ 40,911   $ 30,734   $ 19,700
          --         --         --         --      3,641      3,613      3,214      2,774      2,273
    $     --   $     --   $     --   $     --   $  16.46   $  14.81   $  12.73   $  11.08   $   8.67
          --         --         --         --      11.2%      16.4%      14.9%      27.8%      (9.8%)
          --         --         --         --       1.3%       0.3%       0.3%       0.4%       0.7%


    $    875   $    326   $    279   $    135   $  5,013   $  3,083   $  1,376   $    641   $    177
          56         22         20         11        289        199        104         56         20
    $  15.59   $  15.02   $  14.20   $  12.75   $  17.32   $  15.50   $  13.26   $  11.48   $   8.94
        3.8%       5.8%      11.3%      27.5%      11.7%      16.9%      15.5%      28.5%      (9.3%)
        0.3%         --       0.2%         --       1.6%       0.2%       0.3%       0.4%       0.8%


    $     --   $     --   $     --   $     --   $ 23,566   $ 14,699   $  6,747   $  2,500   $    523
          --         --         --         --      1,361        946        509        218         59
    $     --   $     --   $     --   $     --   $  17.30   $  15.49   $  13.25   $  11.47   $   8.93
          --         --         --         --      11.7%      16.9%      15.5%      28.5%     (10.7%)
          --         --         --         --       1.3%       0.2%       0.2%       0.2%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       FIDELITY(R) VIP
                                                                 EQUITY-INCOME--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 35,270   $ 28,755   $ 27,122   $ 22,122   $ 16,081
Units Outstanding..................................     1,514      1,472      1,461      1,320      1,241
Variable Accumulation Unit Value...................  $  23.30   $  19.52   $  18.57   $  16.76   $  12.95
Total Return.......................................     19.4%       5.1%      10.8%      29.4%     (17.7%)
Investment Income Ratio............................      3.3%       1.6%       1.4%       1.7%       1.7%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 22,182   $ 17,890   $ 16,306   $ 12,853   $  7,626
Units Outstanding..................................     1,372      1,323      1,270      1,111        855
Variable Accumulation Unit Value...................  $  16.17   $  13.52   $  12.84   $  11.57   $   8.92
Total Return.......................................     19.6%       5.3%      11.0%      29.7%     (17.3%)
Investment Income Ratio............................      3.4%       1.6%       1.4%       1.6%       1.4%

GROUP 3 POLICIES
Net Assets.........................................  $  1,648   $    564   $    401   $    732   $     47
Units Outstanding..................................       104         43         32         66          6
Variable Accumulation Unit Value...................  $  15.86   $  13.19   $  12.46   $  11.17   $   8.57
Total Return.......................................     20.2%       5.9%      11.5%      30.3%     (17.1%)
Investment Income Ratio............................      4.0%       1.4%       2.8%       0.3%       0.5%

GROUP 4 POLICIES
Net Assets.........................................  $ 12,294   $  7,732   $  4,697   $  1,449   $    334
Units Outstanding..................................       781        589        380        131         39
Variable Accumulation Unit Value...................  $  15.73   $  13.09   $  12.36   $  11.09   $   8.51
Total Return.......................................     20.2%       5.9%      11.5%      30.3%     (14.9%)
Investment Income Ratio............................      3.3%       1.3%       0.9%       0.9%         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                      FIDELITY(R) VIP                                    FIDELITY(R) VIP
                   GROWTH--INITIAL CLASS                            INDEX 500--INITIAL CLASS
    ----------------------------------------------------   -------------------------------------------
      2006       2005       2004       2003       2002      2006     2005     2004     2003     2002
    --------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
          --         --         --         --         --       --       --       --       --        --


    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
          --         --         --         --         --       --       --       --       --        --


    $  1,128   $    344   $    316   $    258   $    101   $1,810   $1,486   $  906   $  613   $    87
         107         35         34         28         15      138      132       84       63        11
    $  10.58   $   9.90   $   9.36   $   9.05   $   6.82   $13.07   $11.30   $10.78   $ 9.74   $  7.59
        6.9%       5.8%       3.4%      32.8%     (30.1%)   15.7%     4.8%    10.6%    28.4%    (22.2%)
        0.3%       0.5%       0.2%       0.2%       0.3%     1.5%     1.3%     1.7%     0.7%      1.3%


    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
    $     --   $     --   $     --   $     --   $     --   $   --   $   --   $   --   $   --   $    --
          --         --         --         --         --       --       --       --       --        --
          --         --         --         --         --       --       --       --       --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       FIDELITY(R) VIP
                                                                       INVESTMENT GRADE
                                                                     BOND--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $    414   $    202   $     28   $     89   $     51
Units Outstanding..................................        35         18          3          8          5
Variable Accumulation Unit Value...................  $  11.92   $  11.42   $  11.18   $  10.70   $  10.17
Total Return.......................................      4.3%       2.2%       4.5%       5.2%       1.7%
Investment Income Ratio............................      3.3%       0.7%      10.1%       4.1%         --

GROUP 4 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                      FIDELITY(R) VIP                                        FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                                OVERSEAS--INITIAL CLASS
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --


    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --


    $  3,238   $  2,972   $  1,800   $    632   $    393   $  2,195   $  1,360   $    525   $    509   $      1
         151        156        112         49         42        122         89         41         45         --
    $  21.47   $  19.05   $  16.10   $  12.89   $   9.30   $  18.04   $  15.28   $  12.83   $  11.29   $   7.88
       12.7%      18.3%      24.9%      38.6%      (9.8%)     18.1%      19.0%      13.6%      43.4%     (21.2%)
        0.4%         --         --       0.4%       0.8%       0.8%       0.4%       0.9%       0.1%         --


    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                      JANUS ASPEN SERIES
                                                                BALANCED--INSTITUTIONAL SHARES
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 45,896   $ 43,947   $ 43,708   $ 43,234   $ 36,821
Units Outstanding..................................     1,813      1,906      2,031      2,165      2,089
Variable Accumulation Unit Value...................  $  25.36   $  23.07   $  21.52   $  19.97   $  17.63
Total Return.......................................      9.9%       7.2%       7.8%      13.3%      (7.1%)
Investment Income Ratio............................      2.2%       2.3%       2.3%       2.3%       2.5%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 61,661   $ 58,315   $ 54,629   $ 47,916   $ 36,285
Units Outstanding..................................     4,281      4,460      4,488      4,251      3,653
Variable Accumulation Unit Value...................  $  14.40   $  13.08   $  12.17   $  11.27   $   9.93
Total Return.......................................     10.2%       7.4%       8.0%      13.5%      (6.9%)
Investment Income Ratio............................      2.2%       2.3%       2.3%       2.3%       2.7%

GROUP 3 POLICIES
Net Assets.........................................  $    497   $    394   $    335   $    246   $    110
Units Outstanding..................................        36         31         29         23         12
Variable Accumulation Unit Value...................  $  13.90   $  12.56   $  11.63   $  10.72   $   9.40
Total Return.......................................     10.7%       7.9%       8.5%      14.0%      (6.3%)
Investment Income Ratio............................      2.2%       2.3%       2.3%       2.5%       2.4%

GROUP 4 POLICIES
Net Assets.........................................  $ 12,257   $  9,348   $  6,487   $  3,422   $  1,084
Units Outstanding..................................       875        738        553        317        114
Variable Accumulation Unit Value...................  $  14.01   $  12.65   $  11.72   $  10.80   $   9.47
Total Return.......................................     10.7%       7.9%       8.5%      14.0%      (5.3%)
Investment Income Ratio............................      2.2%       2.4%       2.7%       2.6%       4.4%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     JANUS ASPEN SERIES                                     JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES                 WORLDWIDE GROWTH --INSTITUTIONAL SHARES
    ----------------------------------------------------   ----------------------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003       2002
    -----------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $ 55,577   $ 50,767   $ 52,683   $ 51,897   $ 41,366
          --         --         --         --         --      2,826      3,028      3,304      3,386      3,323
    $     --   $     --   $     --   $     --   $     --   $  19.68   $  16.76   $  15.95   $  15.33   $  12.45
          --         --         --         --         --      17.4%       5.1%       4.0%      23.1%     (25.9%)
          --         --         --         --         --       1.8%       1.4%       1.0%       1.1%       0.9%

    $     --   $     --   $     --   $     --   $     --   $ 53,656   $ 47,111   $ 45,284   $ 40,827   $ 27,454
          --         --         --         --         --      4,973      5,136      5,200      4,887      4,055
    $     --   $     --   $     --   $     --   $     --   $  10.79   $   9.17   $   8.71   $   8.35   $   6.77
          --         --         --         --         --      17.6%       5.3%       4.3%      23.4%     (25.7%)
          --         --         --         --         --       1.8%       1.4%       1.0%       1.1%       1.0%

    $    275   $    132   $    114   $     27   $      2   $    714   $    258   $    241   $    185   $    136
          17          9          9          3         --         58         25         24         20         18
    $  16.04   $  14.12   $  12.57   $  10.41   $   7.70   $  12.41   $  10.50   $   9.91   $   9.46   $   7.63
       13.6%      12.3%      20.7%      35.1%     (27.9%)     18.2%       5.9%       4.8%      24.0%     (25.4%)
          --         --         --         --         --       2.1%       1.4%       1.0%       1.0%       1.1%

    $     --   $     --   $     --   $     --   $     --   $  6,179   $  4,256   $  2,999   $  1,530   $    418
          --         --         --         --         --        464        378        282        151         51
    $     --   $     --   $     --   $     --   $     --   $  13.31   $  11.26   $  10.63   $  10.15   $   8.19
          --         --         --         --         --      18.2%       5.9%       4.8%      24.0%     (18.1%)
          --         --         --         --         --       1.8%       1.5%       1.2%       1.1%       1.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                            MFS(R)
                                                            INVESTORS TRUST SERIES--INITIAL CLASS
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $     69   $     60   $     58   $     54   $     46
Units Outstanding..................................         5          5          5          6          6
Variable Accumulation Unit Value...................  $  13.00   $  11.50   $  10.72   $   9.63   $   7.88
Total Return.......................................     13.0%       7.3%      11.4%      22.1%     (21.0%)
Investment Income Ratio............................      0.5%       0.5%       0.6%       0.7%       0.5%

GROUP 4 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     MFS(R)                                 MFS(R)                                MFS(R)
                  NEW DISCOVERY                       RESEARCH SERIES--                     UTILITIES SERIES--
              SERIES--INITIAL CLASS                     INITIAL CLASS                          INITIAL CLASS
    -----------------------------------------   ------------------------------   -----------------------------------------
      2006       2005       2004       2003       2006       2005       2004       2006       2005       2004       2003
    ----------------------------------------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --         --


    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --         --


    $    102   $     69   $     62   $     22   $     --   $     --   $     --   $    239   $     54   $     19   $      5
           8          6          6          2         --         --         --          9          3          1         --
    $  13.37   $  11.81   $  11.22   $  10.54   $  12.11   $  11.93   $  11.70   $  25.70   $  19.58   $  16.76   $  12.87
       13.2%       5.2%       6.5%       5.4%       1.5%       2.0%      17.0%      31.3%      16.8%      30.2%      28.7%
          --         --         --         --       0.7%       0.6%         --       1.5%       0.3%       0.8%       2.2%


    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                     NEUBERGER BERMAN AMT
                                                                   MID-CAP GROWTH--CLASS I
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --


GROUP 2 POLICIES(b)
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --


GROUP 3 POLICIES
Net Assets.........................................  $     85   $     71   $     83   $     39   $     10
Units Outstanding..................................         5          5          7          4          1
Variable Accumulation Unit Value...................  $  15.81   $  13.79   $  12.12   $  10.42   $   8.14
Total Return.......................................     14.7%      13.7%      16.3%      28.1%     (29.3%)
Investment Income Ratio............................        --         --         --         --         --


GROUP 4 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --         --
Investment Income Ratio............................        --         --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


        PIMCO
        GLOBAL              PIMCO                 PIMCO                 ROYCE                 ROYCE
        BOND--          REAL RETURN--        TOTAL RETURN--           MICRO-CAP             SMALL-CAP
    ADMINISTRATIVE     ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
     CLASS SHARES       CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
    --------------   -------------------   -------------------   -------------------   -------------------
         2006          2006       2005       2006       2005       2006       2005       2006       2005
    ------------------------------------------------------------------------------------------------------
       $     --      $     --   $     --   $     --   $     --   $  1,347   $     99   $    670   $    118
             --            --         --         --         --        109         10         57         12
       $     --      $     --   $     --   $     --   $     --   $  12.40   $  10.24   $  11.59   $  10.16
             --            --         --         --         --      21.1%       2.4%      14.0%       1.6%
             --            --         --         --         --       0.3%       2.6%       0.1%         --


       $     --      $     --   $     --   $     --   $     --   $  1,584   $     91   $    977   $     69
             --            --         --         --         --        128          9         85          7
       $     --      $     --   $     --   $     --   $     --   $  12.35   $  10.20   $  11.51   $  10.06
             --            --         --         --         --      21.1%       2.0%      14.5%       0.6%
             --            --         --         --         --       0.3%       4.3%       0.1%         --


       $     31      $      5   $      2   $     14   $      5   $     --   $     --   $     --   $     --
              3            --         --          1         --         --         --         --         --
       $  10.52      $   9.96   $   9.89   $  10.31   $   9.92   $     --   $     --   $     --   $     --
           5.2%          0.8%      (1.1%)      3.9%      (0.8%)        --         --         --         --
           2.7%          4.4%       3.4%       4.5%       4.0%         --         --         --         --


       $     --      $     --   $     --   $     --   $     --   $  1,757   $    115   $    892   $    148
             --            --         --         --         --        142         11         76         15
       $     --      $     --   $     --   $     --   $     --   $  12.35   $  10.20   $  11.72   $  10.18
             --            --         --         --         --      21.1%       2.0%      15.2%       1.8%
             --            --         --         --         --       0.3%       1.1%       0.1%         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                        T. ROWE PRICE
                                                                   EQUITY INCOME PORTFOLIO
                                                     ----------------------------------------------------
                                                       2006       2005       2004       2003       2002
                                                     ----------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $ 19,914   $ 16,049   $ 10,984   $  6,156   $  3,525
Units Outstanding..................................     1,200      1,142        807        516        368
Variable Accumulation Unit Value...................  $  16.59   $  14.04   $  13.61   $  11.92   $   9.57
Total Return.......................................     18.1%       3.2%      14.1%      24.6%     (13.7%)
Investment Income Ratio............................      1.6%       1.7%       1.7%       1.8%       1.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $ 26,291   $ 21,744   $ 17,806   $ 12,402   $  6,921
Units Outstanding..................................     1,558      1,524      1,292      1,029        717
Variable Accumulation Unit Value...................  $  16.86   $  14.25   $  13.78   $  12.05   $   9.65
Total Return.......................................     18.4%       3.4%      14.3%      24.9%     (13.5%)
Investment Income Ratio............................      1.6%       1.6%       1.6%       1.8%       1.8%

GROUP 3 POLICIES
Net Assets.........................................  $  1,144   $    772   $    626   $    662   $    276
Units Outstanding..................................        74         60         50         61         32
Variable Accumulation Unit Value...................  $  15.42   $  12.96   $  12.47   $  10.85   $   8.65
Total Return.......................................     19.0%       3.9%      14.9%      25.5%     (13.3%)
Investment Income Ratio............................      1.6%       1.6%       1.6%       1.8%       1.8%

GROUP 4 POLICIES
Net Assets.........................................  $ 16,150   $  9,931   $  5,421   $  1,764   $    298
Units Outstanding..................................     1,041        762        432        162         34
Variable Accumulation Unit Value...................  $  15.52   $  13.04   $  12.55   $  10.92   $   8.70
Total Return.......................................     19.0%       3.9%      14.9%      25.5%     (13.0%)
Investment Income Ratio............................      1.6%       1.7%       1.8%       1.9%       2.7%

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                       T. ROWE PRICE                             VAN ECK WORLDWIDE
                LIMITED-TERM BOND PORTFOLIO                       ABSOLUTE RETURN
    ----------------------------------------------------   ------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004
    -------------------------------------------------------------------------------------
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --

    $    213   $    154   $    162   $    269   $     86   $    171   $     --   $     --
          19         14         15         26          8         17         --         --
    $  11.27   $  10.83   $  10.64   $  10.52   $  10.09   $  10.33   $     --   $   9.87
        4.1%       1.7%       1.1%       4.3%       0.9%       4.6%         --      (1.3%)
        3.9%       3.6%       3.4%       3.5%       4.3%         --         --         --

    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
    $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
          --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --


                 VAN ECK WORLDWIDE
                    HARD ASSETS
     -----------------------------------------
       2006       2005       2004       2003
     -----------------------------------------
     $  4,812   $    454   $     --   $     --
          340         39         --         --
     $  14.14   $  11.35   $     --   $     --
        24.5%      13.5%         --         --
           --         --         --         --
     $  3,579   $    158   $     --   $     --
          265         14         --         --
     $  13.63   $  10.95   $     --   $     --
        24.5%       9.5%         --         --
           --         --         --         --
     $  1,161   $    536   $     30   $      4
           44         25          2         --
     $  26.63   $  21.39   $  14.11   $  11.38
        24.5%      51.7%      24.0%      13.8%
         0.0%         --       1.8%         --
     $  4,129   $    135   $     --   $     --
          292         12         --         --
     $  14.14   $  11.35   $     --   $     --
        24.5%      13.5%         --         --
         0.0%         --         --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                  VAN KAMPEN UIF
                                                          EMERGING MARKETS DEBT--CLASS I
                                                     -----------------------------------------
                                                       2006       2005       2004       2003
                                                     -----------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --
Investment Income Ratio............................        --         --         --         --

GROUP 2 POLICIES(b)
Net Assets.........................................  $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --
Investment Income Ratio............................        --         --         --         --

GROUP 3 POLICIES
Net Assets.........................................  $     91   $     32   $     24   $     20
Units Outstanding..................................         6          2          2          2
Variable Accumulation Unit Value...................  $  14.98   $  13.52   $  12.05   $  10.94
Total Return.......................................     10.8%      12.3%      10.1%       9.4%
Investment Income Ratio............................      9.0%       7.6%       6.8%         --

GROUP 4 POLICIES
Net Assets.........................................  $     --   $     --   $     --   $     --
Units Outstanding..................................        --         --         --         --
Variable Accumulation Unit Value...................  $     --   $     --   $     --   $     --
Total Return.......................................        --         --         --         --
Investment Income Ratio............................        --         --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                       VAN KAMPEN UIF                                   VAN KAMPEN UIF
              EMERGING MARKETS EQUITY--CLASS I                     U.S. REAL ESTATE--CLASS I
    ----------------------------------------------------   -----------------------------------------
      2006       2005       2004       2003       2002       2006       2005       2004       2003
    ------------------------------------------------------------------------------------------------
    $ 26,013   $ 18,450   $ 12,536   $  9,762   $  5,859   $     --   $     --   $     --   $     --
       1,068      1,031        932        888        792         --         --         --         --
    $  24.34   $  17.87   $  13.45   $  11.00   $   7.40   $     --   $     --   $     --   $     --
       36.2%      32.9%      22.3%      48.6%      (9.5%)        --         --         --         --
        0.8%       0.4%       0.7%         --         --         --         --         --         --


    $ 20,897   $ 13,512   $  8,674   $  6,724   $  3,494   $     --   $     --   $     --   $     --
         830        722        627        595        461         --         --         --         --
    $  25.14   $  18.42   $  13.83   $  11.29   $   7.58   $     --   $     --   $     --   $     --
       36.5%      33.2%      22.5%      48.9%      (9.4%)        --         --         --         --
        0.8%       0.4%       0.7%         --         --         --         --         --         --


    $    920   $    107   $     75   $      2   $      1   $    354   $     48   $     17   $      4
          34          5          5         --         --         13          2          1         --
    $  27.31   $  19.92   $  14.88   $  12.09   $   8.07   $  26.45   $  19.16   $  16.37   $  12.00
       37.1%      33.9%      23.1%      49.7%     (19.3%)     38.0%      17.1%      36.4%      20.0%
        0.8%       0.4%       0.4%         --         --       0.9%       0.9%       1.3%         --


    $  9,762   $  4,671   $  1,257   $    371   $     74   $     --   $     --   $     --   $     --
         348        228         82         30          9         --         --         --         --
    $  28.06   $  20.47   $  15.29   $  12.42   $   8.30   $     --   $     --   $     --   $     --
       37.1%      33.8%      23.1%      49.7%     (17.0%)        --         --         --         --
        0.7%       0.3%       0.6%         --         --         --         --         --         --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2006 by correspondence with the funds, provide a reasonable basis for our opinion.

-s- PricewaterhouseCoopers

PricewaterhouseCoopers LLP
New York, New York
February 14, 2007

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2006 AND 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET

                                                                DECEMBER 31,
                                                              -----------------
                                                               2006      2005
                                                              -------   -------
                                                                (IN MILLIONS)
                                    ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $971 in
     2006 and $746 in 2005).................................  $38,906   $36,467
  Trading securities........................................       12        13
Equity securities, at fair value
  Available-for-sale........................................       74        32
  Trading securities........................................       62        56
Mortgage loans..............................................    4,189     3,609
Policy loans................................................      651       599
Other long-term investments.................................      554       404
                                                              -------   -------
     Total investments......................................   44,448    41,180
Cash and cash equivalents...................................      583       422
Deferred policy acquisition costs...........................    3,310     2,978
Interest in annuity contracts...............................    4,240     4,005
Amounts recoverable from reinsurer..........................    6,432     6,090
Other assets................................................      856       790
Separate account assets.....................................   16,579    13,990
                                                              -------   -------
     Total assets...........................................  $76,448   $69,455
                                                              =======   =======

                     LIABILITIES AND STOCKHOLDER'S EQUITY


LIABILITIES
Policyholders' account balances.............................  $41,309   $38,413
Future policy benefits......................................    2,087     1,460
Policy claims...............................................      156       126
Obligations under structured settlement agreements..........    4,240     4,005
Amounts payable to reinsurer................................    5,114     4,844
Other liabilities...........................................    2,308     2,123
Separate account liabilities................................   16,579    13,990
                                                              -------   -------
     Total liabilities......................................   71,793    64,961
                                                              -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares
  authorized, 2,500 issued and outstanding).................       25        25
Additional paid in capital..................................    1,410     1,410
Accumulated other comprehensive income......................       77       231
Retained earnings...........................................    3,143     2,828
                                                              -------   -------
     Total stockholder's equity.............................    4,655     4,494
                                                              -------   -------
     Total liabilities and stockholder's equity.............  $76,448   $69,455
                                                              =======   =======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2006     2005     2004
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums..................................................  $  565   $  138   $   29
  Fees-universal life and annuity policies..................     487      376      676
  Net investment income.....................................   2,400    2,187    2,006
  Net investment (losses)/gains.............................     (41)      --       31
  Net revenue from reinsurance..............................     214      276        4
  Other income..............................................      28       33       26
                                                              ------   ------   ------
     Total revenues.........................................   3,653    3,010    2,772
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances......   1,646    1,488    1,376
  Increase in liabilities for future policy benefits........     529      155       19
  Policyholder benefits.....................................     114       71      157
  Operating expenses........................................     899      865      762
                                                              ------   ------   ------
     Total expenses.........................................   3,188    2,579    2,314
                                                              ------   ------   ------
  Income before income taxes................................     465      431      458
  Income tax expense........................................     138      138      150
                                                              ------   ------   ------
NET INCOME..................................................  $  327   $  293   $  308
                                                              ======   ======   ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                             ACCUMULATED
                                                    ADDITIONAL                  OTHER           TOTAL
                                          CAPITAL    PAID IN     RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK     CAPITAL     EARNINGS   INCOME (LOSS)      EQUITY
                                          -------   ----------   --------   -------------   -------------
                                                                   (IN MILLIONS)
BALANCE AT JANUARY 1, 2004..............    $25       $1,410      $2,227        $ 590          $4,252
                                                                                               ------
Comprehensive income:
  Net income............................                             308                          308
                                                                                               ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes.....                                           63              63
                                                                                               ------
  Other comprehensive income............                                                           63
                                                                                               ------
Total comprehensive income..............                                                          371
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2004............     25        1,410       2,535          653           4,623
                                                                                               ------
Comprehensive income:
  Net income............................                             293                          293
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (422)           (422)
                                                                                               ------
  Other comprehensive income............                                                         (422)
                                                                                               ------
Total comprehensive income..............                                                         (129)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2005............     25        1,410       2,828          231           4,494
                                                                                               ------
Comprehensive income:
  Net income............................                             327                          327
                                                                                               ------
     Unrealized investment losses, net
       of related offsets,
       reclassification adjustments and
       income taxes.....................                                         (154)           (154)
                                                                                               ------
  Other comprehensive income............                                                         (154)
                                                                                               ------
Total comprehensive income..............                                                          173
  Distribution to Stockholder...........                             (12)                         (12)
                                            ---       ------      ------        -----          ------
BALANCE AT DECEMBER 31, 2006............    $25       $1,410      $3,143        $  77          $4,655
                                            ===       ======      ======        =====          ======

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2006       2005       2004
                                                              --------   --------   --------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    327   $    293   $    308
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization...........................        55         62         43
    Net capitalization of deferred policy acquisition
      costs.................................................      (248)      (232)      (318)
    Annuity and universal life fees.........................      (412)      (375)      (338)
    Interest credited to policyholders' account balances....     1,646      1,488      1,376
    Net investment losses (gains)...........................        41         --        (31)
    Equity in earnings of limited partnerships..............         1         --         --
    Deferred income taxes...................................        52         16         63
    Net revenue from intercompany reinsurance...............       (57)       (20)        --
    Net change in unearned revenue liability................        49         16         30
    Changes in:
      Net separate account assets and liabilities...........        --         --          3
      Other assets and other liabilities....................         5        (52)       (33)
      Reinsurance recoverables and payables.................        25         76        (61)
      Trading securities....................................        (1)        32         36
      Policy claims.........................................        30        (25)        44
      Future policy benefits................................       543        156         19
                                                              --------   --------   --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES..........     2,056      1,435      1,141
                                                              --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available-for-sale fixed maturities.............    11,100     17,013     21,439
    Maturity of available-for-sale fixed maturities.........     1,337        532        567
    Sale of equity securities...............................        44         39         25
    Repayment of mortgage loans.............................       618        459        480
    Sale of other investments...............................        95        329         34
  Cost of:
    Available-for-sale fixed maturities acquired............   (15,272)   (20,135)   (26,796)
    Equity securities acquired..............................       (50)       (10)       (17)
    Mortgage loans acquired.................................    (1,198)      (978)      (852)
    Other investments acquired..............................      (262)       (70)      (443)
  Policy loans (net)........................................       (52)       (29)        (8)
                                                              --------   --------   --------
         NET CASH USED IN INVESTING ACTIVITIES..............    (3,640)    (2,850)    (5,571)
                                                              --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits................................................     6,183      5,812      6,205
    Withdrawals.............................................    (4,174)    (2,981)    (2,147)
    Net transfers to the separate accounts..................      (371)      (254)      (458)
  Increase (decrease) in loaned securities..................       247       (341)      (369)
  Securities sold under agreements to repurchase (net)......      (154)      (867)       866
  Net (paydowns) proceeds from affiliated credit
    agreements..............................................        --       (233)       233
  Proceeds from debt........................................         8         --         --
  Change in book and bank overdrafts........................        18         21         19
  Distribution to stockholder...............................       (12)        --         --
                                                              --------   --------   --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES..........     1,745      1,157      4,349
                                                              --------   --------   --------
Net increase (decrease) in cash and cash equivalents........       161       (258)       (81)
                                                              --------   --------   --------
Cash and cash equivalents, beginning of year................       422        680        761
                                                              --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $    583   $    422   $    680
                                                              ========   ========   ========

   The accompanying notes are an integral part of the consolidated financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                        DECEMBER 31, 2006, 2005 AND 2004

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Equity securities classified as available-for-sale, reflect unrealized gains and losses in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment (losses) gains in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other long-term investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment (losses) gains on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with FIN No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

residual returns, or both, the Company would be deemed to be the VIE's "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements and furniture and equipment. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premium so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2006, 2005 and 2004.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note
5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
9 -- Reinsurance. This net revenue adjustment excludes ceded Universal Life fees and ceded Policyholder Benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2006 and 2005, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2006 and 2005 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

outside legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In February 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is in the process of evaluating this statement.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures around fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This Interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This Interpretation is effective for fiscal years beginning after December 15, 2006. The Company will adopt FIN No. 48 on January 1, 2007. The Company is currently assessing the impact of FIN No. 48 on the Company's consolidated financial statements.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments." This statement provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. This statement also removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain re-measurement conditions after the adoption date of the new guidance. The Company plans to adopt this guidance effective January 1, 2007. The Company is in the process of determining whether there are any hybrid instruments for which the Company will elect the fair value option.

     In November 2005, the FASB issued Staff Position Paper ("FSP") No. 115-1, which is entitled "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's consolidated statements.

     Effective January 1, 2004, the Company adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-01")." SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities;
(ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities at January 1, 2004. The Company currently offers enhanced crediting rates or day one bonus payments to contract holders on certain of its annuity products. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumptions used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products are no longer eligible for capitalization. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income.

     Effective January 1, 2004, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2006 and 2005, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                       2006                     2005
                                              ----------------------   ----------------------
                                              AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
AVAILABLE-FOR-SALE                              COST      FAIR VALUE     COST      FAIR VALUE
------------------                            ---------   ----------   ---------   ----------
Due in one year or less.....................   $   538     $   539      $ 1,707     $ 1,714
Due after one year through five years.......     6,490       6,464        6,849       6,850
Due after five years through ten years......    13,177      13,147       11,796      11,912
Due after ten years.........................     6,233       6,429        4,254       4,566
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.................................     1,522       1,499        1,625       1,603
  Other mortgage-backed securities..........     7,538       7,557        7,263       7,321
  Other asset-backed securities.............     3,143       3,131        2,415       2,400
  Redeemable preferred securities...........       140         140           97         101
                                               -------     -------      -------     -------
  TOTAL AVAILABLE-FOR-SALE..................   $38,781     $38,906      $36,006     $36,467
                                               =======     =======      =======     =======

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                   2006
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,433       $ 18         $ 35       $ 2,416
U.S. agencies, state and municipal.........       516         44            4           556
Foreign governments........................       137          5            *           142
Corporate..................................    24,874        455          365        24,964
Mortgage-backed securities.................     7,538         87           68         7,557
Asset-backed securities....................     3,143         17           29         3,131
Redeemable preferred securities............       140          2            2           140
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $38,781       $628         $503       $38,906
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   2005
                                             ------------------------------------------------
                                             AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
AVAILABLE-FOR-SALE                             COST        GAINS        LOSSES     FAIR VALUE
------------------                           ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies................   $ 2,047       $ 32         $ 30       $ 2,049
U.S. agencies, state and municipal.........       545         48            2           591
Foreign governments........................       144          5            *           149
Corporate..................................    23,495        643          282        23,856
Mortgage-backed securities.................     7,263        130           72         7,321
Asset-backed securities....................     2,415         13           28         2,400
Redeemable preferred securities............        97          4           --           101
                                              -------       ----         ----       -------
  TOTAL AVAILABLE-FOR-SALE.................   $36,006       $875         $414       $36,467
                                              =======       ====         ====       =======

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006 and 2005, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $32 million and $141 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     Investments in bonds that have been non-income producing for the last twelve months totaled $4 million and $3 million at December 31, 2006 and 2005, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2006 and 2005, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                        UNREALIZED   UNREALIZED   ESTIMATED
                                                 COST     GAINS        LOSSES     FAIR VALUE
                                                 ----   ----------   ----------   ----------
2006...........................................  $69        $5         $  --         $74
2005...........................................  $30        $2         $  --         $32

  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2006 and 2005 was estimated to be $4,233 million and $3,678 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2006 and 2005, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $257 million and $190 million, respectively, at fixed and floating interest rates ranging from 3.6% to 7.6% and from 3.6% to 12.3%, respectively. These commitments are diversified by property type and geographic region.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2006 and 2005, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                            2006               2005
                                                      ----------------   ----------------
                                                      CARRYING   % OF    CARRYING   % OF
                                                       VALUE     TOTAL    VALUE     TOTAL
                                                      --------   -----   --------   -----
PROPERTY TYPE:
  Residential.......................................   $1,187     28.3%   $  947     26.2%
  Office buildings..................................    1,019     24.3     1,094     30.3
  Retail facilities.................................      787     18.8       637     17.7
  Apartment buildings...............................      652     15.6       344      9.5
  Industrial........................................      514     12.3       494     13.7
  Other.............................................       30      0.7        93      2.6
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central...........................................   $1,091     26.0%   $  895     24.8%
  Pacific...........................................    1,057     25.2       994     27.6
  South Atlantic....................................      965     23.1       842     23.3
  Middle Atlantic...................................      831     19.8       632     17.5
  New England.......................................      245      5.9       245      6.8
  Other.............................................       --       --         1      0.0
                                                       ------    -----    ------    -----
     TOTAL..........................................   $4,189    100.0%   $3,609    100.0%
                                                       ======    =====    ======    =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2006 and 2005 is summarized below (in millions):

                                                              2006    2005
                                                              -----   ----
Beginning balance...........................................  $  6    $ 9
Additions charged to operations.............................     1     --
Reduction due to sale.......................................    --     (3)
                                                              -----   ---
ENDING BALANCE..............................................  $  7    $ 6
                                                              =====   ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2006 and 2005 were as follows (in millions):

                                                              2006   2005
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $220   $229
Collateralized third party commercial loans.................   147     71
Limited partnerships........................................   149     68
Derivatives.................................................    25     21
Real estate.................................................    10     11
Other.......................................................     3      4
                                                              ----   ----
  TOTAL OTHER LONG-TERM INVESTMENTS.........................  $554   $404
                                                              ====   ====

     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate was $5 million for both December 31, 2006 and 2005. Depreciation expense for December 31, 2006, 2005 and 2004 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $161 million and $70 million at December 31, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2006 and 2005 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                 LOSS
                                                              -----------
                                                              2006   2005
                                                              ----   ----
Asset-backed securitizations................................  $ 53   $ 54
Private placement structured notes..........................    86     94
Other long-term investments:
  Equity in asset-backed securitizations....................    23     32
  Limited partnerships......................................    12      2
                                                              ----   ----
     TOTAL..................................................  $174   $182
                                                              ====   ====

     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at both December 31, 2006 and 2005 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fixed maturities...........................................  $2,179   $1,982   $1,805
Equity securities..........................................       5        8        4
Mortgage loans.............................................     239      206      185
Policy loans...............................................      46       44       45
Other long-term investments................................      32       29       27
                                                             ------   ------   ------
  Gross investment income..................................   2,501    2,269    2,066
Investment expenses........................................    (101)     (82)     (60)
                                                             ------   ------   ------
  NET INVESTMENT INCOME....................................  $2,400   $2,187   $2,006
                                                             ======   ======   ======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For the years ended December 31, 2006, 2005 and 2004, net investment (losses) gains were as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Fixed maturities............................................  $(28)  $(3)   $ 44
Equity securities...........................................    (8)    5      12
Mortgage loans..............................................    (1)   --      (4)
Derivative instruments......................................    (6)   (4)    (23)
Other long-term investments.................................     2     2       2
                                                              ----   ---    ----
  TOTAL NET INVESTMENT (LOSSES)/GAINS.......................  $(41)  $--    $ 31
                                                              ====   ===    ====

     The net (losses) gains on trading securities (both fixed maturities and equity securities) amounted to $(4) million, $(12) million and $18 million for the years ended December 31, 2006, 2005 and 2004, respectively. Trading gains and losses are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $67 million, $98 million and $139 million for the years ended December 31, 2006, 2005 and 2004, respectively; and realized losses were $100 million, $82 million and $93 million, respectively.

     Related losses from other-than-temporary impairments in fixed maturities (included in net investment (losses) gains on fixed maturities above) were $3 million, $15 million and $10 million for the years ended December 31, 2006, 2005 and 2004, respectively. Related losses from other-than-temporary impairments in equity securities (included in net investment (losses) gains on equity securities above) were $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005 and 2004.

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2006 and 2005 (in millions):

                                                                  2006
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                    -------------------   --------------------   --------------------
                                     FAIR    UNREALIZED    FAIR     UNREALIZED    FAIR     UNREALIZED
                                    VALUE      LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                    ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  553      $ 5       $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal....................      80        1            91         3          171         4
  Foreign governments.............      15        *            26         *           41         *
  Corporate.......................   3,980       57         9,198       308       13,178       365
  Mortgage-backed securities......   1,579       12         2,197        56        3,776        68
  Asset-backed securities.........     644        4         1,019        25        1,663        29
  Redeemable preferred
     securities...................      10        *            52         2           62         2
                                    ------      ---       -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $6,861      $79       $13,691      $424      $20,552      $503
                                    ======      ===       =======      ====      =======      ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2005
                                    -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS         12 MONTHS               TOTAL
                                    --------------------   -------------------   --------------------
                                     FAIR     UNREALIZED    FAIR    UNREALIZED    FAIR     UNREALIZED
                                     VALUE      LOSSES     VALUE      LOSSES      VALUE      LOSSES
                                    -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $ 1,214      $ 21      $  225      $  9      $ 1,439      $ 30
  U.S. agencies, state and
     municipal....................       89         1          16         1          105         2
  Foreign governments.............       29         *           1         *           30         *
  Corporate.......................    7,886       172       2,565       110       10,451       282
  Mortgage-backed securities......    2,959        50         535        22        3,494        72
  Asset-backed securities.........    1,197        16         340        12        1,537        28
                                    -------      ----      ------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED FIXED
     MATURITIES...................  $13,374      $260      $3,682      $154      $17,056      $414
                                    =======      ====      ======      ====      =======      ====

---------------

* Unrealized loss is less than $1 million.

     At December 31, 2006, fixed maturities represented the Company's entire unrealized loss amount, which was comprised of approximately 2,857 different securities.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2006, represent $79 million or 16% of the Company's total unrealized loss, and securities in an unrealized loss position greater than twelve months represent $424 million or 84% of the Company's total fixed maturities unrealized loss. Of the total amount of fixed maturities' unrealized losses, $456 million or 91% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $47 million or 9% of the Company's total fixed maturities unrealized losses. Unrealized losses on investment grade securities are principally related to changes in interest rates. The continued rise in interest rates in 2006 over 2005 levels has contributed to the decline in value of our fixed maturity investments as follows:

     U.S. Treasury and Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $35 million or 7% of the Company's unrealized losses. These were spread across 199 securities and the decline in value was caused by interest rate increases. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $365 million or 73% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,754 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $107 million or 21% of the total unrealized losses for fixed maturities. These unrealized losses are principally due to changes in interest rates and were spread across all industry sectors with no one sector experiencing a disproportionate amount of losses over other sectors. The industry sectors with the largest unrealized losses on securities with a fair value below 95% of the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

security's amortized cost were the electric utilities ($10 million), building products ($8 million), manufacturing ($5 million) and banking ($5 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $68 million or 14% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to increases in interest rates. These losses are spread across approximately 555 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced at or greater than 95% of the security's amortized cost represented $61 million or 90% of the total unrealized losses on mortgage-backed securities. Because the decline in market value is attributable to changes in interest rates and all contractual payments remain current, and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $29 million or 6% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are due to changes in interest rates. These losses are spread across approximately 321 investment grade securities. The Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net income in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $6 million or 21% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment (losses) gains in the accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts for the years ended December 31, 2006, 2005 and 2004 are as follows (in millions):

                                                              2006    2005    2004
                                                              -----   -----   ----
Net unrealized investment gains, beginning of the year......  $ 231   $ 653   $590
                                                              -----   -----   ----
Changes in net unrealized investment (losses) gains
  attributable to:
  Investments:
     Net unrealized investment (losses) gains arising during
       the period...........................................   (217)   (578)    51
     Less: Reclassification adjustments for (losses) gains
       included in net income...............................     (1)     60     57
                                                              -----   -----   ----
     Change in net unrealized investment (losses) gains, net
       of adjustments.......................................   (216)   (638)    (6)
Impact of net unrealized investment (losses) gains on:
  DAC.......................................................     55     201     62
  Policyholders' account balances and future policy
     benefits...............................................      4     (10)    (7)
  Other assets (deferred sales inducements).................      3      25     14
                                                              -----   -----   ----
Change in net unrealized investment (losses) gains..........   (154)   (422)    63
                                                              -----   -----   ----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR................  $  77   $ 231   $653
                                                              =====   =====   ====

     Net unrealized investment (losses) gains arising during the period reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of $(117) million, $(311) million and $27 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax (benefit) expense of less than $(1) million, $32 million and $31 million, respectively.

     DAC in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $29 million, $108 million and $33 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense (benefit) of $2 million, $(5) million and $(4) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2006, 2005 and 2004 are net of income tax expense of $2 million, $14 million, and $7 million, respectively.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Deferred annuities..........................................  $23,243   $21,388
Universal life contracts....................................   17,549    16,597
Unearned revenue liability..................................      245       192
Other.......................................................      272       236
                                                              -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.....................  $41,309   $38,413
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2006:

PRODUCT                                       INTEREST RATE   WITHDRAWAL/SURRENDER CHARGES
-------                                       -------------   ----------------------------
Deferred annuities..........................  2.20% to 8.00%  Surrender charges 0% to 10%
                                                              for up to 10 years.
Universal life contracts....................  3.10% to 6.35%  Various up to 19 years.

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2006 and 2005 were as follows (in millions):

                                                               2006     2005
                                                              ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.........................  $1,055   $  961
  Other life................................................      66       54
                                                              ------   ------
       Total life insurance.................................   1,121    1,015
Individual and group payout annuities.......................     966      445
                                                              ------   ------
     TOTAL FUTURE POLICY BENEFITS...........................  $2,087   $1,460
                                                              ======   ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2006:

PRODUCT                                          MORTALITY       INTEREST RATE    ESTIMATION METHOD
-------                                          ---------       -------------    -----------------
Life insurance:                             Based upon best      3.80% - 7.50%   Net level premium
  Taiwan business-                          estimates at time                    reserve taking into
  100% coinsured                            of policy issuance                   account death
                                            with provision for                   benefits, lapses
                                            adverse deviations                   and maintenance
                                            ("PAD").                             expenses with PAD.
Individual and group payout annuities       Based upon best      4.30% - 9.50%   Present value of
                                            estimates at time                    expected future
                                            of policy issuance                   payments at a rate
                                            with PAD.                            expected at issue
                                                                                 with PAD.

  GUARANTEED MINIMUM BENEFITS

     At December 31, 2006 and 2005, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2006 and 2005 for GMDB and GMAB ($ in millions):

                                                                     2006
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,962            $1,281            $13,456
Net amount at risk..........................      $   16            $    1            $   177
Average attained age of contractholders.....          56                --                 56

                                                                     2005
                                              ---------------------------------------------------
                                                   RETURN OF NET DEPOSITS             RATCHET
                                              ---------------------------------   ---------------
                                              IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                                   DEATH        SPECIFIED DATE         DEATH
                                                  (GMDB)            (GMAB)            (GMDB)
                                              ---------------   ---------------   ---------------
Account value...............................      $3,517             $839             $12,758
Net amount at risk..........................      $   32             $  2             $   332
Average attained age of contractholders.....          56               --                  56

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits in the accompanying Consolidated Balance Sheet (in millions):

                                                              GMDB   GMAB   TOTALS
                                                              ----   ----   ------
Balance at January 1, 2004..................................  $29    $ 2     $31
  Incurred guarantee benefits...............................    1      1       2
  Paid guarantee benefits...................................   (7)    --      (7)
                                                              ---    ---     ---
Balance at December 31, 2004................................   23      3      26
  Incurred guarantee benefits...............................   12      6      18
  Paid guarantee benefits...................................   (5)    --      (5)
                                                              ---    ---     ---
Balance at December 31, 2005................................   30      9      39
  Incurred guarantee benefits...............................    4     (2)      2
  Paid guarantee benefits...................................   (3)    --      (3)
                                                              ---    ---     ---
BALANCE AT DECEMBER 31, 2006................................  $31    $ 7     $38
                                                              ===    ===     ===

     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2006 and 2005:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 7.02% to 7.24% for 2006 and 7.10% to 7.34% for 2005.

     - Volatility assumption was 14.58% for 2006 and 15.3% for 2005.

     - For 2006, mortality was assumed to be 93% of the A2000 table. For 2005, the mortality assumption was a 50/50 blend of the 1994 GMDB table and the 1983 Basic "A" table with 18 years of static projection.

     - Lapse rates vary by contract type and duration and range from 0% to 18%, with an average of 8% for 2006, and 1% to 21%, with an average of 6% for 2005.

     - Discount rates ranged from 6.01% to 7.61% for 2006 and 4.93% to 7.61% for 2005.

     GMABs are considered to be derivatives under SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", and are recognized at fair value through earnings.

     The following table presents the aggregate fair value of assets at December 31, 2006 and 2005 , by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                         2006              2005
                                                   ----------------   --------------
INVESTMENT FUND OPTION:                             GMDB      GMAB     GMDB     GMAB
-----------------------                            -------   ------   -------   ----
Equity...........................................  $ 8,897   $  918   $ 7,403   $567
Fixed income.....................................    2,413      173     2,306    132
Balanced.........................................    1,830      110     1,651     70
Other............................................    4,278       80     4,914     70
                                                   -------   ------   -------   ----
  TOTAL..........................................  $17,418   $1,281   $16,274   $839
                                                   =======   ======   =======   ====

  SOP 03-01 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-01 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's Individual Life contracts, SOP 03-01 primarily affects universal life policies with cost of insurance (COI) charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the SOP 03-01 liability for individual life products reflected in the general account in future policy benefits at December 31, 2006 and 2005 (in millions).

                                                              2006   2005
                                                              ----   ----
Beginning balance...........................................  $15    $12
Net liability increase......................................    8      3
                                                              ---    ---
Ending balance..............................................  $23    $15
                                                              ===    ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2006 and 2005 are as follows (in millions):

                                                               2006      2005
                                                              -------   -------
Registered..................................................  $16,204   $13,857
Non-registered..............................................      375       133
                                                              -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.............................  $16,579   $13,990
                                                              =======   =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Balance at beginning of year...............................  $2,978   $2,437   $2,180
  Reclassification due to adoption of SOP 03-01............      --       --     (156)
  Current year additions...................................     593      572      586
  Amortized during year....................................    (345)    (340)    (268)
  Adjustment for change in unrealized investment gains.....      84      309       95
                                                             ------   ------   ------
  BALANCE AT END OF YEAR...................................  $3,310   $2,978   $2,437
                                                             ======   ======   ======

     As discussed in Note 2 -- Significant Accounting Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to other assets.

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Balance at beginning of year................................  $230   $195   $ --
  Reclassification due to adoption of SOP 03-01.............    --     --    156
  Current year additions....................................    37     30     35
  Amortized during year.....................................   (44)   (34)   (17)
  Adjustment for change in unrealized investment gains......     5     39     21
                                                              ----   ----   ----
  BALANCE AT END OF YEAR....................................  $228   $230   $195
                                                              ====   ====   ====

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Current:
  Federal...................................................  $ 84   $119   $ 85
  State and local...........................................     1      3      2
  Foreign...................................................     1     --     --
                                                              ----   ----   ----
                                                                86    122     87
Deferred:
  Federal...................................................    52     16     63
                                                              ----   ----   ----
INCOME TAX EXPENSE..........................................  $138   $138   $150
                                                              ====   ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2006 and 2005 are as follows (in millions):

                                                              2006    2005
                                                              ----   ------
Deferred tax assets:
  Future policyholder benefits..............................  $623   $  606
  Employee and agents benefits..............................    62       71
  Other.....................................................     1        9
                                                              ----   ------
     Gross deferred tax assets..............................   686      686
                                                              ----   ------
Deferred tax liabilities:
  DAC.......................................................   952      836
  Investments...............................................    44      188
  Other.....................................................    --        3
                                                              ----   ------
     Gross deferred tax liabilities.........................   996    1,027
                                                              ----   ------
       NET DEFERRED TAX LIABILITY...........................  $310   $  341
                                                              ====   ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2006, 2005 and 2004:

                                                              2006   2005   2004
                                                              ----   ----   ----
Statutory Federal income tax rate...........................  35.0%  35.0%  35.0%
Tax exempt income...........................................  (4.9)  (3.8)  (1.9)
Other.......................................................  (0.3)   0.8   (0.3)
                                                              ----   ----   ----
EFFECTIVE TAX RATE..........................................  29.8%  32.0%  32.8%
                                                              ====   ====   ====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2006 and 2005, the Company had recorded an income tax receivable from New York Life of $5 million and $18 million, respectively, included in other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary,

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 69% and 64% of the reinsurance ceded to non-affiliates at December 31, 2006 and 2005, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $3 million for December 31, 2006 and $0 million December 31, 2005 and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $3 million and $0 million for December 31, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2006 and 2005, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2006, 2005 and 2004 was as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Fees-universal life and annuity policies ceded.............  $  341   $  387   $   --
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  210   $  266   $   --
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  130   $  117   $   --
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $5,238   $5,020   $4,779
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,089   $4,821   $4,535
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                               2006    2005    2004
                                                              ------   ----   ------
Amounts recoverable from reinsurers.........................  $1,055   $961   $1,021
Premiums ceded..............................................     158    127      130
Benefits ceded..............................................      81     69       81

     The effects of all reinsurance for the years ended December 31, 2006, 2005 and 2004 were as follows (in millions):

                                                              2006     2005     2004
                                                             ------   ------   ------
Premiums:
  Direct...................................................  $  723   $  265   $  171
  Assumed..................................................       1        1        1
  Ceded....................................................    (159)    (128)    (143)
                                                             ------   ------   ------
Net premiums...............................................  $  565   $  138   $   29
                                                             ======   ======   ======
Fees-universal life and annuity policies ceded.............  $  509   $  530   $  111
                                                             ======   ======   ======
Net revenue from reinsurance...............................  $  214   $  276   $    4
                                                             ======   ======   ======
Policyholders' benefits ceded..............................  $  350   $  312   $  221
                                                             ======   ======   ======
Increase in ceded liabilities for future policyholder
  benefits.................................................  $    8   $   10   $    7
                                                             ======   ======   ======
Amounts recoverable from reinsurer.........................  $6,432   $6,090   $5,935
                                                             ======   ======   ======
Amounts payable to reinsurer...............................  $5,114   $4,844   $4,553
                                                             ======   ======   ======
Other liabilities (deferred gain, net of amortization).....  $  170   $  224   $  244
                                                             ======   ======   ======

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options, interest rate swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses master netting agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness, which matches the terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures effectiveness to the equity exposure being hedged. For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 149: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative.

     For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment (losses) gains, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     The Company had no fair value hedges for the years ended December 31, 2006 and 2005. For the years ended December 31, 2006 and 2005, there were no net investment (losses) gains related to the ineffectiveness portion of fair value hedges.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     The ineffectiveness portion of cash flow hedges was less than $1 million for the year ended December 31, 2006. There was no ineffectiveness for the year ended December 31, 2005 and 2004. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows.

     For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment (losses) gains. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. The notional value of cash flow hedges was $242 million and $187 million at December 31, 2006 and 2005, respectively.

     Presented below is a roll forward of the components of other comprehensive income (loss) before taxes related to cash flow hedges (in millions):

                                                              2006   2005   2004
                                                              ----   ----   ----
Other comprehensive income balance at the beginning of the
  year......................................................  $ 7    $ 8    $10
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges.....................   (7)    (1)    (2)
Losses (gains) reclassified to net income...................    4     --     --
                                                              ---    ---    ---
Other comprehensive income balance at the end of the year...  $ 4    $ 7    $ 8
                                                              ===    ===    ===

     When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment (losses) gains. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment (losses) gains. The Company had no cash flow hedges of forecasted transactions for the years ended December 31, 2006 and 2005.

     The estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2006 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING HEDGES

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment (losses) gains. The notional value of derivatives that do not qualify for hedge accounting treatment was $12,223 million and $8,550 million at December 31, 2006 and 2005, respectively. For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment (losses) in the accompanying Consolidated Statement of Income $(6) million, $(3) million and $(22) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment (losses) gains. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2006 and 2005, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2006 and 2005, $971 million and $746 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2006 and 2005, the Company recorded cash collateral received under these agreements of $1,011 million and $765 million, respectively, and established a corresponding liability for the same amount. The Company also holds collateral in the form of securities having a market value of $0 million and $9 million at December 31, 2006 and 2005, respectively, which is not included in the accompanying Consolidated Balance Sheet.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2006 and 2005, the Company had agreements to purchase and resell securities totaling $377 million and $286 million at an average coupon rate of 5.26% and 4.21%, respectively. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. At December 31, 2005, the Company had agreements to sell and repurchase securities totaling $154 million at an average coupon rate of 5.45%. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported on the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $661 million, $629 million and $616 million for the years ended December 31, 2006, 2005 and 2004, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2006, 2005 and 2004. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2006, 2005 and 2004, the total

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

cost for these services amounted to $40 million, $37 million and $31 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2006, 2005 and 2004 of $15 million, $13 million, and $11 million, respectively.

     At December 31, 2006 and 2005, the Company had a net liability of $239 million and $194 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2006 and 2005, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,240 million and $4,005 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.45%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2006 and 2005, the amount of outstanding reserves on these contracts included in future policy benefits was $183 million and $182 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $92 million, $86 million and $94 million, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2006 or December 31, 2005.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2006 and 2005, the credit facility was not used, no interest was paid and no outstanding balance was due. The interest expense was less than $1 million for 2004.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2006 and 2005 there was no outstanding balance due to Capital Corporation. Interest expense for 2006, 2005 and 2004 was $5 million, $2 million, and less than $1 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2006 and 2005, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2006 and 2005, and $2 million for the year ended December 31, 2004.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $14 million, $17 million and $15 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, the Company recorded liabilities of approximately $2,135 million and $1,968 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2006 and 2005, policyholders' account balances and separate account liabilities related to these policies aggregated $305 million and $274 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2006, 2005 and 2004, the Company incurred commission and fee expense to NYLINK agents of $6 million, $6 million and $7 million, respectively.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $78 million, $85 million and $98 million during 2006, 2005 and 2004, respectively.

     Total interest paid was $18 million, $19 million and $10 million during 2006, 2005 and 2004, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Non-cash investing transactions were $35 million, $13 million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2006 and 2005, statutory stockholder's equity was $2,324 million and $2,157 million, respectively. Statutory net income for the years ended December 31, 2006, 2005 and 2004 was $252 million, $231 million and $224 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. As of December 31, 2006, the Company declared and paid a $12 million dividend to its sole shareholder New York Life. No dividend was paid or declared in 2005 and 2004. As of December 31, 2006, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $889 million. The maximum amount of dividends that may be paid in 2007 without prior approval is $248 million.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

March 21, 2007

                            PART C. OTHER INFORMATION







ITEM 26.         EXHIBITS


(a)              Board of Directors Resolutions

(a)(1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(a)(2) Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission - Previously filed as Exhibit 1. (1)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.



(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.


(d)              Contracts.

(d)(1) Policy - Previously filed as Exhibit 1.(5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(2) Form of Policy for Survivorship Variable Universal Life Policies (No. 302-150) - Previously filed as Exhibit (5)(a)(l) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(d)(3) Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(4) Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(c) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(5) Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1. (5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(6) Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(7) Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - previously filed as Exhibit 1. (5)(d)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(8) Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(9) Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.

(d)(10) Life Extension Rider - Previously filed as Exhibit (5)(g) to Registrant's Post-Effective Amendment No. 5 on Form S-6 (File No. 333-39157), filed 1/24/02 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application - Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form S-6 , and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.


(g)(1) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(2) Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Amendment Number 1 thereto, and Amendment Number 2 thereto - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/17/03 and incorporated herein by reference.

(g)(3) Faculative Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.201(e) as Exhibit (g)(5) to Post Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.
(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.


(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8)(r) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 6/4/93 and incorporated herein by reference.

(h)(12) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(h)(14) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.


(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.



(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-79309), filed 1/21/03 and incorporated herein by reference.


(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.


(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(a) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-07798), filed 1/21/03 and incorporated herein by reference.

(i)(7) Addendum to the Participation Agreement among Calvert Variable Series, Inc. Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-8 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(9) Form of Administrative and Shareholder Services Letter of Agreement dated 1/15/98 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No.333-79309), filed 9/13/05 and incorporated herein by reference.

(i)(10) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - 1 (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(j)              Other Material Contracts.


(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(2) Powers of Attorney for Frank M. Boccio, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(3) Powers of Attorney for Michael G. Gallo, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Pre-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(5) Powers of Attorney for Phillip J. Hildebrand, Director and Vice Chairman of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(6) Powers of Attorney for Theodore A. Mathas, Vice Chairman and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (j)(6) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(7) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(8) Powers of Attorney for Mark W. Pfaff, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(9) Powers of Attorney for Robert D. Rock, Director, Senior Vice President and Chief Investment Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(10) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(11) Powers of Attorney for Arthur H. Seter, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(12) Powers of Attorney for Frederick J. Sievert, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(13) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(14) Powers of Attorney for Joel M. Steinberg, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.



(j)(15) Powers of Attorney for Seymour Sternberg, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to Post-Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/13/07 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.

                 Opinion and consent of Lilian L. Cheung, Actuary
                 Filed herewith.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of PricewaterhouseCoopers LLP - Filed herewith.
(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 Not applicable.

(q)              Redeemability Exemption.
(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies - previously filed as Exhibit 8 (d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.
(q)(2) Memorandum describing NYLIAC's Issuance, Transfer and Redemption Procedures for Policies Pursuant to Rule 6e-3(T)(b)(iii) - Previously filed in accordance with Regulation S-T, 17 CFR 232, 102(e) as Exhibit (q)(2) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR



The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.



Name:                                          Title:
-----                                          ------
Frederick J. Sievert                           Chairman and President
Theodore A. Mathas                             Vice President and Chief Operating Officer
Phillip J. Hildebrand                          Director and Vice Chairman
Scott L. Berlin                                Director and Senior Vice President in charge of Individual Life
Frank M. Boccio                                Director and Senior Vice President
Michael G. Gallo                               Director and Senior Vice President
Solomon Goldfinger                             Director and Senior Vice President
John R. Meyer                                  Director and Senior Vice President in charge of Individual Annuity
Mark W. Pfaff                                  Director and Senior Vice President in charge of Agency Department
Robert D. Rock                                 Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg                              Director, Senior Vice President and Chief Financial Officer
Arthur H. Seter                                Director
Michael E. Sproule                             Director
Seymour Sternberg                              Director
Gary E. Wendlandt                              Senior Executive Vice President
Jay S. Calhoun                                 Senior Vice President and Treasurer
Judith E. Campbell                             Senior Vice President and Chief Information Officer
John A. Cullen                                 Senior Vice President
Tony H. Blavia                                 Senior Vice President
Thomas F. English                              Senior Vice President and General Counsel
Melvin J. Feinberg                             Senior Vice President
Robert J. Hebron                               Senior Vice President
Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
Gary J. Miller                                 Senior Vice President
Anthony Malloy                                 Senior Vice President
Michael M. Oleske                              Senior Vice President and Tax Counsel
Frank J. Ollari                                Senior Vice President
Paul Pasteris                                  Senior Vice President in charge of Retirement Income
Eric S. Rubin                                  Senior Vice President
Richard C. Schwartz                            SVP and Senior Investment Manager for Derivative Transactions
Stephen N. Steinig                             Senior Vice President and Chief Actuary (also designated Appointed Actuary)
Mark W. Talgo                                  Senior Vice President
Sara Badler                                    First Vice President and Deputy General Counsel
Patricia Barbari                               First Vice President
Joseph Bennett                                 First Vice President
Michael J. Oliviero                            First Vice President - Tax
Angelo J. Scialabba                            First Vice President and Controller
Gary W. Scofield                               First Vice President and Deputy Chief Actuary
John M. Swenson                                First Vice President
Thomas J. Troeller                             First Vice President and Actuary
Stephen A. Bloom                               Vice President and Chief Underwriter
David Boyle                                    Vice President
William J. Burns                               Vice President
Karen E. Dann                                  Vice President
Kathleen A. Donnelly                           Vice President
William Forman                                 Vice President
Robert J. Hynes                                Vice President
Minas C. Joannides                             Vice President and Medical Director
Mario Lazzaro                                  Vice President
Edward P. Linder                               Vice President
Brian C. Loutrel                               Vice President
Catherine A. Marrion                           Vice President and Secretary
Corey B. Multer                                Vice President
Marijo F. Murphy                               Vice President
Jacqueline A. O'Leary                          Vice President
Nicholas Pasyanoe                              Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer                                Vice President and Associate General Counsel
Andrew N. Reiss                                Vice President - National Sales Manager
Janis C. Rubin                                 Vice President
Irwin Silber                                   Vice President and Actuary
Georgene Sfraga Panza                          Vice President
James R. Vavra                                 Vice President
Robin Wagner                                   Vice President
Elaine Williams                                Vice President
Richard J. Witterschain                        Vice President and Assistant Treasurer
Robert Ziegler                                 Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Tribeca Holdings II LLC                                           Delaware

     Bluewater Holdings II LLC                                         Delaware

     Gramercy Holdings II LLC                                          Delaware

     Pacific Square Investments LLC                                    Delaware

NYLIFE LLC                                                             Delaware
     Eagle Strategies Corp.                                            Arizona


--------


         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.


         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.




--------


(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     NYLUK I Company                                                   United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of       Percent of Voting
Name                                                                   Organization          Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
         NYLIM Mezzanine Partners II GenPar GP, LLC                    Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
         NYLIM Fund II GP, LLC                                         Delaware
         NYLIM European Equity Market Fund GP, LLC                     Delaware
         NYLIM Asian Equity Market Neutral Fund GP, LLC                Delaware
         NYLIM U.S. Lare-Cap Core 130/30 Fund GP, LLC                  Delaware
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYLI Holdings (Argentina) S.R.L.                                   Argentina
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operadora FMA, S.A. de C.V.                              Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        Siam Commercial New York Life Insurance Public Company         Thailand                47.33%
        Limited (4)
        NYL Data Center Limited                                        Thailand                99.97%
    New York Life Securities Investment Consulting Co. Ltd.            Taiwan
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                  75%
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.995%
        Centro de Capacitacion Monterrey, A.C.                         Mexico                 99.791%
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC                                                     Delaware
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
Tribeca Holdings I LLC                                                 Delaware
Bluewater Holdings I LLC                                               Delaware
Gramercy Holdings I LLC                                                Delaware
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-O31 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
NYMH-Plano GP, LLC                                                     Delaware
NYMH-Freeport GP, LLC                                                  Delaware
NYMH-Ennis GP, LLC                                                     Delaware
NYMH-San Antonio GP, LLC                                               Delaware
NYMH-Taylor GP, LLC                                                    Delaware
NYMH-Stephenville GP, LLC                                              Delaware
NYMH-Farmingdale New York, NY LLC                                      Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware

ITEM 29.          INDEMNIFICATION



The Officers and Directors of NYLIAC are indemnified pursuant to Section 141 (f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the Bylaws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.



Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:



8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES



(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.



(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.



Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.



The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.



The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.



The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.



In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.



(c) DETERMINATION OF INDEMNIFICATION



     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.



     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS


      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.


      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.



Names of Directors and Officers        Positions and Offices with Underwriter
-------------------------------     ---------------------------------------------
Brian A. Murdock                           Chairman and Chief Executive Officer
Stephen P. Fisher                          Manager, President and Chief Operating Officer
Christopher O. Blunt                       Manager and Executive Vice President, Life and Annuity Distribution
Robert E. Brady                            Manager and Managing Director, Operations
John A. Cullen                             Manager
Barry A. Schub                             Manager
Scott L. Berlin                            Executive Vice President, Non-COLI Variable Life Distribution
Robert J. Hebron                           Executive Vice President, COLI Distribution
John R. Meyer                              Executive Vice President, Variable Annuity and Agency Mutual Funds
                                           Distribution
Thomas A. Clough                           Senior Managing Director, Retirement Services
Barbara McInerney                          Senior Managing Director, Compliance
Alison H. Micucci                          Senior Managing Director, Compliance
Michael D. Coffey                          Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Philip L. Gazzo                            Managing Director, Mutual Funds - Outside Broker-Dealer Distribution
Mark A. Gomez                              Managing Director and Chief Compliance Officer
Joseph J. Henehan                          Managing Director, Retirement Services
Julia D. Holland                           Managing Director, SMA Distribution
Edward P. Linder                           Managing Director, Variable Annuity and Agency Mutual Funds
                                           Distribution
Marguerite E. H. Morrison                  Managing Director and Secretary
Gary M O'Neill                             Managing Director, Agency Distribution
Christopher V. Parisi                      Managing Director, Outside Broker-Dealer Distribution
Jennifer D. Tarsney                        Director, National Accounts
Marianna Wekow                             Director, National Accounts
Albert W. Leier                            Vice President - Financial Operations and Treasurer
David F. Boyle                             Vice President, COLI Wholesaling
Philip E. Caminiti                         Vice President, Mutual Funds Sales Desk - Outside Broker-Dealer
                                           Distribution
Karen E. Dann                              Vice President, Variable Annuity Key Accounts - Bank Distribution
John J. Ogara                              Vice President, Variable Life Wholesaling - Agency Distribution
Mark L. Gudelski                           Vice President, National Accounts
Linda M. Howard                            Vice President, Compliance
Robert F. Meredith                         Vice President, Variable Annuity and Mutual Funds Wholesaling - Agency
                                           Distribution
Stanley W. Metheney                        Vice President, Compliance
Andrew N. Reiss                            Vice President, Variable Annuity Wholesaling - Bank Distribution
John Vaccaro                               Vice President, Compliance
James R. Vavra                             Vice President, Non-COLI Variable Life Wholesaling - Outside Distribution
Richard W. Zuccaro                         Vice President, Tax

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-



ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.


      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.



ITEM 32.          MANAGEMENT SERVICES.


                  Not applicable.



ITEM 33.          FEE REPRESENTATION.




      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and behalf by signed, duly authorized, in the City and State of New York on this 13th day of April, 2007.


                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Mario Lazzaro
                                                   -----------------------------
                                                   Mario Lazzaro
                                                   Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Robert D. Rock*                Director

     Angelo J. Scialabba*           First Vice President and Controller (Principal
                                    Accounting Officer)

     Arthur H. Seter*               Director

     Frederick J. Sievert*          Director and President (Principal Executive
                                    Officer)

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director

     Seymour Sternberg*             Director





By:      /s/ Mario Lazzaro
      ----------------------------------
      Mario Lazzaro
      Attorney-in-Fact
      April 13, 2007



* Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION
--------------                     -----------



(k)                           Opinion and Consent of Thomas F. English, Esq.

(l)                           Opinion and Consent of Lilian L. Cheung,
                              Actuary

(n)(1)                        Consent of PricewaterhouseCoopers LLP

